As filed with the Securities and Exchange Commission on January 27, 2026

1933 Act File No. 333-292202

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 1

POST-EFFECTIVE AMENDMENT NO. [  ]

MFS® MULTIMARKET INCOME TRUST

(Exact Name of Registrant as Specified in Charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 617-954-5000

Christopher R. Bohane, Massachusetts Financial Services Company,

111 Huntington Avenue, Boston, Massachusetts 02199

(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

MFS INTERMEDIATE HIGH INCOME FUND

MFS CHARTER INCOME TRUST

MFS GOVERNMENT MARKETS INCOME TRUST

MFS INTERMEDIATE INCOME TRUST

111 Huntington Avenue

Boston, MA 02199

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 11, 2026

Notice is hereby given that a special meeting of shareholders of each of MFS Intermediate High Income Fund (“CIF”), MFS Charter Income Trust (“MCR”), MFS Government Markets Income Trust (“MGF”) and MFS Intermediate Income Trust (“MIN” and collectively with CIF, MCR, and MGF, the “Target Funds,” and each, a “Target Fund”) will be held at the offices of Massachusetts Financial Services Company (“MFS”), 111 Huntington Avenue, Boston, MA 02199, on March 11, 2026 at 11:00 AM.

The purpose of each special meeting (each, a “Special Meeting,” and collectively, the “Special Meetings”) is for shareholders of each Target Fund to act on the following proposal and to consider and act upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof:

To approve an Agreement and Plan of Reorganization between the Target Fund and MFS Multimarket Income Trust (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of beneficial interest in the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be liquidated, terminated and dissolved in accordance with its Declaration of Trust and Massachusetts law (a “Reorganization”).

Each Reorganization will be voted upon separately by each Target Fund’s shareholders and the closing of any Reorganization is not contingent upon shareholder approval of any other Reorganization. Shareholders of record as of the close of business on December 11, 2025 (the “Record Date”) are entitled to vote at their Target Fund’s Special Meeting or any adjournment or postponement thereof.

THE BOARD OF TRUSTEES OF EACH OF THE TARGET FUNDS (EACH, A “BOARD”) REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH TARGET FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE REORGANIZATION OF YOUR TARGET FUND PURSUANT TO YOUR TARGET FUND’S AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Boards of Trustees of the Target Funds,

David L. DiLorenzo

President

MFS INTERMEDIATE HIGH INCOME FUND

MFS CHARTER INCOME TRUST

MFS GOVERNMENT MARKETS INCOME TRUST

MFS INTERMEDIATE INCOME TRUST

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[January XX, 2026]

IMPORTANT INFORMATION
FOR SHAREHOLDERS OF

MFS INTERMEDIATE HIGH INCOME FUND (“CIF”)

MFS CHARTER INCOME TRUST (“MCR”)

MFS GOVERNMENT MARKETS INCOME TRUST (“MGF”)

MFS INTERMEDIATE INCOME TRUST (“MIN”)

QUESTIONS & ANSWERS

Although we urge you to read the entire enclosed Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the issues to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to vote on the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of CIF, MCR, MGF and MIN, as applicable (each such fund being referred to herein as a “Target Fund”) into MFS Multimarket Income Trust (the “Acquiring Fund,” and together with the Target Funds, the “Funds,” and each, a “Fund”), pursuant to which each Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated and dissolved in accordance with its Declaration of Trust and Massachusetts law. The term “Combined Fund” refers to the Acquiring Fund after the consummation of any or all of the Reorganizations.

Shareholders of each Target Fund are being asked to consider the Reorganization of their Target Fund into the Acquiring Fund at a special meeting of shareholders of the Target Fund (each, a “Special Meeting”), as described in the enclosed Joint Proxy Statement/Prospectus.

Each Reorganization will be voted upon separately by each Target Fund’s shareholders and the closing of any Reorganization is not contingent upon the approval by Target Fund shareholders of any other Reorganization. However, each Reorganization is subject to other conditions as described below in response to the question “Are the Reorganizations subject to any contingencies?”. If the Reorganization of any Target Fund is not consummated, then such Target Fund will continue to exist and operate on a stand-alone basis and the Board of Trustees (the “Board”) of such Target Fund will consider what action, if any, to take. It is currently anticipated that, if approved by shareholders, all Reorganizations will take place on the same day.

In the event that a Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Fund, would be subject to the investment objective, investment strategies and policies and investment restrictions of the Combined Fund following the Reorganization, which will be the same as the current investment objective, investment policies and investment restrictions of the Acquiring Fund. See “COMPARISON OF THE FUNDS” in the Joint Proxy Statement/Prospectus for a comparison of the Acquiring Fund’s and each Target Fund’s investment objectives, significant investment strategies and policies and investment risks. As noted herein, shareholders of the Acquiring Fund are simultaneously considering appointment of abrdn Inc. (“Aberdeen”) as adviser to the Acquiring Fund, which, if approved, would be effective immediately upon the closing of the Reorganization, and Aberdeen would be the adviser to the Combined Fund. If Aberdeen is appointed as adviser to the Combined Fund, the implementation of the Combined Fund’s investment objective and investment policies and strategies by Aberdeen and the Aberdeen Investment team may differ from the investment process currently employed by MFS in managing the Acquiring Fund. For a discussion of such processes, see “COMPARISON OF THE FUNDS – Comparison of Principal Investment Strategies.”

Certain contingencies may impact, among other things, the management of the Combined Fund and the size of the Combined Fund following the Reorganizations. Such contingencies are discussed below in the response to “Are the Reorganizations subject to any contingencies?” and are discussed further in the Joint Proxy Statement/Prospectus.

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Q: Why are the Reorganizations being proposed?

A: On December 10, 2025, Massachusetts Financial Services Company (“MFS”), Aberdeen and, for purposes specified therein, Aberdeen Group plc, entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Aberdeen will acquire certain assets related to MFS’ business of providing investment management services (the “Business”) if the Reorganizations are approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, MFS has agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction (as defined below) and subject to certain exceptions, (i) all right, title, and interest of MFS in and to the books and records relating to the Business of the Acquiring Fund; and (ii) the goodwill of the Business (the “Transaction”).

The Funds are not a party to the Purchase Agreement; however, the completion of the Transaction is subject to certain conditions, including, but not limited to, (a) approval by shareholders of MCR and MIN of the Reorganizations thereof described in this Joint Proxy Statement/Prospectus, unless waived, and (b) approval by shareholders of the Acquiring Fund of (i) the issuance of shares of the Acquiring Fund in connection with the relevant Reorganizations, to the extent required by NYSE rules, (ii) a new investment management agreement between the Acquiring Fund and Aberdeen, and (iii) a new board of trustees (the “Aberdeen Board,” as defined below), each such proposal in subpart (b) as described in a separate proxy statement (the “Acquiring Fund Proposals”). If Target Fund shareholders approve some or all Reorganizations and Acquiring Fund shareholders approve the Acquiring Fund Proposals, Aberdeen will serve as the Combined Fund’s investment adviser, and the Aberdeen Board will oversee the Combined Fund. It is possible that certain Reorganizations and the Transaction may proceed even if shareholders of certain Target Funds do not approve the Reorganization for their respective Target Fund. However, if shareholders of certain of the Target Funds do not approve the Reorganizations and if other conditions in the Purchase Agreement are not satisfied or waived, then the Transaction will not be completed.

Q: Why are the Reorganizations being recommended by each Target Fund’s Board of Trustees?

A: With respect to each Target Fund, the Board of Trustees of the Target Fund (each a “Board” and collectively, the “Boards”), including the Independent Trustees, has unanimously determined that the Reorganization of the Target Fund would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. Each Target Fund Board has approved the respective Target Fund’s Reorganization and recommends that shareholders of the relevant Target Fund likewise approve such Fund’s respective Reorganization. In reaching this conclusion, the Board of each Target Fund considered a number of factors with respect to the relevant Target Fund. The Board of each Target Fund considered each Reorganization individually with respect to the interests of each Target Fund and its respective shareholders, as well as in the context of the broader Transaction and determined each Reorganization is in the best interests of the Target Fund whether or not the Transaction is ultimately approved and consummated. With respect to each Reorganization, the Board considered, among other things and in no order of priority:

•	each Target Fund’s investment objectives, strategies and policies, investment restrictions, and investment risks compared to those of the Combined Fund, as described herein under “COMPARISON OF THE FUNDS;”

•	the continuity of the overall investment strategy of each Target Fund in light of the substantially similar investment objectives and substantially similar or similar principal investment strategies of each Target Fund and the Acquiring Fund;

•	the potential benefits of investing in a significantly larger fund, including the potential for improved economies of scale, enhanced trading and investment efficiencies, and operating and administrative efficiencies;

•	the performance track record of each of the Target Funds and the Acquiring Fund and the potential for improved long-term performance of an investment in the Combined Fund, recognizing that no assurances can be given that the Acquiring Fund or Combined Fund will achieve any particular level of performance after the Reorganizations and Transaction;

•	the operating expenses (on both a gross and net basis) that shareholders of each Target Fund and Acquiring Fund are expected to experience as shareholders of the Combined Fund after the Reorganizations relative to the operating expenses currently borne by such shareholders;

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•	that it is expected that if Aberdeen serves as the investment adviser to the Combined Fund, the management fee rate for the Combined Fund would be lower than that of the current management fee rate for the Acquiring Fund and each Target Fund on the basis of net assets and managed assets. It is expected that if MFS serves as the investment adviser to the Combined Fund, the management fee rate of the Combined Fund would be the same or lower than the current management fee rate for the Acquiring Fund, and each Target Fund respectively (see “Comparison of Fees and Expenses”);

•	alternatives to the Reorganizations, including continuing to operate each Target Fund separately, and the potential benefits and costs related thereto;

•	the potential premium/discount to NAV of the Combined Fund as compared to each Target Fund’s NAV;

•	the potential for improved secondary market trading of the larger Combined Fund;

•	the anticipated tax-free nature of the exchange of shares in the Reorganizations and other expected U.S. federal income tax consequences of the Reorganizations, including the potential effects on each Target Fund’s capital loss carryforwards, and the effects on each Target Fund’s undistributed net investment income and capital gains, if any;

•	that MFS and its affiliates and Aberdeen and its affiliates will bear all direct costs and expenses incurred in connection with the Reorganizations and the Special Meetings (other than any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to the Acquiring Fund and repositioning costs);

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of each Target Fund;

•	the effect of the Reorganization on shareholder rights; and

•	any potential benefits of the Reorganizations to MFS and its affiliates.

In the context of the broader Transaction, the Board also considered certain additional factors in its approval and recommendation of each Target Fund’s Reorganization, including among others, the following factors in no order of priority. The following factors are the same as those considered by the Board of the Acquiring Fund in recommending that Acquiring Fund shareholders approve a new investment advisory agreement with Aberdeen and the new Aberdeen Board (defined below).

•	the experience and history of Aberdeen in managing closed-end funds and the experience and qualifications of the proposed portfolio management team of Aberdeen that will manage the Combined Fund, subject to the approval of the Acquiring Fund’s shareholders;

•	the potential effects of the Reorganizations on the distributions of the Target Funds, including Aberdeen’s proposal to increase the annual distribution rate of the Combined Fund, which would be higher than each Target Fund’s current managed distribution rate;

•	the impact of the Reorganizations and Transaction on the total expense ratios for the Acquiring Fund and each Target Fund. With respect to the Acquiring Fund and each Target Fund except MCR, the MFS Boards considered among other things the potential for a total expense ratio on the basis of managed assets (after giving effect to fee waivers and/or expense reimbursements, and excluding leverage costs) that is the same as or lower than such Fund’s annualized total expense ratio. With respect to MCR, the MFS Boards considered that the total expense ratio for the Fund (gross and net) is expected to increase as a result of the Reorganization and the broader Transaction (after giving effect to fee waivers and/or expense reimbursements, and excluding leverage costs). The MFS Boards noted, however, that MCR’s net total expense ratio (after giving effect to fee waivers and/or expense reimbursements, and excluding leverage costs) is anticipated to remain below the expense group median for comparable funds identified by Broadridge Solutions, Inc.;

•	Aberdeen’s agreement to limit the total operating expenses of the Combined Fund for a period of at least two years from the date on which Aberdeen begins managing the Fund (assuming Aberdeen is appointed as investment adviser to the Combined Fund); and

•	MFS’s and Aberdeen’s representations that the Reorganizations and Transaction are not expected to result in a diminution in the level or quality of services that shareholders of the Target Funds and/or the Acquiring Fund currently receive, and that shareholders of the Combined Fund will receive a comparable level and quality of services following the Transaction compared to the services they currently receive as shareholders of the Target Funds and/or the Acquiring Fund.

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The Board of each Target Fund has carefully reviewed the terms of each Reorganization and unanimously determined to recommend that shareholders of each Target Fund approve the Reorganization.

Q: How will the Reorganizations affect the fees and expenses of the Target Funds?

A: The table below summarizes the current contractual management fee rate for the Acquiring Fund and each Target Fund.

Fund	Contractual Management Fee (Annual)
Acquiring Fund	0.32% of average daily net assets plus 5.40% of gross income[1]
CIF	0.65% of average daily net assets plus 20% of leverage income[2]
MCR	0.32% of average daily net assets plus 4.57 of gross income[1]
MGF	0.32% of average daily net assets plus 5.33 of gross income[1,3]
MIN	0.32% of average daily net assets plus 5.65 of gross income[1,4]

1 Gross income is calculated based on tax elections that generally include the amortization of premium and exclude the accretion of discount, which may differ from investment income reported in the Acquiring Fund’s annual financial report.

2 Leverage income after deducting the expenses of leveraging (“net leverage income”); provided, however, if CIF’s net leverage income is less than zero, MFS will reduce its management fee by an amount equivalent to the percentage indicated of CIF’s net leverage income.

3 Reduced to 0.85% of average daily net assets pursuant to an agreement with MFS which expires November 30, 2026, unless renewed by agreement between MFS and MGF’s Board.

4 Reduced to 0.85% of average daily net assets pursuant to an agreement with MFS which expires October 31, 2026, unless renewed by agreement between MFS and MIN’s Board.

It is expected that if Aberdeen serves as the investment adviser to the Combined Fund, the management fee rate for the Combined Fund would be lower than that of the current management fee rate for the Acquiring Fund and each Target Fund on the basis of net assets and managed assets. It is expected that if MFS serves as the investment adviser to the Combined Fund, the management fee rate of the Combined Fund would be the same or lower than the current management fee rate for the Acquiring Fund, and each Target Fund respectively. If Aberdeen is appointed the Combined Fund’s investment adviser following the Reorganizations, a new investment advisory agreement between Aberdeen and the Combined Fund, as approved by the Acquiring Fund’s shareholders, will set forth a management fee structure to compensate Aberdeen for overall investment management and related administrative services and facilities provided to the Combined Fund. Pursuant to the new investment advisory agreement, the management fee will consist of an annual investment management fee, payable monthly, at an annual rate of 0.85% of the Combined Fund’s average daily “Managed Assets.” For purposes of calculating this annual management fee, “Managed Assets” are the total assets of the Combined Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Combined Fund’s accrued liabilities (other than the Combined Fund’s liabilities incurred for the purpose of leverage).

In the event that the Reorganizations are approved by all or a subset of the Target Funds’ shareholders and the Acquiring Fund’s shareholder approve the proposal to issue additional common shares in connection with the Reorganizations, but the Acquiring Fund’s shareholders do not both (a) approve the appointment of Aberdeen as the investment adviser of the Combined Fund and (b) elect the Aberdeen Board as the Combined Fund’s board of trustees, MFS will remain the investment adviser of the Combined Fund pursuant to MFS’ current investment advisory agreement with the Acquiring Fund. Under this scenario, the management fee structure that is currently in place between the Acquiring Fund and MFS, as reflected in the above table, will be the management fee structure for the Combined Fund.

MFS, in the case of the CIF and MGF, has agreed in writing with the relevant Fund’s Board to pay a portion of the Fund’s total annual operating expenses. The Acquiring Fund, MCR, and MIN currently do not have an expense limitation in place. The table below summarizes the current expense limitation agreement currently in place for each of CIF and MGF, including the duration of such agreement.

Fund	Total Fund Operating Expense Limitation (annual)	Expiration Date of Expense Limitation (unless extended)
CIF	1.34% of average daily net assets[1,2]	November 30, 2027
MGF	0.80% of average daily net assets[1,2]	November 30, 2027

1 The Operating Expense Limitation excludes interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses.

2 Not subject to recoupment by MFS.

If Aberdeen is appointed the Combined Fund’s investment adviser following the Reorganizations, Aberdeen has agreed in writing to pay a portion of the Combined Fund’s total annual operating expenses, excluding any

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leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that the Combined Fund’s total fund operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily Managed Assets (as described above). This written agreement will continue for a period of at least two years from the date on which Aberdeen begins managing the Combined Fund, unless extended, terminated, modified or revised by mutual agreement of the parties thereto and subject to approval by the Aberdeen Board. In the event that MFS remains the investment adviser to the Combined Fund, as discussed above, MFS has agreed in writing to pay a portion of the Combined Fund’s total annual operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that the Combined Fund’s total fund operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily Managed Assets (as described above). This written agreement will continue for a period of at least two years from the Closing Date, unless extended, terminated, modified or revised by mutual agreement of the parties thereto and subject to approval by the MFS Board.

The following table provides a comparison of the fees and expenses of each Fund, based on the contractual management fee and total fund operating expense limitations discussed above and based on net assets as of each Fund as of the period indicated in the table below, and, in the case of the Combined Fund, the pro forma expenses for the Fund, assuming all Reorganizations are approved and consummated and either (i) MFS remains the investment adviser to the Combined Fund or (ii) Aberdeen is appointed the investment adviser to the Combined Fund.

The tables are intended to assist investors in understanding the fees and expenses (annualized) that an investor in the Funds or the Combined Fund would bear, directly or indirectly. Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical. The level of expense savings (or increases) resulting from the Reorganizations will vary depending on the resulting size of the Combined Fund. Additional information about the management of the Funds before and after the Reorganizations is included under the section “MANAGEMENT OF THE FUNDS” in the Joint Proxy Statement/Prospectus.

Importantly, MIN and MGF currently do not employ leverage as part of their respective investment strategy and, therefore, the Total Annual Expenses for MIN and MGF, as reflected in the table below, do not include costs associated with the use of leverage, such as interest expense on borrowed funds. Following the consummation of the Reorganizations, shareholders of MIN and MGF will become shareholders of the Combined Fund, which will employ leverage for investment purposes and, therefore, will incur costs associated with the use of leverage, as reflected in the estimated Total Annual Expenses for the Pro Forma Combined Fund in the table below.

Pursuant to certain regulatory requirements, the fees and expenses in the tables below are expressed as a percentage of average daily net assets attributable to common shares, including with respect to the Pro Forma Combined Fund fees and expenses. As reflected in the table below, following the consummation of the Reorganizations, the estimated Total Annual Expenses (expressed as a percentage of average daily net assets attributable to common shares) for the Pro Forma Combined Fund are expected to be higher than the Total Annual Expenses for MGF and MIN as of the period indicated below. This increase in Total Annual Expenses for MGF and MIN relative to the Pro Forma Combined Fund is primarily attributable to costs associated with the use of leverage. As described above, if Aberdeen is appointed the Combined Fund’s investment adviser following the Reorganizations, pursuant to the new investment advisory agreement, the management fee rate will be based on the Combined Fund’s average daily “Managed Assets.” The fees and expenses in the tables below (expressed as a percentage of average daily net assets attributable to common shares) may differ in both absolute and relative terms, if expressed as a percentage of average daily “Managed Assets.”

Annual Expenses (as a percentage of average daily net assets attributable to common shares)

	CIF	MCR	MGF	MIN	Acquiring Fund (MMT)	Pro Forma Combined Fund (with no change in management)[1]	Pro Forma Combined Fund (with change in management)[2]
For the period ended:	5/31/2025^	5/31/2025^	5/31/2025^	10/31/2025	10/31/2025	10/31/2025	10/31/2025
Total Annual Expenses Before Reduction of Expenses	4.07%	2.64%	0.90%	0.73%	2.86%	1.95%	2.23%
Total Annual Expenses[3]	3.83%	2.64%	0.80%	0.73%	2.86%	1.89%	1.88%

[1]	Assumes MFS remains investment adviser to the Combined Fund
[2]	Assumes Aberdeen is appointed investment adviser to the Combined Fund

[3]	These amounts reflect expense reductions, if applicable. Also, in order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding Interest Payments on Borrowed Funds and including the Reduction of Expenses, if applicable) for CIF, MCR, MGF, MIN, the Acquiring Fund, the Pro Forma Combined Fund (with no change in management) and the Pro Forma Combined Fund (with change in management) are 1.34%, 0.79%, 0.80%, 0.73%, 0.99%, 0.88%, and 0.87%, respectively.

^	Annualized

Additional information and comparisons of the Funds’ current fee structures and expense levels, including an expense example, are included under “Comparison of Fees and Expenses” in the Joint Proxy Statement/Prospectus.

Q: Who will manage the Combined Fund?

A: MFS currently manages the Acquiring Fund, MCR, CIF, MGF, and MIN. Simultaneously with the solicitation of the shareholders of each Target Fund to approve the relevant Reorganization, the shareholders of the Acquiring Fund, through a separate proxy statement, are being asked to approve a new investment advisory

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agreement between the Acquiring Fund and Aberdeen appointing Aberdeen as the investment adviser of the Combined Fund. If approved, Aberdeen will replace MFS as the Acquiring Fund’s investment adviser, and MFS will cease to serve as the investment adviser for the Acquiring Fund effective upon the consummation of the Reorganizations.

Aberdeen is a wholly owned subsidiary of Aberdeen Group plc. Aberdeen Group plc combined with its subsidiaries and affiliates manages and administers approximately $730 billion as of September 30, 2025. As of September 30, 2025, Aberdeen and its affiliates had approximately $175 billion in fixed income assets under management. Moreover, closed-end funds are an important element of the Aberdeen client base in the U.S. and globally. Aberdeen and its affiliates managed 15 U.S. closed-end funds and 13 non-U.S. closed end funds, totaling $26.1 billion in assets as of September 30, 2025. Aberdeen and its affiliates are global specialist asset managers, helping clients achieve their target investment outcomes. Aberdeen identifies investment opportunities to benefit from trends today and beyond. Aberdeen Group plc employs over 4,300 people worldwide, including over 600 investment professionals. Aberdeen and its affiliates focus on bringing together a global team that is diverse in terms of gender, background and experience and skillset. In each region, Aberdeen Group plc focuses on hiring local professionals to give it an advantage in every market in which it operates.

Aberdeen and its affiliates manage assets on behalf of clients and customers from more than 20 investment centers, aided by support staff located in over 25 locations across the UK, Europe, the Middle East, Americas and Asia. This proximity to markets feeds Aberdeen’s and its affiliates’ investment insight and allows them to understand the needs of its clients more closely.

In connection with the investment adviser transition from MFS to Aberdeen, the Acquiring Fund’s current portfolio management team that is responsible for the day-to-day management of the Acquiring Fund will be replaced by a new portfolio management team employed by Aberdeen (the “Aberdeen Investment Team”) responsible for the day-to-day management of the Combined Fund. A more detailed discussion of Aberdeen, including further information regarding the qualifications of the Aberdeen Investment Team, is included under the section “MANAGEMENT OF THE FUNDS” in the Joint Proxy Statement/Prospectus.

The Combined Fund will have the same investment objective and it will be managed in accordance with the same investment policies and strategies as the Acquiring Fund; however, the implementation of the Combined Fund’s investment objective and investment policies and strategies by Aberdeen and the Aberdeen Investment Team may differ from the investment process currently employed by MFS in managing the Acquiring Fund. For a discussion of such processes, see “COMPARISON OF THE FUNDS – Comparison of Principal Investment Strategies.” This may cause the Combined Fund’s performance returns, holdings, and other portfolio attributes to vary significantly from those historically experienced by the Acquiring Fund. No assurances can be given that the Acquiring Fund or Combined Fund will achieve any particular level of performance after the Reorganizations and Transaction.

In addition to approving a new investment advisory agreement with Aberdeen, the Acquiring Fund’s shareholders are also being asked to elect five trustees (the “Aberdeen Board”) to serve as the Board of the Combined Fund. If the investment advisory agreement with Aberdeen is approved and the Aberdeen Board is elected, the Aberdeen Board would become the Trustees of the Combined Fund, replacing the Acquiring Fund’s current Trustees, who would cease to serve as Trustees of the Combined Fund, effective upon the consummation of the Reorganizations.

In the event that the Acquiring Fund’s shareholders do not approve both the investment advisory agreement appointing Aberdeen and the election of the Aberdeen Board, but the Reorganization is approved by a Target Fund’s shareholders and other conditions are satisfied, the Reorganization will be consummated; however, MFS will remain the Combined Fund’s investment adviser pursuant to the current investment advisory agreement between MFS and the Acquiring Fund, and the Acquiring Fund’s current Board will continue to serve as the Board for the Combined Fund.

Q: Are the Reorganizations subject to any contingencies?

A: Yes, certain contingencies could impact whether each Reorganization is consummated and who will serve as the investment adviser and board of a Target Fund going forward. Each of these contingencies is summarized below and is discussed in greater detail under the section “REORGANIZATION CONTINGENCIES AND REORGANIZATION COMBINATIONS” in the body of the Joint Proxy Statement/Prospectus. If shareholders of certain of the Target Funds do not approve the Reorganizations and if other conditions in the Purchase Agreement are not satisfied or waived, the the Transaction will not be completed.

Approval required by the Acquiring Fund’s shareholders to consummate the Reorganizations. Contemporaneously with the solicitation of the shareholders of each Target Fund to approve the relevant

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Reorganization, the shareholders of the Acquiring Fund, through a separate proxy statement, are being asked to approve the issuance of the Acquiring Fund common shares (the “Acquiring Fund Shares”) to be distributed to each Target Fund’s shareholders as part of the Reorganizations. The Reorganization of each MCR, MIN, and MGF is contingent upon the approval by the Acquiring Fund’s shareholders of the issuance of the Acquiring Fund Shares. CIF’s Reorganization may be consummated without the Acquiring Fund’s shareholders approving the issuance of the Acquiring Fund Shares. In the event that the Acquiring Fund’s shareholders do not approve the issuance of Acquiring Fund Shares, the Reorganization of MCR, MIN, and MGF will not be consummated, and, in the short term MCR, MIN, and MGF will continue to operate as stand-alone funds in accordance with their current investment objective and investment policies and MFS will continue as investment adviser, and the current Board of Trustees of each Fund will remain in place. MFS may recommend alternative proposals to the relevant Fund’s Board, including, but not limited to, a re-solicitation of votes for the Reorganization.

Approvals required by the Acquiring Fund’s shareholders to consummate the Reorganizations with Aberdeen serving as the Combined Fund’s investment adviser. As discussed above, the shareholders of the Acquiring Fund, through a separate proxy statement, are being asked to (i) approve a new investment advisory agreement appointing Aberdeen as the investment adviser of the Combined Fund and (ii) elect the Trustees on the Aberdeen Board as the new board of the Combined Fund. In the event that the Acquiring Fund’s shareholders do not approve both of these proposals, MFS will continue to serve as the investment adviser to the Acquiring Fund and the current Board will not change.

Approval required by MCR’s and MIN’s shareholders to complete the Reorganization with Aberdeen serving as the Combined Fund’s investment adviser and the Aberdeen Board serving as the Combined Fund’s Board. Under the terms of the Purchase Agreement between MFS, Aberdeen, and for purposes specified therein, Aberdeen Group plc, the reorganization of any combination of the Target Funds into the Acquiring Fund with Aberdeen serving as the investment adviser to the Combined Fund and the Aberdeen Board serving as the Combined Fund’s Board is contingent on the shareholders of both MCR and MIN approving their respective Reorganization, unless waived. In the event that shareholders of CIF and/or MGF approve their respective Reorganizations but both MCR’s shareholders and MIN’s shareholders do not approve their respective Reorganization, the CIF and/or MGF Reorganization will be consummated, however MFS will continue to manage the Combined Fund pursuant to the existing investment advisory agreement between MFS and the Acquiring Fund or MFS will recommend an alternative to the MFS Board concerning the management of the Combined Fund, unless related conditions in the Purchase Agreement are waived.

The following table summarizes certain outcomes resulting from different scenarios triggering the contingencies described above. While these scenarios and outcomes are intended to illustrate the impact of each of the contingencies, the below table does not reflect the full range of scenarios and outcomes that may occur as a result of different combinations of Target Fund and Acquiring Fund shareholder approvals or waivers of conditions in the Purchase Agreement. Further information regarding each contingency and the potential outcomes is included under the section “REORGANIZATION CONTINGENCIES AND REORGANIZATION COMBINATIONS” in the Joint Proxy Statement/Prospectus.

Scenario	Outcome

•    Acquiring Fund’s shareholders (i) approve issuance of the Acquiring Fund Shares (ii) approve investment advisory agreement with Aberdeen, and (iii) elect all of the Trustees on the Aberdeen Board.

•    Each Target Fund’s shareholders approve the Reorganization.

• Reorganizations of all the Target Funds are consummated with the Combined Fund managed by Aberdeen.
• Acquiring Fund’s shareholders do not approve issuance of the Acquiring Fund Shares. • Each Target Fund’s shareholders approve its Reorganization.

•    Reorganizations of MCR, MIN, and MGF are not consummated and each Fund continues operating as standalone funds managed by MFS and overseen by each Fund’s current Board.

•    Reorganization of CIF is consummated with the Combined Fund managed by MFS and overseen by the Acquiring Fund’s current Board.

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•    Acquiring Fund’s shareholders approve issuance of the Acquiring Fund Shares, but do not approve the investment advisory agreement with Aberdeen and/or do not elect the Aberdeen Board.

•    Each Target Fund’s shareholders approve its Reorganization.

• Reorganizations are consummated with the Combined Fund managed by MFS and overseen by the Acquiring Fund’s current Board.

•    Acquiring Fund’s shareholders (i) approve issuance of the Acquiring Fund Shares (ii) approve investment advisory agreement with Aberdeen, and (iii) elect the Aberdeen Board.

•    MCR’s shareholders do not approve the Reorganization.

•    Shareholders of MIN, CIF, and MGF approve the Reorganization.

•

Reorganizations of MIN, CIF, and MGF are consummated, and the Combined Fund is managed by MFS and overseen by the Acquiring Fund’s current Board or MFS will recommend an alternative to the MFS Board concerning the management of the Combined Fund.

•

MCR continues to operate as a standalone fund managed by MFS and overseen by MCR’s current Board.

•    Acquiring Fund’s shareholders (i) approve issuance of the Acquiring Fund Shares (ii) approve investment advisory agreement with Aberdeen, and (iii) elect the Aberdeen Board.

•    MIN shareholders do not approve the Reorganization.

•    Shareholders of MCR, CIF, and MGF approve the Reorganization.

•

Reorganizations of MCR, CIF, and MGF are consummated, and the Combined Fund is managed by MFS and overseen by the Acquiring Fund’s current Board or MFS will recommend an alternative to the MFS Board concerning the management of the Combined Fund.

•

MIN continues to operate as a standalone fund managed by MFS and overseen by MIN’s current Board.

If a Target Fund’s shareholders do not approve the Reorganization, or if the Acquiring Fund’s shareholders do not approve the issuance of Acquiring Fund Shares, the Target Fund’s current investment adviser may recommend alternative proposals to the Board of such Target Fund, including, but not limited to, a re-solicitation of votes for the Reorganization.

Q: How similar are the Target Funds and Acquiring Fund?

A: Each of the Target Funds and the Acquiring Fund operate as closed-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The common shares of each Fund are listed on the New York Stock Exchange (the “NYSE”).

Each Fund is organized as a Massachusetts business trust. Although all of the Funds are subject to Massachusetts law, the Funds have different Declarations of Trust and By-Laws identifying, among other things, the rights of a Fund’s shareholders. The material terms of each Fund’s organizational documents are described in the Joint Proxy Statement/Prospectus under the section “ADDITIONAL INFORMATION ABOUT THE FUNDS AND COMPARISON OF CERTAIN RIGHTS OF SHAREHOLDERS.”

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The Target Funds and Acquiring Fund have the same investment objective: to seek high current income, but also consider capital appreciation. Each Fund’s investment objective is not classified as a fundamental policy under the 1940 Act and, therefore, may be changed without shareholder approval by providing at least 60 days’ prior notice to shareholders. Each Fund is also classified as a “diversified fund” under the 1940 Act, meaning each Fund is restricted from taking large, concentrated positions in specific issuers with respect to 75% of its portfolio.

Each Fund focuses on investing in fixed income securities (i.e., bonds and other debt instruments). Fixed income instruments include a wide variation of instruments that represent obligations of U.S. and foreign corporations, governments, and other entities to repay borrowed money. Fixed income instruments additionally may have a wide variation of attributes and characteristics, including varying maturity lengths, yields, credit quality, and rights and obligations of holders and issuers. Each Fund, in accordance with its investment strategy, has varying degrees of flexibility to invest in different fixed income instrument types issued by different types of issuers (i.e., corporations or governments) located in various jurisdictions. Each Fund’s principal investment strategies are briefly summarized in the table below. A more detailed comparison of the Funds’ investment objectives and significant investment strategies and policies and investment risks is included under the section “COMPARISON OF THE INVESTMENT OBJECTIVE AND POLICIES OF THE TARGET FUNDS TO THE ACQUIRING FUND” in the Joint Proxy Statement/Prospectus.

Summary of Principal Investment Strategies

Acquiring Fund (MMT)

The Acquiring Fund normally invests at least 80% of its assets in fixed income securities. In pursuing its investment strategy, the Acquiring Fund typically will invest in a broad array of fixed income instrument types and may:

●    Invest in a variety of debt instruments issued by U.S. and foreign corporations and governments, including those located in emerging market countries;

●    Invest up to 100% of its assets in below investment grade quality debt instruments;

●    Invest across different industries, sectors, countries, or regions but may concentrate in specific industries, sectors, countries, or regions;

●    Use derivative instruments for any investment purpose.

●    Use leverage to the extent permitted under the 1940 Act.

The Acquiring Fund may additionally and to a lesser extent invest in equity securities.

CIF

CIF normally invests at least 80% of its net assets, including borrowings for investment purposes, in high income debt instruments. In pursuing its investment strategy, CIF may:

●    Invest up to 100% of its assets in below investment grade quality debt instruments;

●    Invest in debt instruments issued by foreign issuers;

●    Invest across different industries and sectors, but may concentrate in specific industries or sectors;

●    Use derivative instruments for any investment purpose.

●    Use leverage to the extent permitted under the 1940 Act.

CIF’s portfolio will normally have a dollar weighted average effective maturity of between three and ten years. CIF may additionally and to a lesser extent invest in equity securities and non-high income producing debt instruments.

MCR

MCR normally invests its assets primarily in debt instruments. In pursuing its investment strategy, MCR typically will invest in a broad array of fixed income instrument types and may:

●    Invest in a variety of debt instruments issued by U.S. and foreign corporations and governments, including those located in emerging market countries;

●    Invest up to 100% of its assets in below investment grade quality debt instruments;

●    Invest across different industries and sectors, but may concentrate in specific industries or sectors;

●    Use derivative instruments for any investment purpose.

●    Use leverage to the extent permitted under the 1940 Act.

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MGF

MGF normally invests at least 80% of its net assets, including borrowings for investment purposes, in U.S. and foreign government securities. In pursuing its investment strategy, MGF typically invest substantially all of its assets in investment grade quality debt instruments and may:

●    Invest in non-government issued debt instruments;

●    Purchase or sell debt instruments on a when-issued, delayed delivery, or forward commitment basis.

●    Invest across different countries and regions, but may concentrate in specific countries or regions;

●    Invest a significant percentage of its assets in a single or small number of issuers;

●    Use derivative instruments for any investment purpose.

●    Use leverage to the extent permitted under the 1940 Act.

MIN

MIN normally invests its assets primarily in debt instruments. In pursuing its investment strategy, MIN typically invests substantially all of its assets in investment grade quality debt instruments and may:

●    Invest in debt instruments issued by foreign issuers;

●    Invest across different industries and sectors, but may concentrate in specific industries or sectors;

●    Invest a significant percentage of its assets in a single or small number of issuers;

●    Use derivative instruments for any investment purpose.

●    Use leverage to the extent permitted under the 1940 Act.

MIN’s portfolio will normally have a dollar weighted average effective maturity of between three and ten years.

Q: What are the primary characteristics of the Combined Fund following the Reorganizations?

A: If Aberdeen is appointed as investment adviser to the Combined Fund, the Combined Fund will seek to achieve the same investment objective and will be managed in accordance with similar investment policies as the Acquiring Fund following the Reorganizations. As noted herein, shareholders of the Acquiring Fund are simultaneously considering appointment of Aberdeen as adviser to the Acquiring Fund, which, if approved, would be effective immediately upon the closing of the Reorganization, and Aberdeen would be the adviser to the Combined Fund. If Aberdeen is appointed as adviser to the Combined Fund, the implementation of the Combined Fund’s investment objective and investment policies and strategies by Aberdeen and the Aberdeen Investment Team may differ from the investment process currently employed by MFS in managing the Acquiring Fund. For a discussion of such processes, see “COMPARISON OF THE FUNDS – Comparison of Principal Investment Strategies.” The Combined Fund will operate as a diversified, closed-end investment company and will invest in a broad range of U.S. and foreign fixed income securities (i.e., bonds and other debt instruments). The Combined Fund will seek to provide current income as its investment objective, but also consider capital appreciation. Under normal market conditions, the Combined Fund will invest at least 80% of its net assets in fixed income securities. This policy may not be changed without shareholder approval. The Combined Fund will implement its investment strategy by investing its assets in a wide-variety of fixed income securities of U.S. and foreign issuers, including those located in emerging markets. The Combined Fund will have the flexibility to invest in corporate bonds, U.S. and foreign government securities, mortgage-backed securities and other securitized instruments, and various other types of fixed income securities with a view toward achieving broad diversification across and within these categories. If Aberdeen is the adviser to the Combined Fund, they may also invest the Combined Fund’s assets in private securities and loans. The Combined Fund is not limited to investing in fixed income securities of a specific maturity or credit quality, and may invest up to 100% of its assets in below investment grade instruments. The Combined Fund may also invest in equity securities (i.e., common stocks), however these instruments are not expected to be a material portion of the Combined Fund’s portfolio. The Combined Fund will normally invest its assets across different industries, sectors, countries, and regions, but it may invest a significant percentage of its assets in issuers in a single industry, sector, country, or region. The Combined Fund additionally has the flexibility to use derivative

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instruments for any investment purpose. The Combined Fund may use leverage to the extent permitted under the 1940 Act, including for investment purposes, and it is anticipated that such leverage will be achieved through borrowing from banks under a line of credit facility. If approved by the Board of Trustees the Combined Fund may also use leverage by other methods.

The Combined Fund’s common shares will continue to be listed on the NYSE following the Reorganizations.

Q: How will the Reorganizations be effected?

A: Assuming Target Fund shareholders approve the Reorganization of their Target Fund, and the Acquiring Fund shareholders approve the issuance of Acquiring Fund Shares in connection with the Reorganization, the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume all of the Target Fund’s stated liabilities in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional common shares). The Target Fund will then terminate its registration under the 1940 Act and liquidate, dissolve, and terminate in accordance with its Declaration of Trust and Massachusetts law.

You will become a shareholder of the Combined Fund following your Target Fund’s Reorganization. You will receive newly issued common shares of the Acquiring Fund, without par value, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the Target Fund you held immediately prior to such Reorganization (although you may receive cash for any fractional shares). The NAV of each Target Fund and the Acquiring Fund will reflect the applicable costs of the Reorganization. The market value of the common shares of the Combined Fund you receive may be more or less than the market value of the common shares of the Target Fund shares you held prior to the Reorganizations.

Q: Who will pay for the costs associated with the Reorganizations?

A: MFS and its affiliates and Aberdeen and its affiliates will bear all direct costs and expenses incurred in connection with the Reorganizations and the Special Meetings, including, but not limited to, proxy and proxy solicitation costs, printing and mailing costs, legal fees, and listing, registration, and filing fees. The Target Funds and their shareholders will, however, bear any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to the Acquiring Fund.

In addition, each Target Fund expects to sell a portion of its portfolio in advance of the relevant Reorganization because certain instruments cannot be transferred to the Acquiring Fund due to local market restrictions. In connection with such sales, the relevant Target Fund may hold a significant amount of cash and may, therefore, depart from its investment objective and strategy in advance of the Reorganization. In addition, each Target Fund will bear the portfolio transaction costs associated with sales and purchases, as applicable, of such instruments in advance of the Reorganization. Any repositioning costs incurred by each Target Fund in connection with the Reorganizations, including, but not limited to, broker commissions, transfer fees, or taxes, will be considered investment-related expenses and, therefore, incurred outside of the relevant Target Fund’s contractual expense limitation, if any. These costs are estimated as follows:

Target Fund	Estimated Total Repositioning Costs	Estimated Total Repositioning Costs Per Share
CIF	$0.00	$0.00
MCR	$19,226.90	$0.00
MGF	$1,940.00	$0.00
MIN	$2,717.50	$0.00

All shareholders of the Combined Fund will bear the costs of rebalancing the Combined Fund’s portfolio after the Reorganizations. Such costs are currently estimated to be approximately $87,055.70, or less than $0.001 per share, assuming all Target Funds participate in the Reorganizations. It is anticipated that the repositioning after the Reorganizations would be substantially similar regardless of whether Aberdeen or MFS is the Combined Fund’s investment adviser and, as such any costs associated with rebalancing the Combined Fund’s

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portfolio following the Reorganizations are not expected to materially deviate from the above estimates. Following the Reorganizations, the Combined Fund will be managed in accordance with the Acquiring Fund’s current investment objective and investment policies; however, the implementation of the Combined Fund’s investment objective and investment policies and strategies by Aberdeen and the Aberdeen Investment Team may differ from the investment process currently employed by MFS in managing the Acquiring Fund.

In connection with the Reorganizations, Aberdeen and/or MFS will pay out-of-pocket expenses and charges associated with solicitation of shareholder votes and printing and mailing of proxies and this Joint Proxy Statement/Prospectus. A third-party proxy solicitation vendor, EQ Fund Solutions LLC, will assist with solicitation of shareholder votes and mailing of the Joint Proxy Statement/Prospectus in connection with the Reorganizations. The total estimated costs for these services are $396,640.

The Funds, MFS, or Aberdeen will not pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations, or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Q: Will I have to pay any sales load, commission, or other similar fees in connection with the Reorganizations?

A: You will pay no sales loads or commissions in connection with the Reorganizations.

Q: Have common shares of the Target Funds and the Acquiring Fund historically traded at a premium or a discount to their respective NAVs?

A: The common shares of each Fund have historically fluctuated between a discount and a premium. As reflected in the table below, as of November 30, 2025, each Fund traded at a discount to its respective NAV.

Fund	Market Price	NAV	Discount to NAV
Acquiring Fund	$4.69	$5.07	(7.50)%
MCR	$6.29	$6.75	(6.81)%
CIF	$1.73	$1.84	(6.25)%
MGF	$3.13	$3.19	(1.88)%
MIN	$2.66	$2.73	(2.56)%

There can be no assurance that, after the Reorganizations, shares of the Combined Fund will trade at NAV or at a premium or discount to NAV. In the Reorganizations, common shareholders of each Target Fund will receive common shares of the Combined Fund based on the relative NAVs (not the market values) of each respective Target Fund’s common shares. Immediately following the Reorganizations or thereafter, the market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of the applicable Target Funds prior to the Reorganizations. To the extent a Target Fund’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund’s common shares at the time of the Reorganization, such Target Fund shareholders would have the potential for an economic benefit by the possible narrowing of the discount/premium. To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, which would be the case for MCR, CIF, MGF, and MIN based on MCR’s, CIF’s, MGF’s, and MIN’s discount as of November 30, 2025, such Target Fund shareholders may be negatively impacted if the Reorganizations are consummated. The Combined Fund shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

Q: Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A: Each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of any fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization, except for any gain or loss that may be required to be recognized as a result of the close of each Target Fund’s taxable year due to the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Reorganization. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the respective Target Fund would recognize a taxable gain or loss equal to the difference between their tax basis in Target Fund shares and the fair market value of the Acquiring Fund Shares (plus cash in lieu of fractional shares) received.

Prior to the closing date of the Reorganizations (the “Closing Date”), each Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to

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each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.

In addition to any gains generated through regular portfolio trading activity by each Target Fund, certain Target Funds will realize capital gains in advance of the Reorganizations on the sale of securities that are not permitted to be transferred to the Acquiring Fund. The estimated percentage of each Target Fund’s portfolio to be sold in advance of the Reorganizations and the estimated transaction costs related to such sales are shown in the table below as of August 31, 2025. These estimates are subject to change depending on market circumstances at the time such sales are made. In addition, each Target Fund’s investment adviser and administrator is exploring whether certain of the securities currently expected to be sold in advance of the Reorganizations because they are not transferable can in fact be transferred to the Acquiring Fund. If such securities can be transferred, then transaction costs incurred by the relevant Target Fund are expected to be less, perhaps materially.

Target Fund	Estimated Percentage of Target Fund’s Portfolio to be Sold in Advance of the Reorganization	Estimated Repositioning Costs	Estimated Repositioning Costs per Share
CIF	0.00%	$0.00	$0.00
MCR	1.96%	$19,226.90	$0.00
MGF	2.74%	$1,940.00	$0.00
MIN	0.35%	$2,717.50	$0.00

The sale of such securities may result in capital gains or losses, which may have U.S. federal income tax consequences. If the sales were completed on August 31, 2025, the estimated capital gains or losses that would have resulted are summarized in the table below. These estimates are subject to change depending on market circumstances at the time such sales are made. Each Fund has capital loss carryforwards that would offset the estimated capital gains if any.

Fund	Estimated Capital Gains/(Losses)	Estimated Capital Gains/(Losses) per Share
CIF	$(2,025)	$0.000
MCR	$178,313	$0.004
MGF	$18,501	$0.001
MIN	$183,188	$0.002
MMT	$431,725	$0.008

Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Although it is expected that the portfolio realignment would occur principally following the Reorganizations, the Acquiring Fund may begin to realign its portfolio after Target Fund shareholder approval of the Reorganizations but prior to the consolidation in a manner consistent with its current investment objective and strategies. Based on each Fund’s holdings as of August 31, 2025, the Combined Fund expects to reposition approximately 1.64% of its portfolio following the Closing Date, assuming that all Reorganizations are approved and consummated, which would generate an estimated $87,055.70, or less than $0.001 per share, in transaction costs if the repositioning were to occur on August 31, 2025. The total estimated capital losses to be realized from the repositioning of the portfolio securities following the Reorganization, if the portfolio restructuring had occurred on August 31, 2025 would be $(1,953,269) or $(0.01) per share. The amount of net capital gains (or losses) realized can fluctuate widely and will depend on, among other things, market conditions at the time of the sales.

The tax impact of the post-Reorganization restructuring will depend on the difference between the price at which portfolio securities are sold and the Combined Fund’s basis in such securities, offset by capital loss carryforwards, if any, and subject to the applicability of the Code’s loss limitation rules.

The gains from the portfolio repositioning post-Reorganizations would be in addition to any gains generated by the Acquiring Fund in the ordinary course of business prior to the Reorganizations. Any net capital gains realized will be distributed during 2026, and such distribution will be taxable to shareholders that hold their shares in a taxable account.

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The Target Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations as well as the effects of state, local, and non-U.S. tax laws, including possible changes in tax laws. For more information, please see the section “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS” in this Joint Proxy Statement/Prospectus.

Q: How does the Board of my Fund suggest that I vote?

A: After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the Reorganization of your Fund.

Q: Who is eligible to vote?

A: Shareholders of record as of the close of business on as of the Record Date are entitled to vote at their Target Fund’s Special Meeting or any adjournment or postponement thereof.

Q: How do I vote my proxy?

A: You may cast your vote by mail, phone, internet, or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date, and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q: Whom do I contact for further information?

A: You may contact your financial advisor for further information. You may also call EQ Fund Solutions, LLC, the Target Funds’ proxy solicitor, at (800) 848-3402.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting of your Target Fund.

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The information in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 27, 2026

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2026.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://vote.proxyonline.com/MFS/docs/taxablefunds.pdf

JOINT PROXY STATEMENT/PROSPECTUS

MFS INTERMEDIATE HIGH INCOME FUND
MFS CHARTER INCOME TRUST
MFS GOVERNMENT MARKETS INCOME TRUST
MFS INTERMEDIATE INCOME TRUST

111 Huntington Avenue,
Boston, MA 02199

SPECIAL MEETINGS OF SHAREHOLDERS

March 11, 2026

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of MFS Intermediate High Income Fund (“CIF”), MFS Charter Income Trust (“MCR”), MFS Government Markets Income Trust (“MGF”), and/or MFS Intermediate Income Trust (“MIN” and collectively with CIF, MCR, and MGF, the “Target Funds,” and each, a “Target Fund”). Each of the Target Funds is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and organized as a Massachusetts business trust. The special meetings of shareholders (each a “Special Meeting,” and collectively, the “Special Meetings”) of each of the Target Funds will be held at the offices of Massachusetts Financial Services Company (“MFS”), 111 Huntington Avenue, Boston, MA 02199, on March 11, 2026 at 11:00 AM.

The purpose of each Special Meeting is to act on the proposal set out below and discussed in further detail in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting of your Target Fund or any adjournment or postponement thereof, the Board of Trustees of the Target Fund (each, a “Board” and collectively, the “Boards”) requests that you vote your shares of beneficial interest (“shares”) by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is January [  ], 2026.

Proposal: The shareholders of each Target Fund are being asked to approve an Agreement and Plan of Reorganization between their Target Fund and MFS Multimarket Income Trust (“MMT” or the “Acquiring Fund,” and together with the Target Funds, the “Funds,” and each, a “Fund”) (each a “Reorganization Agreement” and collectively, the “Reorganization Agreements”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund and the Acquiring Fund would assume all stated liabilities of the Target Fund in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional shares) in the form of a liquidating distribution, and the Target Fund will be liquidated, terminated and dissolved in accordance with its Declaration of Trust and Massachusetts law.

The Reorganization Agreement that each Target Fund’s shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a “Reorganization” and collectively the “Reorganizations.” The Acquiring Fund following the consummation of any or all Reorganizations is referred to herein as the “Combined Fund.” The Combined Fund will continue to operate after the Reorganizations as a closed-end investment company registered under the 1940 Act.

The Reorganizations seek to combine five funds (CIF, MCR, MGF, MIN, and the Acquiring Fund), however, it is important to note that each Reorganization will be voted upon separately by each Target Fund’s shareholders at their applicable Special Meetings and the closing of any Reorganization is not contingent upon the approval by Target Fund shareholders of any other Reorganization (i.e., a Reorganization of one of the Target Funds, if approved by that Target Fund’s shareholders, may still proceed if the other Reorganizations are not approved by the other Target Funds’ shareholders). However, as discussed below, the closing of any Reorganization is subject to other conditions, including, but not limited to, approval by shareholders of the Acquiring Fund of the issuance of shares of the Acquiring Fund in connection with the Reorganizations.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “MMT” and will continue to be listed on the NYSE following the Reorganizations. In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume all stated liabilities of the Target Fund in exchange solely for newly-issued common shares of the Acquiring Fund, without par value (“Acquiring Fund Shares”) in the form of book entry interests. The Acquiring Fund will list the Acquiring Fund Shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional common shares) and each Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its Declaration of Trust and Massachusetts law. The common shares of each of the Target Funds are listed on the NYSE under the ticker symbols, CIF, MCR, MGF, and MIN, respectively, and, following the Reorganizations, the common shares of each Target Fund will be delisted from the NYSE.

As a result of the Reorganizations, each Target Fund’s shareholders will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Reorganization equal to the aggregate NAV (not the market value) of that Target Fund shareholders’ Target Fund common shares immediately prior to such Reorganization. The NAV of each Target Fund and the Acquiring Fund will reflect the applicable costs of such Reorganization, as discussed further in this Joint Proxy Statement/Prospectus. The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of the Target Fund that the shareholder held prior to the Reorganizations.

In addition, in a separate proxy statement, shareholders of the Acquiring Fund are being asked to approve the following proposals in connection with the Reorganizations (the “Acquiring Fund Proposals”):

-	The Acquiring Fund’s shareholders are being asked to approve the issuance of Acquiring Fund Shares to be distributed to each Target Fund’s shareholders as part of the Reorganizations.

-	The Acquiring Fund’s shareholders are being asked to approve a new investment advisory agreement between the Acquiring Fund and Aberdeen appointing Aberdeen as the investment adviser of the Combined Fund. If approved, Aberdeen would replace MFS as the Acquiring Fund’s investment adviser, and MFS would cease serving as the investment adviser for the Acquiring Fund effective upon the consummation of the Reorganizations.

-	The Acquiring Fund’s shareholders are being asked to elect five Trustees (the “Aberdeen Board”) to serve as the Board of the Combined Fund. If elected, the Aberdeen Board would become the Trustees of the Combined Fund, replacing the Acquiring Fund’s current Trustees, who would cease to serve as Trustees of the Acquiring Fund effective upon the consummation of the Reorganizations.

The Acquiring Fund Proposals will create contingencies that, unless waived, may impact the consummation of the Reorganizations and/or the operations of the Combined Fund following the Reorganizations. Specifically, the consummation of the Reorganization of MCR, MIN, and MGF requires both the approval by the respective Fund’s shareholders of the Reorganization and the approval by the Acquiring Fund’s shareholders of the issuance of Acquiring Fund Shares. CIF’s Reorganization may be consummated upon approval of CIF’s shareholders of the

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Reorganization but without the Acquiring Fund’s shareholders approving the issuance of the Acquiring Fund Shares. In the event that the Acquiring Fund’s shareholders do not approve the proposal to issue the Acquiring Fund Shares, the Reorganizations of MCR, MIN, and MGF will not be consummated and, in the short term, MCR, MIN, and MGF will continue to operate as a stand-alone funds in accordance with its current investment objective and investment policies and MFS will continue as investment adviser, and the current Board of each Fund will remain in place. On the other hand, in the event that the Acquiring Fund’s shareholders do not approve both the investment advisory agreement appointing Aberdeen and the election of the Aberdeen Board, but do approve the issuance of Acquiring Fund Shares in connection with the Reorganizations, the Reorganizations will be consummated; however, MFS will remain the Combined Fund’s investment adviser pursuant to the current investment advisory agreement between MFS and the Acquiring Fund and the Acquiring Fund’s Board will continue to serve as the Board for the Combined Fund. Furthermore, if both MCR’s shareholders and MIN’s shareholders do not approve their respective Reorganization and there are no waivers to conditions, MFS would remain the Combined Fund’s investment adviser pursuant to the current investment advisory agreement between MFS and the Acquiring Fund and the Acquiring Fund’s Board will continue to serve as the Board for the Combined Fund or MFS will recommend an alternative to the MFS Board concerning the management of the Combined Fund. Each of these contingencies is discussed in greater detail under the section “REORGANIZATION CONTINGENCIES AND REORGANIZATION COMBINATIONS” in this Joint Proxy Statement/Prospectus.

This Joint Proxy Statement/Prospectus sets forth the information that shareholders of each Target Fund should know before voting on the proposal for their Target Fund and constitutes an offering of the Acquiring Fund Shares. Please read this Joint Proxy Statement/Prospectus carefully and retain it for future reference. A Statement of Additional Information, dated January XX, 2026, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on the following website at https://www.mfs.com/en-us/individual-investor/product-strategies/closed-end-funds.html?tabname=performance. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or such Fund’s most recent annual report or semi-annual report to any shareholder upon request. Any such request for all Funds should be directed to Computershare, each Fund’s transfer and shareholder servicing agent, 150 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by email at mfs@computershare.com. The Statement of Additional Information and the annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 111 Huntington Avenue, Boston, MA 02199, and the telephone number is (617) 954-5000.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “1934 Act”) and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Text-only copies of a Fund’s reports and the Statement of Additional Information are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of a Target Fund who share an address, unless the Target Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the Funds at the address and phone number set forth above.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Shares in each of the Reorganizations. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

We will admit to a Special Meeting of a Target Fund (1) all shareholders of record of the Target Fund on the Record Date, (2) persons holding proof of beneficial ownership of the Target Fund at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to a Special Meeting

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must present photo identification. If you plan to attend a Special Meeting, we ask that you email us in advance at Attendameeting@equiniti.com. For directions to the meeting, please contact EQ Fund Solutions, LLC, the firm assisting us in the solicitation of proxies, at (800) 848-3402.

The following documents have been filed with the SEC and are incorporated by reference into this Joint Proxy Statement/Prospectus:

•	The Statement of Additional Information, dated [ ], 2026, relating to this Joint Proxy Statement/Prospectus;

•	The unaudited financial statements contained in the N-CSRS of the Acquiring Fund for the reporting period ended April 30, 2025 (Investment Company Act File No. 811-04975; Accession Number 0001683863-25-005367);

•	The report of the Independent Registered Public Accounting Firm and the audited financial statements contained in the N-CSR of the Acquiring Fund for the fiscal period ended October 31, 2025 (Investment Company Act File No. 811-04975; Accession Number 0001193125-25-332769);

•	The unaudited financial statements contained in the N-CSRS of MIN for the reporting period ended April 30, 2025 (Investment Company Act File No. 811-05440; Accession Number 0001683863-25-005366);

•	The report of the Independent Registered Public Accounting Firm and the audited financial statements contained in the N-CSR of MIN for the fiscal period ended October 31, 2025 (Investment Company Act File No. 811-05440; Accession Number 0001193125-25-332496);

•	The unaudited financial statements contained in the N-CSRS of CIF for the reporting period ended May 31, 2025 (Investment Company Act File No. 811-05567; Accession Number 0001683863-25-006222);

•	The report of the Independent Registered Public Accounting Firm and the audited financial statements contained in the N-CSR of CIF for the fiscal period ended November 30, 2025 (Investment Company Act File No. 811-05567; Accession Number 0001193125-26-020539);

•	The unaudited financial statements contained in the N-CSRS of MCR for the reporting period ended May 31, 2025 (Investment Company Act File No. 811-05822; Accession Number 0001683863-25-006219);

•	The report of the Independent Registered Public Accounting Firm and the audited financial statements contained in the N-CSR of MCR for the fiscal period ended November 30, 2025 (Investment Company Act File No. 811-05822; Accession Number 0001193125-26-020485);

•	The unaudited financial statements contained in the N-CSRS of MGF for the reporting period ended May 31, 2025 (Investment Company Act File No. 811-05078; Accession Number 0001683863-25-006224);

•	The report of the Independent Registered Public Accounting Firm and the audited financial statements contained in the N-CSR of MGF for the fiscal period ended November 30, 2025 (Investment Company Act File No. 811-05078; Accession Number 0001193125-26-020538).

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is January XX, 2026.

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SYNOPSIS

The Reorganizations

The Board of each Target Fund, including the Trustees who are not “interested persons” of such Target Fund (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved the applicable Reorganization, including the respective Reorganization Agreement. Assuming each Target Fund’s shareholders approve its Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume all stated liabilities of the Target Funds in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued Acquiring Fund Shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to the Target Funds’ shareholders (although cash may be distributed in lieu of fractional common shares) and each Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with such Fund’s Declaration of Trust and Massachusetts law. The Combined Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company. As a result of each Reorganization, each Target Fund shareholder will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Reorganization equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund common shares immediately prior to the Reorganization. The NAV of each Target Fund and the Acquiring Fund will reflect the applicable costs of such Reorganization. The market value of the common shares of the Combined Fund a shareholder receives may be less than the market value of the common shares of the Target Fund that the shareholder held prior to the Reorganizations.

The Reorganization of a Target Fund is not contingent upon the approval of the other Target Fund’s shareholders. However, Reorganization of MCR, MIN, and MGF is contingent upon the approval by shareholders of the Acquiring Fund of the issuance of the Acquiring Fund Shares in order to facilitate the Reorganizations, which proposal is described in a separate proxy statement. CIF’s Reorganization may be consummated without the Acquiring Fund’s shareholders approving the issuance of the Acquiring Fund Shares. In the event that a Target Fund’s shareholders do not approve the proposal, such Target Fund will continue to operate as a standalone diversified closed-end fund.

Background and Reasons for the Reorganizations

On December 10, 2025, Massachusetts Financial Services Company (“MFS”), abrdn Inc. (“Aberdeen”), and, for purposes specified therein, Aberdeen Group plc, entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Aberdeen will acquire certain assets related to MFS’ business of providing investment management (the “Business”) if the Reorganizations are approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, MFS has agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction (as defined below) and subject to certain exceptions, (i) all right, title, and interest of MFS in and to the books and records relating to the Business of the Acquiring Fund and (ii) the goodwill of the Business (the “Transaction”).

The Funds are not a party to the Purchase Agreement; however, the completion of the Transaction is subject to certain conditions, including, but not limited to, (a) approval by shareholders of MCR and MIN of the Reorganizations described in this Joint Proxy Statement/Prospectus, unless waived, and (b) approval by shareholders of the Acquiring Fund of (i) the issuance of shares of the Acquiring Fund in connection with the relevant Reorganizations, to the extent required by NYSE rules, (ii) a new investment management agreement between the Acquiring Fund and Aberdeen, and (iii) a new board of trustees (the “Aberdeen Board,” as defined below), each such proposal in subpart (b) as described in a separate proxy statement (the “Acquiring Fund Proposals”). If Target Fund shareholders approve some or all of the applicable Reorganizations and Acquiring Fund shareholders approve the Acquiring Fund Proposals, Aberdeen will serve as the Combined Fund’s investment adviser and the Aberdeen Board will oversee the Combined Fund. It is possible that certain Reorganizations and the Transaction may proceed even if shareholders of certain Target Funds do not approve the Reorganization for their respective Target Fund. However, if shareholders of certain of the Target Funds do not approve the Reorganizations and if other conditions in the Purchase Agreement are not satisfied or waived, then the Transaction will not be completed. These conditions are discussed in further detail under the section “REORGANIZATION CONTINGENCIES AND REORGANIZATION COMBINATIONS.”

The Reorganizations seek to combine five funds that have identical investment objectives of seeking high current income, but also consider capital appreciation. The Acquiring Fund will serve as the surviving fund

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following the consummation of the Reorganizations, and the Acquiring Fund post-consummation of the Reorganizations is referred to as the Combined Fund throughout this Joint Proxy Statement/Prospectus. Each Fund has different, but in most cases similar, investment policies to invest in a range of fixed income securities. The key differences and similarities between each Target Fund’s principal investment strategies and the Acquiring Fund’s principal investment strategy are discussed in further detail in this Joint Proxy Statement/Prospectus under the section “COMPARISON OF THE INVESTMENT OBJECTIVE AND POLICIES OF THE TARGET FUNDS TO THE ACQUIRING FUND.” Additionally, each Fund is subject to different and similar risks that may impact such Fund’s shareholders. A summary of important information regarding each Fund’s principal risk factors and a comparison of each Target Fund’s principal risk factors to those of the Acquiring Fund is discussed in further detail in this Joint Proxy Statement/Prospectus under the section “RISK FACTORS AND SPECIAL CONSIDERATIONS.” Because shareholders of each Target Fund will vote separately on their Target Fund’s respective Reorganization, there are multiple potential combinations of Reorganizations, which are discussed in further detail under the section “REORGANIZATION CONTINGENCIES AND REORGANIZATION COMBINATIONS.”

Each Reorganization will be voted upon separately by each Target Fund’s shareholders and the closing of any Reorganization is not contingent upon the approval of any other Reorganization. It is possible that shareholders of one or more Target Funds do not approve the Reorganization of their Target Fund. If this were to occur, the aggregate size of the Combined Fund would be less, perhaps materially.

If a Reorganization is not approved by a Target Fund’s shareholders, such Target Fund will continue to operate for the time being as a stand-alone diversified closed-end fund and will continue to be advised by MFS and managed according to its current investment objective and investment policies. However, MFS may, in connection with ongoing management of the Target Fund and its product line, recommend alternative proposals to the Board of such Target Fund, including, but not limited to, a re-solicitation of votes for the Reorganization.

Further Information Regarding the Reorganizations

Each Target Fund’s Board has determined that the Reorganization of such Target Fund is in the best interests of the Target Fund, and that the interests of such shareholders will not be diluted as a result of such Target Fund’s Reorganization. The share exchange in each Reorganization will be based on the net asset value of the Target Fund and the Acquiring Fund; therefore, shareholders will not experience dilution. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds. In addition, all of the Funds are closed-end funds which have traded primarily at a discount in the secondary market. To the extent that the Acquiring Fund’s discount is greater than that of a Target Fund on the date of the applicable Reorganization, the Target Fund’s shareholders would receive less for their Acquiring Fund Shares if sold in the market; however, market prices can change on a daily basis. As of November 30, 2025, the Acquiring Fund’s common shares traded at a discount that was greater than the discount for MCR’s, CIF’s, MGF’s, and MIN’s common shares.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of any fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes as a direct result of the Reorganizations, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Funds’ taxable years due to the Reorganizations. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Ropes & Gray LLP, dated as of the Closing Date of such Reorganization, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Board of each Target Fund requests that shareholders of such Target Fund approve the Fund’s proposed Reorganization at the Special Meeting to be held on March 11, 2026.

Subject to the requisite approval of the shareholders of each Target Fund with regard to the applicable Reorganization, it is currently expected that the Closing Date will be on or around June 1, 2026; however, this is subject to change depending on the timing of the Target Fund shareholder approvals.

Investing in the Combined Fund following a Reorganization involves risks. For additional information, see “RISK FACTORS AND SPECIAL CONSIDERATIONS.”

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Each Target Fund’s Board recommends that shareholders of such Target Fund vote “FOR” the Target Fund’s proposed Reorganization.

Approval Requirements for the Reorganizations

For each of MCR, MGF and MIN, the Reorganization must be approved by more than 50% of the Fund’s shares outstanding and entitled to vote. For CIF, the Reorganization must be approved by the lesser of (i) at least 67% of the voting securities present at the Special Meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares.

Quorum Requirements and Adjournment

For CIF, the holders of at least a majority of the shares of entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. For MCR, MGF and MIN, the holders of at least 30% of the shares of each Target Fund entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. In the event that a quorum is not present for purposes of acting on the proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting or postponements from time to time, with no other notice than an announcement at the Special Meeting, in order to permit further solicitation of proxies for the proposal. For additional information regarding quorum requirements and adjournment, see “VOTING AND INFORMATION REQUIREMENTS.”

Appraisal Rights

The shareholders of each Fund do not have appraisal rights for their common shares in their respective Fund.

COMPARISON OF THE FUNDS

The investment objectives, investment strategies and policies, investment restrictions and investment risks of the Funds have certain similarities and differences, which are described in this Joint Proxy Statement/Prospectus. The investment objective, investment strategies, and policies of the Combined Fund will be those of the Acquiring Fund following the Reorganizations. A comparison of the Funds’ investment objectives and significant investment strategies, policies and risks is set forth below. The investment objectives, investment strategies and policies, principal investment types, and fundamental investment restrictions of each Target Fund are also described in Appendix A under “INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES OF THE TARGET FUNDS” and the investment objective, investment strategy and policy, principal investment types, and fundamental investment restrictions of the Acquiring Fund are described in Appendix A under “INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND”.

Comparison of Investment Objectives

None of the Target Funds will experience a change in their respective investment objective as a result of the Reorganizations. The Acquiring Fund and each Target Fund have the same investment objective to seek high current income, but also consider capital appreciation. Each Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval by providing at least 60 days’ prior notice to shareholders. Following the Reorganizations, the Combined Fund’s investment objective will be the same as the Acquiring Fund and Target Funds’ investment objective: to seek high current income, but also consider capital appreciation. Likewise, the Combined Fund’s investment objective will not be a fundamental policy and may be changed without shareholder approval by providing at least 60 days’ prior notice to shareholders.

Under normal market conditions, each Fund invests its assets pursuant to the following principal investment strategy. For additional information concerning each Fund’s investment strategy and policies, see “INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND” and “INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES OF THE TARGET FUNDS” included in Appendix A.

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Comparison of Principal Investment Strategies

Acquiring Fund	The Acquiring Fund normally invests at least 80% of its assets in fixed income securities.
CIF	CIF normally invests at least 80% of its net assets, including borrowings for investment purposes, in high income debt instruments.
MCR	MCR normally invests its assets primarily in debt instruments.
MGF	MGF normally invests at least 80% of its net assets, including borrowings for investment purposes, in U.S. and foreign government securities.
MIN	MIN normally invests its assets primarily in debt instruments.

Following the Reorganizations, the Combined Fund’s principal investment strategy will be identical to the Acquiring Fund’s principal investment strategy:

Combined Fund	The Combined Fund will normally invest at least 80% of its assets in fixed income securities.

Following the Reorganizations, the Combined Fund will be managed in accordance with the Acquiring Fund’s current investment objective and investment policies if MFS continues as the investment adviser of the Combined Fund. If Aberdeen serves as investment adviser of the Combined Fund, it may implement such investment objective and investment policies in a way that differs from how such investment objective and investment policies would be implemented if MFS were to continue as investment adviser. Each investment adviser’s investment process is described in the table below.

MMT	MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security may also be considered.

Aberdeen seeks to identify attractive opportunities across the global fixed income market and employs an active approach in allocating the fund’s assets across multiple fixed income sectors based on, among other things, market conditions, credit fundamentals, valuation and liquidity assessments, economic outlook, credit market trends and other economic factors. In selecting securities for the fund, Aberdeen employs a fundamental, bottom-up investment process, based on firsthand research involving an evaluation of issuers and securities by sector-specialty teams. Aberdeen utilizes a proprietary tool that combines robust historical data with up-to-date views from the sector-specialty teams to assist in seeking to uncover relative value opportunities when constructing portfolios. Aberdeen evaluates securities for potential purchase only after it determines that the issuer is fundamentally sound. Aberdeen examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. Following a thorough research review, Aberdeen evaluates the security’s valuation relative to other potential alternatives.

Aberdeen may also consider the most material potential Environmental, Social and Governance (“ESG”) risks and opportunities impacting issuers, where relevant. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by Aberdeen. The relevance of ESG factors to the investment process varies across issuers and instrument types.

CIF: The principal investment strategies of CIF and the Acquiring Fund are similar; however, there are certain important differences. While both CIF and the Acquiring Fund have a policy to invest at least 80% of its net

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assets in fixed income securities, CIF’s policy requires that such fixed income securities be high income debt instruments. In addition, the Acquiring Fund’s 80% policy may not be changed without shareholder approval, whereas CIF’s 80% policy may be changed by CIF’s Board of Trustees on 60 days’ prior notice to shareholders. While both CIF and the Acquiring Fund have the flexibility to invest in various types of debt instruments and both CIF and the Acquiring Fund may invest in the securities of U.S. and foreign issuers, the Acquiring Fund invests its assets with a view toward broad diversification across various types of debt instruments and issuer jurisdictions, including potentially a greater allocation to issuers located in emerging market countries. CIF normally seeks to maintain a dollar-weighted average effective maturity of between three years and ten years, whereas the Acquiring Fund does not have a target range for dollar-weighted average effective maturity. Both CIF and the Acquiring Fund have the flexibility to invest in equity securities and both CIF and the Acquiring Fund may invest up to 100% of their respective assets in below investment grade quality debt instruments. Both CIF and the Acquiring Fund normally invest their assets across different industries and sectors, but both CIF and the Acquiring Fund have the flexibility to invest a significant percentage of their respective assets in a single industry or sector.

Both CIF and the Acquiring Fund may use derivatives for any investment purpose, including, but not limited to, increasing or decreasing exposure to a particular market, segment of the market, or security, increasing or decreasing interest rate or currency exposure, or as an alternative to direct investments. Both CIF and the Acquiring Fund use an active bottom-up investment approach to buying and selling investments and both CIF and the Acquiring Fund select investments primarily based on fundamental analysis of an issuer, which may include the consideration of ESG factors, where such factors are believed to materially impact the economic value of an issuer or instrument. Both CIF and the Acquiring Fund may also use quantitative screening tools in selecting investments for their respective portfolios. Both CIF and the Acquiring Fund are permitted to use leverage for investment purposes.

MCR: The principal investment strategies of MCR and the Acquiring Fund are substantially similar. The Acquiring Fund has a policy to invest at least 80% of its net assets in fixed income securities. MCR does not have an 80% policy, but MCR normally invests its assets primarily in debt instruments. Both MCR and the Acquiring Fund have the flexibility to invest in various types of debt instruments and both MCR and the Acquiring Fund may invest in the securities of U.S. and foreign issuers, including issuers located in emerging market countries, with a view toward broad diversification across various types of debt instruments and issuer jurisdictions. Both MCR and the Acquiring Fund have the flexibility to invest up to 100% of their respective assets in below investment grade quality debt instruments. While both MCR and the Acquiring Fund have the flexibility to invest in equity securities, the Acquiring Fund may typically invest a greater portion of its assets in such instruments. Both MCR and the Acquiring Fund normally invest their assets across different industries and sectors, but both MCR and the Acquiring Fund have the flexibility to invest a significant percentage of their respective assets in a single industry or sector.

Both MCR and the Acquiring Fund may use derivatives for any investment purpose, including, but not limited to, increasing or decreasing exposure to a particular market, segment of the market, or security, increasing or decreasing interest rate or currency exposure, or as an alternative to direct investments. While both MCR and the Acquiring Fund use an active bottom-up investment approach to buying and selling investments, MCR may place greater emphasis relative to the Acquiring Fund on top-down factors, such as sector allocations and macroeconomic factors, in structuring its portfolio. Both MCR and the Acquiring Fund select investments primarily based on fundamental analysis of an issuer, which may include the consideration of ESG factors, where such factors are believed to materially impact the economic value of an issuer or instrument. Both MCR and the Acquiring Fund may also use quantitative screening tools in selecting investments for their respective portfolios. Both MCR and the Acquiring Fund are permitted to use leverage for investment purposes.

MGF: The principal investment strategies of MGF and the Acquiring Fund are similar; however, there are certain important differences. While each of MGF and the Acquiring Fund have a policy to invest at least 80% of their net assets in fixed income securities, MGF’s policy requires that such fixed income securities consist of U.S. and foreign government securities. In addition, the Acquiring Fund’s 80% policy may not be changed without shareholder approval, whereas MGF’s 80% policy may be changed by MGF’s Board of Trustees on 60 days’ prior notice to shareholders. MGF generally invests substantially all of its assets in investment grade quality debt instruments, while the Acquiring Fund has more flexibility to invest in instruments of varying credit quality and the Acquiring Fund may invest up to 100% of its assets in below investment grade quality debt instruments. Both MGF and the Acquiring Fund may invest in the securities of U.S. and foreign issuers, including issuers located in emerging market countries. MGF will invest substantially all of its assets in U.S. and foreign government securities, while the Acquiring Fund invests its assets with a view toward broad diversification across various types of debt instruments and issuer jurisdictions. While both MGF and the Acquiring Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the TBA market, MGF may typically invest a greater

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portion of its assets in such instruments. Additionally, while both MGF and the Acquiring Fund have the flexibility to invest in equity securities, the Acquiring Fund may typically invest a greater portion of its assets in such instruments. Both MGF and the Acquiring Fund normally invest their assets across different countries and regions, but both MGF and the Acquiring Fund have the flexibility to invest a significant percentage of their respective assets in a single country or region. The Acquiring Fund also normally invests its assets across different industries and sectors, but the Acquiring Fund has the flexibility to invest a significant percentage of its assets in a single industry or sector. MGF may invest a significant percentage of its assets in a single issuer or small number of issuers, while the Acquiring Fund typically invests its assets in a more diversified portfolio.

Both MGF and the Acquiring Fund may use derivatives for any investment purpose, including, but not limited to, increasing or decreasing exposure to a particular market, segment of the market, or security, increasing or decreasing interest rate or currency exposure, or as an alternative to direct investments. While both MGF and the Acquiring Fund use an active bottom-up investment approach to buying and selling investments, MGF may place greater emphasis relative to the Acquiring Fund on top-down factors, such as sector allocations and macroeconomic factors, in structuring its portfolio. Both MGF and the Acquiring Fund select investments primarily based on fundamental analysis of an issuer, which may include the consideration of ESG factors, where such factors are believed to materially impact the economic value of an issuer or instrument. Both MGF and the Acquiring Fund may also use quantitative screening tools in selecting investments for their respective portfolios. Both MGF and the Acquiring Fund are permitted to use leverage for investment purposes.

MIN: The principal investment strategies of MIN and the Acquiring Fund are similar; however, there are certain important differences. The Acquiring Fund has a policy to invest at least 80% of its net assets in fixed income securities. MIN does not have an 80% policy, but MIN normally invests its assets primarily in debt instruments. MIN generally invests substantially all of its assets in investment grade quality debt instruments, while the Acquiring Fund has more flexibility to invest in instruments of varying credit quality and the Acquiring Fund may invest up to 100% of its assets in below investment grade quality debt instruments. MIN normally seeks to maintain a dollar-weighted average effective maturity of between three years and ten years, whereas the Acquiring Fund does not have a target range for dollar-weighted average effective maturity. While both MIN and the Acquiring Fund have the flexibility to invest in various types of debt instruments and both MIN and the Acquiring Fund may invest in the securities of U.S. and foreign issuers, the Acquiring Fund invests its assets with a view toward broad diversification across various types of debt instruments and issuer jurisdictions, including potentially a greater allocation to issuers located in emerging market countries. While both MIN and the Acquiring Fund have the flexibility to invest in equity securities, the Acquiring Fund may typically invest a greater portion of its assets in such instruments. Both MIN and the Acquiring Fund normally invest their assets across different industries and sectors, but both MIN and the Acquiring Fund have the flexibility to invest a significant percentage of their respective assets in a single industry or sector. MIN may invest a significant percentage of its assets in a single issuer or small number of issues, while the Acquiring Fund typically invests its assets in a more diversified portfolio.

Both MIN and the Acquiring Fund may use derivatives for any investment purpose, including, but not limited to, increasing or decreasing exposure to a particular market, segment of the market, or security, increasing or decreasing interest rate or currency exposure, or as an alternative to direct investments. While both MIN and the Acquiring Fund use an active bottom-up investment approach to buying and selling investments, MIN may place greater emphasis relative to the Acquiring Fund on top-down factors, such as sector allocations and macroeconomic factors, in structuring its portfolio. Both MIN and the Acquiring Fund select investments primarily based on fundamental analysis of an issuer, which may include the consideration of ESG factors, where such factors are believed to materially impact the economic value of an issuer or instrument. Both MIN and the Acquiring Fund may also use quantitative screening tools in selecting investments for their respective portfolios. Both MIN and the Acquiring Fund are permitted to use leverage for investment purposes.

Diversification

Each Fund currently operates as a diversified, closed-end investment company. Following the Reorganizations, the Combined Fund will continue to operate as a diversified, closed-end investment company.

Managed Distribution Plans

Each Fund has a managed distribution plan currently in place, pursuant to which the respective Fund seeks to make a monthly distribution up to the following annual fixed rate of the Fund’s average monthly net asset value:

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Fund	Managed Distribution Rate
Acquiring Fund	8.00%
MCR	8.00%
MGF	7.25%
CIF	9.50%
MIN	8.50%

As discussed further under the section “REASONS FOR THE REORGANIZATIONS” of the Joint Proxy Statement/Prospectus, Aberdeen intends to increase the Combined Fund’s managed distribution rate to an annual fixed rate of 11.00% of the Combined Fund’s average monthly net asset value, subject to approval by the Combined Fund’s Board of an updated managed distribution plan for the Combined Fund following the consummation of the Reorganizations. In addition to requiring the approval of the Combined Fund’s Board, Aberdeen’s proposed increase to the Combined Fund’s managed distribution rate is subject to the Acquiring Fund’s shareholders approving both the investment advisory agreement appointing Aberdeen as the Combined Fund’s investment adviser and the election of the Aberdeen Board. In the event that the Acquiring Fund’s shareholders do not approve both of these proposals, MFS will remain the Combined Fund’s investment adviser following the consummation of the Reorganizations and the Acquiring Fund’s current managed distribution plan, including the annual managed distribution rate of up to 8.00% of the Combined Fund’s monthly net asset value, will continue to apply following the consummation of the Reorganizations.

Comparison of Fees and Expenses.

Below is a comparison of the fees and expenses of each Fund before and after the Reorganizations based on the contractual management fee and total fund operating expense limitations for each Fund for the six months ended May 31, 2025 for CIF, MCR, and MGF, and for the twelve months ended October 31, 2025 for MIN, the Acquiring Fund. The pro forma information for the Combined Fund is for the twelve months ended October 31, 2025. Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical. The level of expense savings (or increases) resulting from the Reorganizations will vary depending on the resulting size of the Combined Fund. Pro forma Combined Fund information assumes that each Reorganization is approved and consummated. Additional information about the management of the Funds before and after the Reorganizations is included under the section “MANAGEMENT OF THE FUNDS” in the Joint Proxy Statement/Prospectus.

Importantly, MIN and MGF currently do not employ leverage as part of their respective investment strategy and, therefore, the Interest Payments on Borrowed Funds, Total Annual Expenses Before Reduction of Expenses, and Total Annual Expenses for MIN and MGF, as reflected in the table below, do not include costs associated with the use of leverage. Following the consummation of the Reorganizations, shareholders of MIN and MGF will become shareholders of the Combined Fund, which will employ leverage for investment purposes and therefore will incur costs associated with the use of leverage, as reflected in the estimated Interest Payments on Borrowed Funds, Total Annual Expenses Before Reduction of Expenses, and Total Annual Expenses for the Pro Forma Combined Fund in the table below.

Pursuant to certain regulatory requirements, the fees and expenses in the tables below are expressed as a percentage of average daily net assets attributable to common shares, including with respect to the Pro Forma Combined Fund fees and expenses. If Aberdeen is appointed the Combined Fund’s investment adviser following the Reorganizations, pursuant to the new investment advisory agreement, the management fee rate will be based on the Combined Fund’s average daily “Managed Assets.” For purposes of calculating this annual management fee, “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The fees and expenses in the tables below (expressed as a percentage of average daily net assets attributable to common shares) may differ in both absolute and relative terms, if expressed as a percentage of average daily “Managed Assets.”

Annual expenses (as a percentage of average daily net assets attributable to Common Shares)

	CIF	MCR	MGF	MIN	Acquiring Fund (MMT)	Pro Forma Combined (without change in management)*	Pro Forma Combined (with change in management)**
Management Fee(1)	0.74%	0.60%	0.54%	0.55%	0.78%	0.78%	1.02%
Interest Payments on Borrowed Funds(2)	2.49%	1.85%	0.00%	0.00%	1.87%	1.01%	1.01%
Other Expenses	0.84%	0.19%	0.36%	0.18%	0.21%	0.16%	0.20%
Total Annual Expenses Before Reduction of Expenses	4.07%	2.64%	0.90%	0.73%	2.86%	1.95%	2.23%
Reduction of Expenses(3)	(0.24%)	0.00%	(0.10%)	0.00%	0.00%	(0.06)%	(0.35%)
Total Annual Expenses	3.83%	2.64%	0.80%	0.73%	2.86%	1.89%	1.88%

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* Assumes MFS remains investment adviser to the Combined Fund

** Assumes Aberdeen is appointed investment adviser to the Combined Fund

(1)	Pursuant to their current investment advisory agreements, CIF, MCR, MGF, MIN and MMT each pay MFS a management fee that is computed daily and paid monthly at an annual rate of 0.65%, 0.32%, 0.32%, 0.32% and 0.34%, respectively, of their average daily net assets. CIF also pays MFS a monthly fee equal to 20% of CIF’s leverage income after deducting the expenses of leveraging (“net leverage income”); provided, however, if CIF’s net leverage income is less than zero, MFS will reduce its management fee by an amount equivalent to the percentage indicated of CIF’s net leverage income. MCR also pays MFS 4.57% of MCR’s gross income less interest expense from leveraging. MGF, MIN, and MMT each also pay MFS 5.33%, 5.65%, and 5.40%, respectively. of their gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from a fund’s investment income reported in its annual financial report. MMT’s existing investment advisory agreement will remain in place (1) if the applicable Reorganizations do not occur or (2) if the Transaction is not consummated and MFS remains the investment adviser of the Combined Fund. For MGF and MIN, MFS has agreed with each Fund’s Board to reduce its management fee paid by each Fund to the lesser of the contractual management fee as set forth above or 0.85% of each Fund’s average daily net assets. This written agreement will continue until modified by the respective Board of MGF and MIN, but such agreement will continue at least until October 31, 2026 for MIN and at least until November 30, 2026 for MGF. If the Transaction is consummated, and Aberdeen becomes the Combined Fund investment adviser, pursuant to an investment advisory agreement with Aberdeen, the Combined Fund would pay Aberdeen a management fee that consists of an annual investment management fee, payable monthly, at an annual rate of 0.85% of the Combined Fund’s average daily “Managed Assets.” For purposes of calculating this annual management fee, “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

(2)	For CIF, MCR, and MMT, reflects interest paid on borrowings under a credit agreement for leverage purposes. MGF and MIN do not currently borrow for leverage purposes. The Combined Fund is intended to borrow for leverage purposes pursuant to MMT’s existing credit facility. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding Interest Payments on Borrowed Funds and including the Reduction of Expenses) for the Funds are presented below:

	CIF	MCR	MGF	MIN	Acquiring Fund	Pro Forma Combined (without change in management)*	Pro Forma Combined (with change in management)**
Total Annual Fund Operating Expenses	1.34%	0.79%	0.80%	0.73%	0.99%	0.88%	0.87%

(3)	For CIF and MGF, MFS has agreed in writing with each Fund’s Board to pay a portion of each Fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed 1.34% and 0.80%, respectively, annually of each Fund’s average daily net assets. This written agreement will continue until modified by the respective Board of CIF and MGF, but such agreements will continue at least until November 30, 2027. The Combined Fund (with change in management) reflects Aberdeen’s agreement in writing to pay a portion of the Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily Managed Assets (as defined in footnote 1 above). This written agreement will continue until modified by the Aberdeen Board, but such agreement will continue for a period of at least two years from the date on which Aberdeen begins managing the Combined Fund, unless extended, terminated, modified or revised by mutual agreement of the parties thereto and subject to approval by the Aberdeen Board.

Expense Example

Pro forma Combined Fund information assumes that each Reorganization is approved and consummated. The level of expenses incurred by the Combined Fund will vary depending on the resulting size of the Combined Fund. There can be no assurance that future expenses will not increase or that any expected expense savings for the applicable Fund will be realized.

The examples below illustrate the expenses that shareholders would pay on a $1,000 investment in common shares of each Fund, at NAV, assuming (1) that each Fund’s net assets do not increase or decrease, (2) that each Fund incurs total

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annual expenses at the rate shown in the total annual operating expenses table above in years 1 through 10 (assuming that the applicable expense limitation agreement will only be in place through the dates noted above), (3) a 5% annual return, and (4) that the Reorganizations had occurred on October 31, 2025 with respect to the pro forma examples.

The expense examples should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The expense examples assume that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. The expense examples are based on the relevant fees and expense expressed as a percentage of average daily net assets attributable to common shares, as reflected in the tables above. Actual expenses may be greater or less than those assumed. Moreover, each Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the applicable example.

A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
CIF	$39	$119	$204	$423
MCR	$27	$82	$140	$297
MGF	$8	$27	$48	$109
MIN	$7	$23	$41	$91
Acquiring Fund	$29	$89	$151	$319
Pro Forma Combined (without change in management)*	$19	$60	$104	$226
Pro Forma Combined (with change in management)**	$19	$63	$113	$251

*Assumes MFS remains investment adviser to the Combined Fund.

**Assumes Aberdeen is appointed investment adviser to the Combined Fund and all Reorganizations are approved.

Comparison of the Principal Investment Types

The below chart compares the principal investment types for the Acquiring Fund and each Target Fund. A more detail description of each investment type can be found in Appendix A under “INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES OF THE TARGET FUNDS” or “INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND” for the corresponding Fund. If Aberdeen is the adviser to the Acquiring Fund after the Reorganization, the investment types for the Combined Fund will be broadened. For a discussion of the Funds’ investment types, see “COMPARISON OF THE FUNDS – Comparison of Principal Investment Strategies.”

Investment Type	Acquiring Fund (MMT)	Target Funds
		CIF	MCR	MGF	MIN
Debt Instruments	X	X	X	X	X
Corporate Bonds	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X
Foreign Government Securities	X	X	X	X	X
Municipal Instruments					X
Securitized Instruments	X		X	X	X
When-Issued, Delayed Delivery, and Forward Commitment Transactions				X
Floating Rate Loans		X
Inflation-Adjusted Debt Instruments				X
Equity Securities	X	X
Derivatives	X	X	X	X	X
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RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have identical investment objectives and different, but in most cases similar, principal investment strategies, many of the principal investment risks associated with an investment in the Combined Fund are substantially similar to those associated with an investment in the Target Funds. See the following section “Comparison of Principal Risks of Investing in the Funds” in this Joint Proxy Statement/Prospectus for a more detailed description of the material differences between the principal risks of investing in each Target Fund compared to investing in the Acquiring Fund.

Risks Related to the Reorganizations

Earnings and Distribution Yield.

The Target Funds, the Acquiring Fund, and the Combined Fund are each subject to a managed distribution plan. Following the consummation of the Reorganizations, appointment of Aberdeen as manager to the Combined Fund, and subject to the approval of the Aberdeen Board of the Combined Fund, the Combined Fund’s dividend yield is expected to be higher when compared with that of each Target Fund prior to the Reorganizations. The Combined Fund’s managed distribution rate will be subject to annual review as well as regular review by the Combined Fund’s Board, and such Fund’s managed distribution rate may change over time. Please see the section titled “DIVIDENDS AND DISTRIBUTIONS” for further information about the Funds’ dividends and distributions.

A Fund’s earnings and net investment income can be expected to vary depending on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will not decline. In addition, the Combined Fund’s future earnings may vary depending on the combination of the proposed Reorganizations and the resulting size of the Combined Fund after the capital gain distributions.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after consummation of the Reorganizations.

The common shares of each Fund have historically fluctuated between a discount and a premium. As of November 30, 2025, each Fund traded at a discount to its respective NAV. To the extent that a Target Fund’s shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund’s shares at the time of the Target Fund’s Reorganization, such Target Fund’s shareholders would have the potential for an economic benefit. To the extent that a Target Fund’s shares are trading at a narrower discount (or wider premium) than the Acquiring Fund’s shares at the time of the Target Fund’s Reorganization, which would be the case for MCR, CIF, MGF, and MIN based on MCR’s, CIF’s, MGF’s, and MIN’s discount as of November 30, 2025, such Target Fund’s shareholders may be negatively impacted if the Reorganizations are consummated. The Combined Fund’s shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Combined Fund shares may trade at a price that is less than the Acquiring Fund’s current NAV and current market price. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Target Fund’s common shares. The market value of the common shares of the Combined Fund that shareholders receive may be less than the market value of the common shares of the Target Fund that shareholders held prior to the Reorganizations.

Tax Considerations.

In connection with the Reorganizations, some of the Funds may realize capital losses from the sale of portfolio securities. If any Fund realizes capital gains from the sale of portfolio securities, it has capital loss carryforwards that would likely offset any capital gains, thus avoiding the potential for a capital gain distribution to its shareholders. See “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS” in this Joint Proxy Statement/Prospectus for a summary of certain U.S. federal income tax consequences of the Reorganizations.

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Comparison of Principal Risks of Investing in the Funds

Certain of the principal risks of the Funds are different. Additionally, the Funds may share similar principal risks, but describe such principal risks differently. The following chart reflects the risks that are applicable to each Fund, and the principal risks of the Funds are summarized below, including any key differences applicable to certain of the Funds.

Risk	Acquiring Fund (MMT)	Target Funds
		MCR	MGF	CIF	MIN
Anti-Takeover Provisions Risk	X	X	X	X	X
Company Risk	X			X
Counterparty and Third Party Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Currency Risk	X	X	X
Debt Market Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Emerging Markets Risk	X	X	X
Equity Market Risk	X			X
Focus Risk	X	X	X	X	X
Foreign Risk	X	X	X	X	X
Inflation-Adjusted Debt Instruments Risk			X
Interest Rate Risk	X	X	X	X	X
Investment Selection Risk	X	X	X	X	X
Leveraging Risk	X	X	X	X	X
Liquidity Risk	X	X	X	X	X
Managed Distribution Plan Risk	X	X	X	X	X
Market Discount/Premium Risk	X	X	X	X	X
Municipal Risk					X
Operational and Cybersecurity Risk	X	X	X	X	X
Prepayment/Extension Risk	X	X	X	X	X
When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk			X

Anti-Takeover Provisions Risk (same for each Fund): The Fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund, to convert the Fund to an open-end fund, or to change the composition of the Fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.

Company Risk (Acquiring Fund and CIF only): Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical, environmental, public health, and other conditions can adversely affect the prices of investments. The value of an investment held by the Fund may decline due to factors directly related to the issuer, such as competitive pressures, cybersecurity incidents, financial leverage, historical and/or prospective earnings, management performance, labor and supply shortages, investor perceptions, and other factors. The prices of securities of smaller, less well-known issuers can be more volatile than the prices of securities of larger issuers or the market in general.

Counterparty and Third Party Risk (same for each Fund): Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

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Credit Risk (same for each Fund): The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. Debt instruments may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could negatively affect the market value and liquidity of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including mortgage-backed securities and other securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

(Acquiring Fund, MCR, and CIF only) Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.

(MGF only) Government securities not supported as to the payment of principal or interest by the full faith and credit of the government are subject to greater credit risk than are government securities supported by the full faith and credit of the government.

Currency Risk (Acquiring Fund, MCR, and MGF only): Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the United States or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Debt Market Risk (same for each Fund): Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including sanctions, the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.

Derivatives Risk (same for each Fund): Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the Fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Emerging Markets Risk (Acquiring Fund, MCR, and MGF only): Investments tied economically to emerging markets, especially frontier markets (emerging markets that are early in their development), can involve

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additional and greater risks than the risks associated with investments in developed markets. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, less reliable settlement practices, greater government involvement in the economy, and greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments than developed countries. Financial and other disclosures by emerging market issuers may be considerably less reliable than disclosures made by issuers in developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may not be able to inspect audit work papers in certain emerging market countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Equity Market Risk (Acquiring Fund and CIF only): Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including political elections, increasing or negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including sanctions, the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Foreign Risk (same for each Fund): Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or the threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.

(Acquiring Fund and CIF only) Investments in foreign issuers through depositary receipts generally involve risks applicable to other types of foreign investments. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Focus Risk (Acquiring Fund, MCR, and CIF only): Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health,

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and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The Fund’s performance will be affected by the conditions in the industries, sectors, countries, and regions to which the Fund is exposed.

(MGF and MIN only): Issuers in a single country or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The Fund’s performance will be affected by the conditions in the countries and regions to which the Fund is exposed. If MFS invests a significant percentage of the Fund’s assets in a single issuer or small number of issuers, the Fund’s performance will be affected by economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that impact that one issuer or issuers, could be closely tied to the value of that issuer or issuers, and could be more volatile than the performance of more diversified funds.

Inflation-Adjusted Debt Instruments Risk (MGF only): Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Interest Rate Risk (same for each Fund): The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Inflationary price movements may cause fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities or durations, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Fluctuations in the market price of fixed-rate instruments held by the Fund may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s share price, especially if an instrument has a longer maturity or duration and is therefore more sensitive to changes in interest rates.

(MGF only) Inflation-adjusted debt instruments tend to react to changes in “real” interest rates. “Real” interest rates represent nominal interest rates reduced by the inflation rate.

Investment Selection Risk (same for each Fund): MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests. In addition, to the extent MFS considers quantitative tools in managing the Fund, such tools may not work as expected or produce the intended results. In addition, MFS or the Fund’s other service providers may experience disruptions or operating errors that could negatively impact the Fund.

Leveraging Risk (same for each Fund): If the Fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the Fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the Fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the Fund’s net asset value is likely to decrease more quickly than if the Fund was not leveraged. In addition, the Fund’s distributions could be reduced. The Fund is currently required under the Investment Company Act of 1940 (“1940 Act”) to maintain asset coverage of at least 200% on outstanding preferred shares and at least 300% on outstanding indebtedness; however, the Fund may be required to abide by asset coverage or other requirements that are more stringent than those imposed by the 1940 Act. The Fund

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may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act, any applicable loan agreement, any applicable offering documents for preferred shares issued by the Fund, and the rating agencies that rate the preferred shares. The Fund may be prohibited from declaring and paying common share dividends and distributions if the Fund fails to satisfy the 1940 Act’s asset coverage requirements or other agreed upon asset coverage requirements. In these situations, the Fund may choose to repurchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.

Certain transactions and investment strategies can result in leverage. Because movements in a Fund’s share price generally correlate over time with the Fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.

Under the terms of any loan agreement or of a purchase agreement between the Fund and the investor in the preferred shares, as the case may be, the Fund may be required to, among other things, limit its ability to pay dividends and distributions on common shares in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets at an inopportune time. Such agreements could limit the Fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.

(Acquiring Fund, MCR, MGF, and MIN only): Under guidelines generally required by a rating agency providing a rating for any preferred shares, the Fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares. Such guidelines or the terms of a purchase agreement between a Fund and the investor in the preferred shares could limit the Fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.

Liquidity Risk (same for each Fund): Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including trading halts, sanctions, or wars. Investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment may also adversely affect liquidity. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the Fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the Fund. In addition, the Fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors’ interests in the Fund. The prices of illiquid securities may be more volatile than more liquid investments.

Managed Distribution Plan Risk (same for each Fund): The Fund may not be able to maintain a monthly distribution at the stated (reflected in the table below) annual fixed rate of the Fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the Fund’s investments is less than the amount needed to make a monthly distribution, the Fund may distribute a return of capital to pay the distribution. In certain cases, the Fund may sell portfolio investments at less opportune times in order to pay such distribution. Distributions that are treated as a return of capital for U.S. income tax purposes will have the effect of reducing the Fund’s assets and could increase the Fund’s expense ratio. If a portion of the Fund’s distributions represents returns of capital over extended periods, the Fund’s assets may be reduced over time to levels where the Fund is no longer viable and might be liquidated.

Each Fund has a managed distribution plan currently in place to pay a monthly distribution up to the following annual fixed rate of the Fund’s average monthly net asset value:

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Fund	Managed Distribution Rate
MMT	8.00%
MCR	8.00%
MGF	7.25%
CIF	9.50%
MIN	8.50%

Market Discount/Premium Risk (same for each Fund): The market price of shares of the Fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of shares of the Fund will depend on the market price of shares at the time of the sale, not on the Fund’s net asset value. The market price may be lower or higher than the Fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.

Municipal Risk (MIN only): The price of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, market and economic conditions and developments, issuer, industry-specific and other conditions, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and natural disasters. Municipal instruments can be less liquid than other types of investments and there may be less publicly available information about the issuers of municipal instruments compared to other issuers. If the Internal Revenue Service (the IRS) or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the Fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal instruments may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. Factors contributing to the economic stress on municipal issuers may include a decrease in revenues supporting the issuer’s bonds due to factors such as lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and a decrease in the value of collateral backing revenue bonds due to closures and/or curtailment of services and/or changes in consumer behavior.

Operational and Cybersecurity Risk (same for each Fund): The Fund and its service providers, and the ability to transact in Fund shares, may be negatively impacted due to operational matters arising from, among other issues, human errors, systems and technology disruptions or failures, fraudulent activities, or cybersecurity incidents. Operational issues and cybersecurity incidents may cause the Fund or its service providers, as well as securities trading venues and other market participants, to suffer data corruption and/or lose operational functionality, and could, among other things, impair the ability to calculate the Fund’s net asset value per share, impede trading of portfolio securities, and result in the theft, misuse, and/or improper release of confidential information relating to the Fund or its shareholders. Such operational issues and cybersecurity incidents may result in losses to the Fund and its shareholders. Because technology is frequently changing, new ways to carry out cyberattacks continue to develop. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Fund and its service providers to plan for or respond to a cyberattack. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.

Prepayment/Extension Risk (same for each Fund): Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

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When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk (MGF only): The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated, and the seller loses the opportunity to benefit if the price of the security rises. When-issued, delayed delivery, and forward commitment transactions, including TBA transactions, can involve leverage.

Comparison of the Fundamental Investment Restrictions

The fundamental investment restrictions for each Fund are materially the same with the exception of the industry concentration policy. Each Fund has a fundamental investment restriction that the Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of the Fund’s total assets would be invested in securities of issuers whose principal business activities are in the same industry, except that the Acquiring Fund and MCR may invest up to 40% of the value of the respective Fund’s assets in issuers in the electric utility and telephone industries. The fundamental investment restrictions for CIF, MGF, and MIN do not provide for any additional flexibility concerning purchasing securities of issuers in a particular industry.

REASONS FOR THE REORGANIZATIONS

Based on the considerations below, the Board of each Target Fund voting separately, including the Independent Trustees, has determined that the Target Fund’s participation in the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of each Target Fund approved the Target Fund’s Reorganization and recommends that shareholders of the Target Fund approve such Reorganization.

Reasons for the Proposed Reorganizations and Board Considerations

The Board of each Target Fund considered and discussed matters relating to such Fund’s respective Reorganization at a joint meeting of the Boards held on December 10, 2025 (the “Meeting”). In connection with the Meeting, the Target Funds’ current investment adviser, MFS, and Aberdeen, the proposed new investment adviser for the Combined Fund, and their respective affiliates provided each Board with background materials, analyses, and other information regarding, among other things, the topics discussed below, and also responded to questions raised by each Board during the Meeting. At the Meeting, the Independent Trustees of each Board also met separately with their independent counsel to consider and discuss each Reorganization.

The Board of each Target Fund considered each Reorganization individually with respect to the interests of each Target Fund and its respective shareholders, as well as in the context of the broader Transaction and determined each Reorganization is in the best interests of the Target Fund whether or not the Transaction is ultimately approved and consummated. The determination to approve each Reorganization was made on the basis of each Trustee’s business judgment after consideration of all of the factors deemed relevant to each Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions. After careful consideration, each Board, including the Independent Trustees thereof, unanimously approved each Reorganization.

In reaching the decision to approve the Reorganization for each Target Fund and recommend that the shareholders of each Target Fund vote to approve the Reorganization for each such Fund, the Board considered a number of factors, including, among others and in no order of priority:

•	each Target Fund’s investment objectives, strategies and policies, investment restrictions, and investment risks compared to those of the Combined Fund, as described herein under “COMPARISON OF THE FUNDS;”

•	the continuity of the overall investment strategy of each Target Fund in light of the substantially similar investment objectives and substantially similar or similar principal investment strategies of each Target Fund and the Acquiring Fund;

•	the potential benefits of investing in a significantly larger fund, including the potential for improved economies of scale, enhanced trading and investment efficiencies, and operating and administrative efficiencies;
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•	the performance track record of each of the Target Funds and the Acquiring Fund and the potential for improved long-term performance of an investment in the Combined Fund, recognizing that no assurances can be given that the Acquiring Fund or Combined Fund will achieve any particular level of performance after the Reorganizations and Transaction;

•	the operating expenses (on both a gross and net basis) that shareholders of each Target Fund and Acquiring Fund are expected to experience as shareholders of the Combined Fund after the Reorganizations relative to the operating expenses currently borne by such shareholders;

•	that it is expected that if Aberdeen serves as the investment adviser to the Combined Fund, the management fee rate for the Combined Fund would be lower than that of the current management fee rate for the Acquiring Fund and each Target Fund on the basis of net assets and managed assets. It is expected that if MFS serves as the investment adviser to the Combined Fund, the management fee rate of the Combined Fund would be the same or lower than the current management fee rate for the Acquiring Fund, and each Target Fund respectively (see “Comparison of Fees and Expenses”);

•	alternatives to the Reorganizations, including continuing to operate each Target Fund separately, and the potential benefits and costs related thereto;

•	the potential premium/discount to NAV of the Combined Fund as compared to each Target Fund’s NAV;

•	the potential for improved secondary market trading of the larger Combined Fund;

•	the anticipated tax-free nature of the exchange of shares in the Reorganizations and other expected U.S. federal income tax consequences of the Reorganizations, including the potential effects on each Target Fund’s capital loss carryforwards, and the effects on each Target Fund’s undistributed net investment income and capital gains, if any;

•	that MFS and its affiliates and Aberdeen and its affiliates will bear all direct costs and expenses incurred in connection with the Reorganizations and the Special Meetings (other than any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to the Acquiring Fund and repositioning costs);

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of each Target Fund;

•	the effect of the Reorganization on shareholder rights; and

•	any potential benefits of the Reorganizations to MFS and its affiliates.

In the context of the broader Transaction, the Board also considered certain additional factors in its approval and recommendation of each Target Fund’s Reorganization, including among others, the following factors in no order of priority. The following factors are the same as those considered by the Board of the Acquiring Fund in recommending that Acquiring Fund shareholders approve a new investment advisory agreement with Aberdeen and the new Aberdeen Board (defined below).

•	the experience and history of Aberdeen in managing closed-end funds and the experience and qualifications of the proposed portfolio management team of Aberdeen that will manage the Combined Fund, subject to the approval of the Acquiring Fund’s shareholders;

•	the potential effects of the Reorganizations on the distributions of the Target Funds, including Aberdeen’s proposal to increase the annual distribution rate of the Combined Fund, which would be higher than each Target Fund’s current managed distribution rate;

•	with respect to the Acquiring Fund and each Target Fund except MCR, the potential for a total expense ratio on the basis of managed assets (after giving effect to fee waivers and/or expense reimbursements, and excluding leverage costs) that is the same as or lower than such Fund’s annualized total expense ratio for the period ended May 31, 2025 (with respect to CIF and MGF) or October 31, 2025 (with respect to MIN and the Acquiring Fund) (assuming Aberdeen is appointed as investment adviser to the Combined Fund);

•	Aberdeen’s agreement to limit the total operating expenses of the Combined Fund for a period of two years from the date on which Aberdeen begins managing the Fund (assuming Aberdeen is appointed as investment adviser to the Combined Fund); and
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•	MFS’s and Aberdeen’s representations that the Reorganizations and Transaction are not expected to result in a diminution in the level or quality of services that shareholders of the Target Funds and/or the Acquiring Fund currently receive, and that shareholders of the Combined Fund will receive a comparable level and quality of services following the Transaction compared to the services they currently receive as shareholders of the Target Funds and/or the Acquiring Fund.

Certain of the factors considered by the Board of each Target Fund are discussed in more detail below.

CONTINUITY OF INVESTMENT PROGRAM. Each Board took into account the fact that each Target Fund and the Acquiring Fund have substantially similar investment objectives and substantially similar or similar principal investment strategies.

ECONOMIES OF SCALE. With regard to the Reorganizations and the Transaction, each Board considered the potential to realize immediate economies associated with consolidating each Target Fund into the larger Combined Fund and that the Acquiring Fund and later the Combined Fund may over time be able to take advantage of economies of scale associated with larger funds. Each of MFS and Aberdeen represented to each Board its belief that the Combined Fund has a greater potential for growth than each individual Target Fund. A larger fund may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility.

TAX CONSEQUENCES. Each Board examined the relative tax situations of the Target Funds and the Acquiring Fund. Each Board also considered the anticipated tax-free nature of the exchange of shares in the Reorganizations and other expected U.S. federal income tax consequences of the Reorganizations (such as the resulting tax impact of each proposed Reorganization to the Target Funds’ shareholders, including the considerations concerning the effect of loss and loss carryforward positions of the affected Funds).

EXPENSE RATIO. Each Board took into account the expected effects of the Reorganization on the Target Fund’s effective management fee rate and total expense ratio.

With respect to the CIF Reorganization, the Board considered that, based on current net assets as of May 31, 2025 (after giving effect to fee waivers and/or expense reimbursements, and excluding leverage costs), MFS expects such Reorganization will result in a total net expense ratio decrease of approximately 47 bps relative to the Combined Fund, assuming Aberdeen is appointed as investment adviser of the Combined Fund.

With respect to the MCR Reorganization, the Board considered that, based on current net assets as of May 31, 2025 (after giving effect to fee waivers and/or expense reimbursements, and excluding leverage costs), MFS expects such Reorganization will result in a total net expense ratio increase of approximately 8 bps relative to the Combined Fund, assuming Aberdeen is appointed as investment adviser of the Combined Fund.

With respect to the MGF Reorganization, the Board considered that, based on current net assets as of May 31, 2025 (after giving effect to fee waivers and/or expense reimbursements, and excluding leverage costs), MFS expects such Reorganization will result in a total net expense ratio increase of approximately 7 bps relative to the Combined Fund, assuming Aberdeen is appointed as investment adviser of the Combined Fund, with such increase attributed to the Combined Fund’s use of leverage.

With respect to the MIN Reorganization, the Board considered that, based on current net assets as of October 31, 2025 (after giving effect to fee waivers and/or expense reimbursements, and excluding leverage costs), MFS expects such Reorganization will result in a total net expense ratio increase of approximately 14 bps relative to the Combined Fund, assuming Aberdeen is appointed as investment adviser of the Combined Fund, with such increase attributed to the Combined Fund’s use of leverage.

INVESTMENT PERFORMANCE. Each Board considered the relative performance record of each Target Fund and the Acquiring Fund, noting, however, that past performance is no guarantee of future results. Among other factors, each Board considered the relative performance of the Target Funds and the Acquiring Fund for periods ending September 30, 2025, noting that:

(i)	the Acquiring Fund outperformed each of MCR and MGF on an absolute basis for the one-, five-, and ten-year periods ended September 30, 2025, based on NAV and Market Price;
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(ii)	the Acquiring Fund outperformed MIN on an absolute basis for the five- and ten-year periods ended September 30, 2025, based on NAV and Market Price, and for the one-year period ended September 30, 2025, based on NAV; and

(iii)	the Acquiring Fund outperformed CIF on an absolute basis for the three- and five-year periods ended September 30, 2025, based on Market Price and the ten-year period ended September 30, 2025, based on NAV.

Each Reorganization was also reviewed by the Acquiring Fund’s Board of Trustees, with the advice and assistance of Fund counsel and independent legal counsel to the Acquiring Fund’s Board. At special meetings of the Board in on December 10, 2025, the Acquiring Fund’s Board considered the Reorganization of each Target Fund into the Acquiring Fund and determined that participation by the Acquiring Fund was in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

After consideration of these and other factors they deemed appropriate, the Board of each Target Fund (including the Independent Trustees voting separately) determined that the respective Reorganization was in the best interests of the respective Target Fund and would not dilute the interests of the existing shareholders of such Target Fund.

Each Board noted that if Target Fund shareholders approve the applicable Reorganization and Acquiring Fund shareholders approve the Acquiring Fund Proposals, Aberdeen will serve as the Combined Fund’s investment adviser and the Aberdeen Board will oversee the Combined Fund. Each Board considered that it is possible that certain Reorganizations and the Transaction may proceed even if shareholders of certain other Target Funds do not approve the Reorganization for their respective Target Fund. However, if shareholders of certain of the Target Funds do not approve the Reorganizations and if other conditions in the Purchase Agreement are not satisfied or waived, then the Transaction will not be completed.

In particular, each Board considered that if Acquiring Fund shareholders do not approve the issuance of Acquiring Fund Shares in connection with the Reorganization, the Reorganizations of MCR, MIN, and MGF will not occur, but CIF’s Reorganization may be consummated. Each Board also noted that if (i) Acquiring Fund shareholders do not approve the Acquiring Fund Proposals approving Aberdeen as the Combined Fund’s investment adviser and electing the Aberdeen Board, (ii) Target Fund shareholders approve the applicable Reorganization, and (iii) the Acquiring Fund shareholders approve the issuance of Acquiring Fund Shares in connection with the Reorganizations, then MFS will serve as the investment adviser to the Combined Fund and the current Board will oversee the Combined Fund. Each Board also considered that, if a Target Fund’s shareholders do not approve the Reorganization, or if the Acquiring Fund’s shareholders do not approve the issuance of Acquiring Fund Shares, then MFS may recommend alternative proposals to the relevant Target Fund’s Board, including, but not limited to, a re-solicitation of votes for the Reorganization.

Board Recommendation

After careful consideration and upon the recommendation of MFS:

●	The Board of each Target Fund recommends that the shareholders of such Target Fund vote “FOR” the proposal described in this Joint Proxy Statement/Prospectus, which would result in the respective Reorganization being consummated, subject to certain conditions as set forth under the section “REORGANIZATION CONTINGENCIES AND REORGANIZATION COMBINATIONS.”

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for the overall supervision of the operations of the respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Massachusetts law. A list of the Trustees, a brief biography for each Trustee, and additional information relating to the Combined Fund’s Board is included in the Statement of Additional Information.

As previously discussed, in connection with the Reorganizations the shareholders of the Acquiring Fund are being asked to approve the appointment of the Aberdeen Board as the Combined Fund’s board of trustees following

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the consummation of the Reorganizations. A list of trustees serving on the Aberdeen Board, including a brief biography and certain important information, is included in the Statement of Additional Information.

In the event that shareholders of the Acquiring Fund do not approve the Acquiring Fund Proposals, and specifically, do not both approve the appointment of Aberdeen as the Combined Fund’s investment adviser and elect the Aberdeen Board as the Combined Fund’s board of trustees, the Acquiring Fund’s current Board will continue to serve in such capacity for the Combined Fund following the consummation of the Reorganizations, and MFS will continue to serve as the investment adviser.

The Advisers

MFS is the investment adviser for each Fund. MFS is located at 111 Huntington Avenue, Boston, Massachusetts and is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Net assets under the management of the MFS organization were approximately $655.2 billion as of November 30, 2025. Each Fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the Fund. The current advisory fees payable to MFS for each Fund, as well as any existing contractual expense limitation or fee waiver arrangements agreed to by MFS and the relevant Fund’s Board, including the duration of such expense limitation or fee waiver, are discussed further below.

As previously discussed in this Joint Proxy Statement/Prospectus, the Acquiring Fund’s shareholders are separately being asked to approve a new investment advisory agreement between the Acquiring Fund and Aberdeen appointing Aberdeen as the investment adviser for the Combined Fund following the consummation of the Reorganizations.

Aberdeen is a wholly owned subsidiary of Aberdeen Group plc. Aberdeen Group plc combined with its subsidiaries and affiliates manages and administers approximately $730 billion as of September 30, 2025. As of September 30, 2025, Aberdeen and its affiliates had approximately $175 billion in fixed income assets under management. Moreover, closed-end funds are an important element of the Aberdeen client base in the U.S. and globally. Aberdeen and its affiliates managed 15 U.S. closed-end funds and 13 non-U.S. closed end funds, totaling $26.1 billion in assets as of September 30, 2025. Aberdeen and its affiliates are global specialist asset managers, helping clients achieve their target investment outcomes. Aberdeen identifies investment opportunities to benefit from trends today and beyond. Aberdeen Group plc employs over 4,300 people worldwide, including over 600 investment professionals. Aberdeen and its affiliates focus on bringing together a global team that is diverse in terms of gender, background and experience and skillset. In each region, Aberdeen Group plc focuses on hiring local professionals to give it an advantage in every market in which it operates.

Aberdeen and its affiliates manage assets on behalf of clients and customers from more than 20 investment centers, aided by support staff located in over 25 locations across the UK, Europe, the Middle East, Americas and Asia. This proximity to markets feeds Aberdeen’s and its affiliates’ investment insight and allows them to understand the needs of its clients more closely. The details of the advisory fee payable to Aberdeen for the management of the Combined Fund, as well as any proposed contractual expense limitations or fee waivers, are discussed further below.

In the event that shareholders of the Acquiring Fund do not both (a) approve the appointment of Aberdeen as the Combined Fund’s investment adviser and (b) elect the Aberdeen Board as the Combined Fund’s board of trustees, MFS will continue to serve as the investment adviser for the Combined Fund following the consummation of the Reorganizations.

A discussion regarding the basis for the approval of each current investment advisory agreement by the Board of each Fund is provided in such Fund’s Form N-CSR or N-CSRS, as applicable, for such Fund’s most recent fiscal year end or such Fund’s most recent fiscal semi-annual period, available at www.sec.gov or by visiting mfs.com.

Target Funds

CIF. Pursuant to its investment advisory agreement with MFS, CIF, pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.65% of CIF’s average daily net assets. Additionally, CIF pays MFS a monthly fee equal to 20% of CIF’s leverage income after deducting the expenses of leveraging (“net leverage income”); provided, however, if CIF’s net leverage income is less than zero, MFS will reduce its management fee by an amount equivalent to the percentage indicated of CIF’s net leverage income. The management fee incurred for

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the six months ended May 31, 2025, was equivalent to an annual effective rate of 0.75% of CIF’s average daily net assets.

MFS has additionally agreed in writing with CIF’s Board to pay a portion of CIF’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that CIF’s total fund operating expenses do not exceed 1.34% annually of CIF’s average daily net assets. This written agreement will continue until modified by CIF’s Board, but such agreement will continue at least until November 30, 2027.

MCR. Pursuant to its investment advisory agreement with MFS, MCR, pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.32% of MCR’s average daily net assets and 4.57% of MCR’s gross income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from MCR’s investment income reported in MCR’s annual financial report. The management fee, from net assets and gross income, incurred for the six months ended May 31, 2025, was equivalent to an annual effective rate of 0.60% of MCR’s average daily net assets.

MGF. Pursuant to its investment advisory agreement with MFS, MGF, pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.32% of MGF’s average daily net assets and 5.33% of MGF’s gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in MGF’s annual financial report. MFS has agreed with MGF’s Board to reduce its management fee paid by MGF to the lesser of the contractual management fee as set forth above or 0.85% of MGF’s average daily net assets. This written agreement will continue until modified by MGF’s Board, but such agreement will continue at least until November 30, 2026. For the six months ended May 31, 2025, MGF’s average daily net assets and gross income fees did not meet the threshold required to waive the management fee under this agreement. The management fee, from net assets and gross income, incurred for the six months ended May 31, 2025, was equivalent to an annual effective rate of 0.54% of MGF’s average daily net assets.

MFS has additionally agreed in writing with MGF’s Board to pay a portion of MGF’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that MGF’s total fund operating expenses do not exceed 0.80% annually of MGF’s average daily net assets. This written agreement will continue until modified by MGF’s Board, but such agreement will continue at least until November 30, 2027.

MIN. Pursuant to its investment advisory agreement with MFS, MIN, pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.32% of the MIN’s average daily net assets and 5.65% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in MIN’s annual financial report. MFS has agreed with MIN’s Board to reduce its management fee paid by MIN to the lesser of the contractual management fee as set forth above or 0.85% of MIN’s average daily net assets. This written agreement will continue until modified by MIN’s Board, but such agreement will continue at least until October 31, 2026. For the year ended October 31, 2025, MIN’s average daily net assets and gross income fees did not meet the thresholds required to waive the management fee under this agreement. The management fee, from net assets and gross income, incurred for the year ended October 31, 2025 was equivalent to an annual effective rate of 0.55% of MIN’s average daily net assets.

Acquiring Fund

Pursuant to its investment advisory agreement with MFS, the Acquiring Fund pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.34% of the Acquiring Fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and excludes the amortization of premium, which may differ from investment income reported in the Acquiring Fund’s annual financial report. The management fee, from net assets and gross income, incurred for the year ended October 31, 2025 was equivalent to an annual effective rate of 0.78% of the Acquiring Fund’s average daily net assets.

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Combined Fund

It is expected that if Aberdeen serves as the investment adviser to the Combined Fund, the management fee rate for the Combined Fund would be lower than that of the current management fee rate for the Acquiring Fund and each Target Fund on the basis of net assets and managed assets. It is expected that if MFS serves as the investment adviser to the Combined Fund, the management fee rate of the Combined Fund would be the same or lower than the current management fee rate for the Acquiring Fund, and each Target Fund respectively. If Aberdeen is appointed the Combined Fund’s investment adviser following the Reorganizations, a new investment advisory agreement between Aberdeen and the Combined Fund, as approved by the Acquiring Fund’s shareholders, will set forth a management fee structure to compensate Aberdeen for a continuous investment program and overall investment strategy provided to the Combined Fund. Pursuant to the new investment advisory agreement, the Combined Fund will pay Aberdeen a management fee that will be computed daily and paid monthly at an annual rate of 0.85% of the Combined Fund’s average daily managed assets. If Aberdeen is appointed investment adviser to the Combined Fund, Aberdeen has agreed in writing to pay a portion of the Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses such that the Combined Fund’s total ordinary operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily Managed Assets. This written agreement will continue two years from the date on which Aberdeen begins managing the Combined Fund, unless extended, terminated, modified or revised by mutual agreement of the parties thereto and subject to approval by the Aberdeen Board.

In the event that the Reorganizations are approved by all or a subset of the Target Fund’s shareholders, but the Acquiring Fund’s shareholders do not both (a) approve the appointment of Aberdeen as the investment adviser of the Combined Fund and (b) elect the Aberdeen Board as the Combined Fund’s board of trustees, MFS will remain the investment adviser of the Combined Fund pursuant to MFS’ current investment advisory agreement with the Acquiring Fund. Under this scenario, the management fee structure that is currently in place with respect to the Acquiring Fund and MFS, as discussed above, will remain unchanged; however, if MFS remains the investment adviser to the Combined Fund, MFS has agreed in writing to pay a portion of the Combined Fund’s total ordinary operating expenses, excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses, such that Combined Fund’s total ordinary operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily Managed Assets (as described above). This written agreement will continue for a period of at least two years from the Closing Date, unless extended, terminated, modified or revised by mutual agreement of the parties thereto and subject to approval by the MFS Board.

Portfolio Management

If Aberdeen is approved as investment adviser for the Acquiring Fund. Following the consummation of the Reorganizations, the portfolio managers who will be jointly and primarily responsible for the day-to-day management of the Combined Fund are as follows:

Portfolio Manager	Primary Role	Title and Five-Year History
Jonathan Mondillo	Head of US Fixed Income	Jonathan Mondillo is Head of US Fixed Income at Aberdeen He is responsible for overseeing all public and private markets fixed income teams in the region, which include IG Credit, HY Credit, Municipals, and USPP. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by Aberdeen. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.
George Westervelt	Head of Global High Yield	George Westervelt is the Head of Global High Yield at Aberdeen and a Portfolio Manager on various High Yield strategies. He is also a member of the North American Fixed Income Management team. George joined the firm in 2009 from MFS Investment Management, where he worked as a Credit Analyst. Prior to that, George worked in Fixed Income Sales & Trading at Citigroup
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Siddharth Dahiya	Global Head of Emerging Markets Debt	Siddharth Dahiya is Head of Emerging Market Corporate Debt on the Emerging Market Debt Team. Sid joined Aberdeen in June 2010 working as a credit risk analyst for the counterparty risk team. Previously, Sid worked for four years at ICICI Bank UK plc in London. He was part of the treasury investment team focusing on Indian bond investments. He started his career at ICICI with the corporate finance team focusing on cross-border M&A
Anthony Merola	Senior Investment Manager	Anthony Merola is an Investment Manager for U.S. Investment Grade strategies at Aberdeen. He also has credit research responsibilities within the U.S. Corporate I.G. market for the Food & Beverage, Tobacco, and Technology sectors. Anthony joined the firm in 2018 as a Graduate Business Analyst.

If Aberdeen is not approved as investment adviser for the Acquiring Fund. As discussed above, if the shareholders of the Acquiring Fund do not both (a) approve the appointment of Aberdeen as the investment adviser of the Combined Fund and (b) elect the Aberdeen Board as the Combined Fund’s board of trustees, MFS will continue to serve as the investment adviser of the Combined Fund following the consummation of the Reorganizations. In the event that MFS serves as the investment adviser of the Combined Fund, the portfolio managers that will be jointly and primarily responsible for the day-to-day management of the Combined Fund will be the same as the portfolio managers currently managing the Acquiring Fund and are listed in the following table:

Combined Fund (if MFS remains the investment adviser of the Acquiring Fund following the Transaction)
Portfolio Manager	Primary Role	Since	Title and Five-Year History
Robert Spector	Lead Portfolio Manager	2017	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.
David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Co-Chief Investment Officer-Global Fixed Income of MFS; employed in the investment management area of MFS since 2013.
Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018.
John Mitchell	Investment Grade Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2003.
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
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Portfolio Management Teams of the Target Funds

The portfolio managers jointly and primarily responsible for the day-to-day management of each of the Target Funds are as follows:

CIF
Portfolio Manager	Primary Role	Since	Title and Five-Year History
David Cole	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment management area of MFS since 2004.
Michael Skatrud	Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

MCR
Portfolio Manager	Primary Role	Since	Title and Five-Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.
Philipp Burgener	Structured Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2003.
David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2007	Investment Officer of MFS; employed in the investment management area of MFS since 2004.
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Co-Chief Investment Officer-Global Fixed Income of MFS; employed in the investment management area of MFS since 2013.
Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018.
John Mitchell	Investment Grade Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2003.
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

MGF
Portfolio Manager	Primary Role	Since	Title and Five-Year History
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	2021	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Alexander Mackey	Investment Grade Debt Instruments Portfolio Manager	2021	Co-Chief Investment Officer-Global Fixed Income of MFS; employed in the investment management area of MFS since 2001.
Jake Stone	U.S. Government Securities Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2018.
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MIN
Portfolio Manager	Primary Role	Since	Title and Five-Year History
Alexander Mackey	Investment Grade Debt Instruments Portfolio Manager	2017	Co-Chief Investment Officer-Global Fixed Income of MFS; employed in the investment management area of MFS since 2001.
Jake Stone	U.S. Government Securities Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2018.

The Statement of Additional Information provides additional information about the Combined Fund’s portfolio managers’ compensation, other accounts managed by the Combined Fund’s portfolio managers, and the portfolio managers’ ownership of securities in the Combined Fund.

Non-U.S.-Resident Trustees and Officers

In the event that shareholders of the Acquiring Fund appoint Aberdeen as the Combined Fund’s investment adviser and elect the Aberdeen Board as the Combined Fund’s board of trustees following the consummation of the Reorganizations, Christian Pittard, an interested Trustee, is a non-resident of the United States and has all, or a substantial part, of his assets located outside the United States. Christian Pittard has not authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Trustee within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Trustee under the federal securities laws of the United States.

Control Persons

As of December 31, 2025, the Funds do not have any shareholders that would be classified as “control persons”. Under the 1940 Act, control is generally understood to exist where a person or organization beneficially owns more than 25% of the outstanding common shares of a Fund.

Portfolio Transactions with Affiliates

The investment advisers to the Funds may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with each Fund and the investment advisers, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms. None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Other Service Providers

The professional service providers for the Target Funds, other than the investment advisers described above, are as follows:

Services	Target Funds
	CIF	MCR	MGF	MIN
Administrator	MFS	MFS	MFS	MFS
Custodian	State Street Bank and Trust Company (“SSB”)	SSB	SSB	SSB
Transfer Agent	Computer Share Trust Company, N.A. (“Computershare”)	Computershare	Computershare	Computershare
Dividend Paying Agent	Computershare	Computershare	Computershare	Computershare
Independent Auditor	Ernst & Young LLP (“E&Y”)	E&Y	Deloitte & Touche LLP (D&T)	D&T
Fund Counsel	Ropes and Gray LLP (“Ropes”)	Ropes	Ropes	Ropes
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The professional service providers for the Combined Fund, other than the investment advisers described above, are as follows:

Services	Combined Fund
	If Aberdeen is approved as investment adviser by the Acquiring Fund’s shareholders	If Aberdeen is not approved as investment adviser by the Acquiring Fund’s shareholders
Administrator	abrdn Inc.	MFS
Custodian	SSB	SSB
Transfer Agent	Computershare	Computershare
Dividend Paying Agent	Computershare	Computershare
Independent Auditor	*	E&Y
Fund Counsel	Dechert LLP	Ropes

*  If Aberdeen is approved as investment adviser to the Acquiring Fund, the independent auditor to the Combined Fund will be determined by the New Board following the Reorganizations.

Administrator. MFS, 111 Huntington Avenue, Boston, MA 02199, serves as the administrator to the Target Funds and will serve as the administrator to the Combined Fund following the consummation of the Reorganizations in the event that the Acquiring Fund’s shareholders do not both (i) approve the appointment of Aberdeen as the Combined Fund’s investment adviser and (ii) elect the Aberdeen Board as the Combined Fund’s board of trustees. If the Acquiring Fund’s shareholders approve both of the aforementioned proposals, abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, will serve as the Combined Fund’s administrator following the consummation of the Reorganizations.

Custodian. All securities owned by each of the Funds and all cash including proceeds from the sale of securities in each such Fund’s investment portfolio, are held by SSB, One Congress Street, Suite 1, Boston, MA 02114, as custodian.

Transfer Agent and Dividend Paying Agent. Computershare, P.O. Box 43078, Providence, Rhode Island 02940, serves as each Fund’s transfer agent and dividend paying agent with respect to each Fund’s common shares.

Expenses

Each Fund pays all of its expenses, including organization expenses; fees of its investment adviser, administrator, custodian and transfer agent; fees of Trustees who are not interested persons (as defined in the 1940 Act); out of pocket expenses of all Trustees and officers, including those affiliated with Fund management which may be reimbursed under the Fund’s reimbursement policy regarding fund-related expenses; other expenses related to meetings of Trustees; legal fees and expenses; costs of insurance; costs of shareholders’ meetings, proxy statements and shareholder reports; investor relations fees and expenses; interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance. Please see the sub-sections above titled “Target Funds,” and “Combined Fund” for a discussion of the relevant operating expense limitation agreements between MFS or Aberdeen, as applicable, and the Board of certain Funds.

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LEGAL PROCEEDINGS

As of November 30, 2025, none of the Funds, Funds’ investment advisers, and the Funds’ underwriters are subject to any material pending legal proceedings, other than ordinary routine litigation incidental to the Reorganization or service provided to the Funds, in the case of the Fund’s investment advisers and underwriters.

CAPITALIZATION

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications, or terms as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of the Target Funds as of October 31, 2025, reflecting the pro forma capitalization of the Combined Fund as if the proposed Reorganizations of all of the Target Funds had occurred on October 31, 2025, which represents, in MFS’ view, the most likely combination of the Reorganizations. Tables reflecting the pro forma capitalization of the Acquiring Fund are set forth below.

Capitalization as of October 31, 2025 (Unaudited)

The table below sets forth the capitalization of each Target Fund and the Acquiring Fund as of October 31, 2025, and the pro forma capitalization of the Combined Fund as if the Reorganizations had occurred on that date.

	CIF	MCR	MGF	MIN	MMT	Adjustment		Pro Forma Combined Fund
Net Assets	$33,078,058	$282,192,098	$103,942,939	$311,056,061	$279,043,726			$1,009,312,882
Common Shares Outstanding (a)	17,901,986	41,688,435	32,590,193	113,798,238	54,939,439	(62,225,081)	(b)	198,693,210
NAV Per Common Share	$1.85	$6.77	$3.19	$2.73	$5.08			$5.08

(a) Based on the number of outstanding common shares as of October 31, 2025.

(b) Reflects the exchange of Acquired Fund shares for Acquiring Fund Shares as a result of the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and non-assessable.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on an exchange, thereby incurring a brokerage commission set by the broker-dealer. Shares of each of the Funds are traded on the New York Stock Exchange (“NYSE”).

Outstanding Common Shares as of December 11, 2025

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
ACQUIRING FUND	Common Shares	Unlimited	15,363	54,924,076
CIF	Common Shares	Unlimited	0	17,901,986
MCR	Common Shares	Unlimited	0	41,688,435
MGF	Common Shares	Unlimited	0	32,590,193
MIN	Common Shares	Unlimited	0	113,798,238

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Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on its principal trading market for each quarterly period within each Fund’s two most recent fiscal years and each full fiscal quarter since the beginning of each Fund’s current fiscal year, if any, along with the net asset value and discount or premium to net asset value for each quotation.

ACQUIRING FUND	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2025	$4.85	$4.65	$5.13	$5.03	(4.53)%	(7.73)%
July 31, 2025	$4.72	$4.57	$5.05	$4.93	(6.46)%	(8.17)%
April 30, 2025	$4.74	$4.36	$5.08	$4.85	(6.14)%	(10.10)%
January 31, 2025	$4.79	$4.57	$5.14	$4.95	(5.52)%	(8.78)%
October 31, 2024	$4.88	$4.69	$5.22	$5.08	(5.06)%	(7.68)%
July 31, 2024	$4.81	$4.56	$5.09	$4.98	(5.13)%	(8.93)%
April 30, 2024	$4.66	$4.45	$5.10	$4.94	(7.91)%	(10.20)%
January 31, 2024	$4.64	$4.26	$5.13	$4.69	(8.50)%	(11.13)%

CIF	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
November 30, 2025	$1.80	$1.68	$1.88	$1.82	(3.23)%	(7.69)%
August 31, 2025	$1.77	$1.71	$1.86	$1.82	(4.32)%	(6.56)%
May 31, 2025	$1.74	$1.54	$1.85	$1.74	(4.44)%	(11.49)%
February 28, 2025	$1.78	$1.71	$1.89	$1.82	(4.89)%	(7.07)%
November 30, 2024	$1.80	$1.70	$1.91	$1.85	(4.26)%	(8.60)%
August 31, 2024	$1.79	$1.68	$1.89	$1.84	(5.29)%	(9.19)%
May 31, 2024	$1.73	$1.63	$1.87	$1.80	(6.99)%	(9.94)%
February 28, 2024	$1.74	$1.66	$1.89	$1.83	(6.95)%	(11.17)%

MCR	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
November 30, 2025	$6.54	$6.21	$6.83	$6.69	(4.32)%	(7.31)%
August 31, 2025	$6.40	$6.25	$6.77	$6.65	(5.07)%	(6.25)%
May 31, 2025	$6.44	$5.89	$6.80	$6.51	(4.68)%	(9.80)%
February 28, 2025	$6.46	$6.17	$6.91	$6.65	(4.72)%	(8.32)%
November 30, 2024	$6.57	$6.16	$7.03	$6.78	(5.64)%	(9.14)%
August 31, 2024	$6.43	$6.21	$6.94	$6.75	(6.68)%	(8.69)%
May 31, 2024	$6.34	$6.04	$6.91	$6.68	(7.34)%	(10.21)%
February 28, 2024	$6.57	$6.17	$6.99	$6.74	(5.47)%	(8.78)%

MGF	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
November 30, 2025	$3.12	$3.04	$3.23	$3.17	(1.89)%	(5.00)%
August 31, 2025	$3.14	$3.04	$3.20	$3.14	(1.27)%	(3.80)%
May 31, 2025	$3.17	$3.04	$3.26	$3.13	(1.55)%	(4.97)%
February 28, 2025	$3.20	$3.04	$3.27	$3.14	(1.89)%	(4.39)%
November 30, 2024	$3.31	$3.07	$3.41	$3.21	(0.61)%	(4.92)%
August 31, 2024	$3.23	$3.02	$3.37	$3.24	(3.29)%	(7.58)%
May 31, 2024	$3.21	$3.02	$3.35	$3.21	(2.45)%	(7.83)%
February 28, 2024	$3.24	$3.06	$3.42	$3.29	(3.59)%	(7.27)%

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MIN	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2025	$2.72	$2.60	$2.77	$2.73	(1.45)%	(5.27)%
July 31, 2025	$2.71	$2.64	$2.77	$2.73	(1.10)%	(4.35)%
April 30, 2025	$2.72	$2.63	$2.79	$2.74	(1.81)%	(5.05)%
January 31, 2025	$2.75	$2.62	$2.82	$2.74	(1.79)%	(5.42)%
October 31, 2024	$2.79	$2.69	$2.90	$2.81	(2.48)%	(5.94)%
July 31, 2024	$2.72	$2.59	$2.85	$2.80	(4.56)%	(8.13)%
April 30, 2024	$2.83	$2.57	$2.91	$2.80	(2.46)%	(8.54)%
January 31, 2024	$2.82	$2.61	$2.93	$2.83	(3.09)%	(8.22)%

As of December 11, 2025, the share price and corresponding NAV and premium/discount for each Fund was:

Fund	Market Price	Net Asset Value	Premium/(Discount) to Net Asset Value
ACQUIRING FUND	$4.70	$5.07	(7.30)%
CIF	$1.75	$1.85	(5.68)%
MCR	$6.32	$6.74	(6.23)%
MGF	$3.05	$3.18	(4.25)%
MIN	$2.62	$2.73	(4.03)%

Historically, the common shares of each Fund have traded at both a premium and discount to net asset value.

Discount Management Programs

Each Fund’s Board has approved certain actions that may be used, when appropriate, to manage each Fund’s discount on an ongoing basis, including (i) authorizing on-going open-market share repurchases of each Fund’s common shares once a Fund’s discount exceeds 8.00%, (ii) authorizing the implementation of a managed distribution plan for each Fund, and (iii) approving the initial use and renewal of leverage by the Funds through a bank line of credit for the purposes of seeking enhanced yield and increased total return for each Fund. While each Fund’s Board believes the above actions may be effective at reducing or limiting the size of a Fund’s discount, there is no guarantee that these actions have or will achieve the intended outcome or that the effects of these actions have or will impact a Fund’s discount over the long term.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Fund for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future. Investment return and principal value of an investment will fluctuate so that the common shares, when sold, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted, and numbers presented below may reflect small variances due to rounding.

Average Annual Total Returns as of September 30, 2025

Fund	1 Year Ended September 30, 2025 based on NAV	1 Year Ended September 30, 2025 based on Market Price	5 Year Ended September 30, 2025 based on NAV	5 Year Ended September 30, 2025 based on Market Price	10 Year Ended September 30, 2025 based on NAV	10 Year Ended September 30, 2025 based on Market Price
Acquiring Fund	6.61%	6.90%	4.65%	5.39%	6.16%	7.31%
CIF	8.20%	9.60%	4.75%	4.19%	6.14%	7.55%
MCR	5.42%	6.35%	3.50%	4.10%	5.69%	6.94%
MGF	2.29%	1.56%	(0.55%)	(0.31%)	1.72%	2.19%
MIN	4.18%	7.52%	1.47%	2.34%	2.88%	3.79%
35

Because the Combined Fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of each Reorganizations. The Combined Fund will also maintain the performance history of the Acquiring Fund at the closing of the Reorganizations.

DIVIDENDS AND DISTRIBUTIONS

As discussed further under the section “REASONS FOR THE REORGANIZATIONS” of this Joint Proxy Statement/Prospectus, Aberdeen intends to propose an increase in the Combined Fund’s managed distribution rate to an annual fixed rate of 11.00% of the Combined Fund’s average monthly net asset value, subject to approval by the Combined Fund’s Board of an updated managed distribution plan for the Combined Fund following the consummation of the Reorganizations. In addition to requiring the approval of the Combined Fund’s Board, Aberdeen’s proposed increase to the Combined Fund’s managed distribution rate is subject to the Acquiring Fund’s shareholders approving both the investment advisory agreement appointing Aberdeen as the Combined Fund’s investment adviser and the election of the Aberdeen Board. In the event that the Acquiring Fund’s shareholders do not approve both of these proposals, MFS will remain the Combined Fund’s investment adviser following the consummation of the Reorganizations, and the Acquiring Fund’s current managed distribution plan, including the annual managed distribution rate of up to 8.00% of the Combined Fund’s monthly net asset value, will continue to apply following the consummation of the Reorganizations. The dividend and distribution policies of the Target Funds are substantially the same as those of the Acquiring Fund. Each Fund makes regular monthly distributions of all or some of its net investment income; however, such distributions may include a return of capital to shareholders to the extent that distributions are in excess of a Fund’s net investment income and net capital gains. Pursuant to U.S. federal tax law applicable to funds that have opted to be taxed as regulated investment companies, each Fund is required to distribute substantially all of its income each year and each Fund has a policy to distribute all realized capital gains each year. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Acquiring Fund among its shareholders on a pro rata basis in the year for which such capital gains and other income are realized.

Each Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of a Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that a Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which a Fund’s total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will impact the level of a Fund’s net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the Funds if the Reorganizations were not consummated. The Acquiring Fund’s transfer agent sponsors and administers the Fund’s Dividend Reinvestment and Cash Purchase Plan, which is available to shareholders. The Dividend Reinvestment and Cash Purchase Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund’s common shares may be reinvested automatically in the Acquiring Fund’s common shares, see “DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN” as follows.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Each of the Funds offers a Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”), the features of which are identical for each of the Funds. The material aspects of the Plan are described below. Following the consummation of the Reorganization, the Plan will remain in effect for the Combined Fund.

The Plan allows a Fund’s shareholders to reinvest either all of the distributions paid by a Fund or only the long-term capital gains distributions. Generally, purchases are made at the Fund’s market price unless that market price exceeds the net asset value (i.e., the shares are trading at a premium). If the shares are trading at a premium, the Fund will issue shares at a price of either the NAV or 95% of the market price, whichever is greater. A Fund’s shareholders can also buy shares on a quarterly basis in any amount $100 and over. Computershare Trust Company,

36

N.A. (the “Plan Agent”) will purchase shares under the Plan on the 15th of January, April, July, and October or shortly thereafter. A Fund’s shareholder can obtain a copy of the Plan by contacting the Plan Agent at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by visiting the Plan Agent’s website at www.computershare.com/investor.

If a Fund’s shares are registered in a shareholder’s own name, new shareholders will automatically participate in the Plan, unless such shareholder indicated that they do not wish to participate in the Plan. If a shareholder’s shares in Fund are held in the name of a brokerage firm, bank, or other nominee, such shareholder can ask the firm or nominee to participate in the Plan on their behalf. If the nominee does not offer the Plan, a Fund’s shareholder can request that their shares be re-registered in the shareholder’s own name so that the shareholder can participate in the Plan. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by a Fund. However, when shares are bought on the NYSE or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash by a Fund’s shareholder or reinvested in additional Fund shares. In other words, the automatic reinvestment of distributions by a Fund’s shareholder under the Plan does not relieve the shareholder of any income tax that may be payable (or required to be withheld) on the distributions.

If a shareholder’s shares of a Fund are held directly with the Plan Agent, the shareholder may withdraw from the Plan at any time by contacting the Plan Agent. When a Fund’s shareholder withdraws from the Plan, the shareholder can receive the value of the reinvested shares in one of three ways: (i) full shares will be held in a shareholder’s account, (ii) the Plan Agent will sell the shares and send the proceeds to the shareholder, or (iii) the shareholder may transfer the full shares to an investment professional who can hold or sell the shares. Additionally, the Plan Agent will sell any fractional shares and send the proceeds to the shareholder.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND

COMPARISON OF CERTAIN RIGHTS OF SHAREHOLDERS

Each Fund is organized as a Massachusetts business trust and each Fund is classified as a diversified, closed-end management investment company registered under the 1940 Act. The Funds were organized on the following dates:

Fund	Organization Date
Acquiring Fund	March 12, 1987
CIF	July 21, 1988
MCR	July 20, 1989
MGF	May 28, 1987
MIN	March 17, 1988

Each Fund is governed by its own Declaration of Trust and By-laws, and its business and affairs are managed under the supervision of its Board. Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

The below tables summarize a number of key provisions contained in the respective governing documents of the Acquiring Fund and each Target Fund. The Funds’ governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed. The following is only a summary of certain provisions of the Funds’ respective governing documents and does not reflect a complete description of the provisions of such documents. Copies of these documents are on file with the Secretary of the Commonwealth of Massachusetts and are available to shareholders without charge upon written request to the applicable Fund.

37

Shareholder Voting Rights
Acquiring Fund

Shareholders shall be entitled to one vote for each share owned and each fractional share shall be entitled to a proportionate fractional vote.

Shareholders shall have the power to vote only (i) for the election of the Fund’s Trustees when that issue is submitted to shareholders, and for the removal of the Fund’s Trustees as provided in Section 2.2 of the Fund’s Declaration of Trust, (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Fund to the extent and as provided in Section 8.2 of the Fund’s Declaration of Trust, (iv) with respect to any amendment of the Fund’s Declaration of Trust to the extent and as provided in Section 8.3 of the Fund’s Declaration of Trust, (v) with respect to any merger, consolidation, or sale of assets to the extent and as provided in Sections 8.4 and 8.7 of the Fund’s Declaration of Trust, (vi) with respect to any conversion of the Trust to an “open-end company” to the extent and as provided in Section 8.6 of the Fund’s Declaration of Trust, (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (viii) with respect to such additional matters relating to the Fund as may be required by the Fund’s Declaration of Trust, the Fund’s By-Laws, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any other regulator have jurisdiction over the Fund, or as the Fund’s Trustees may consider necessary or desirable.

Shareholders of the Fund do not have cumulative voting rights in the election of the Fund’s Trustees.

CIF

Shareholders shall be entitled to one vote for each share owned and each fractional share shall be entitled to a proportionate fractional vote.

Shareholders shall have the power to vote only (i) for the election or removal of the Fund’s Trustees as provided for in Article IV, Section 1 of the Fund’s Declaration of Trust, (ii) with respect to any Adviser as provide in Article IV, Section 7 of the Fund’s Declaration of Trust, (iii) with respect to any termination of the Fund to the extent and as provide in Article IX, Section 4 of the Fund’s Declaration of Trust, (iv) with respect to any amendment of the Fund’s Declaration of Trust to the extent and as provided in Article IX, Section 7 of the Fund’s Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vi) with respect to such additional matters relating to the Fund as may be required by law, the Fund’s Declaration of Trust, the Fund’s By-Laws or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Fund’s Trustees may consider necessary or desirable.

Shareholders of the Fund do not have cumulative voting rights in the election of the Fund’s Trustees.

MCR	Identical to Acquiring Fund.
MGF	Identical to Acquiring Fund.
MIN	Identical to Acquiring Fund.

Shareholder Quorum
Acquiring Fund

Except when a larger quorum is required by any provision of law, shares representing thirty percent of the voting power of the outstanding shares entitled to vote shall constitute a quorum at any meeting of shareholders, except that where any provision of law, the Declaration or these By-laws requires that holders of any series or class shall vote as a series or class, then Shares representing thirty percent (unless a larger quorum is required as specified above) of the voting power of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.

CIF	A majority of shares entitled to vote shall constitute a quorum for the transaction of business at a shareholder meeting.
38

MCR	Identical to Acquiring Fund.
MGF	Identical to Acquiring Fund.
MIN	Identical to Acquiring Fund.

Adjournment
Acquiring Fund	In the absence of a quorum, a shareholder vote of thirty percent of the shares entitled to vote present in person or by proxy may adjourn the meeting.
CIF	Shareholders may adjourn the meeting with a majority vote of outstanding shares entitled to vote present in person or by proxy.
MCR	Identical to Acquiring Fund.
MGF	Identical to Acquiring Fund.
MIN	Identical to Acquiring Fund.

Approval of a Reorganization / Merger
Acquiring Fund	The Fund may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Fund’s property including its good will when authorized (a) at any meeting of shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote, or (b) by written consent of shareholders, without a meeting, of the holders of not less than two-thirds of outstanding shares entitled to vote, provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares outstanding and entitled to vote shall be sufficient authorization.
CIF	Except when a larger vote is required by any provision of the Declaration of Trust or the By-laws, a majority of the shares voted shall decide any question and any action may be taken by shareholders without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing.
MCR	Identical to Acquiring Fund.
MGF	Identical to Acquiring Fund.
MIN	Identical to Acquiring Fund.

Classification of Board of Trustees; Election and Removal of Trustees
Acquiring Fund	The number of the Fund’s Trustees shall be determined by a majority of the Fund’s Trustees, provided that the number of the Fund’s Trustees shall not be less than three and not more than fifteen. The Fund’s Trustees shall be divided into three classes with a three-year term. The Fund’s Trustees shall be elected at an annual meeting of shareholders or a special meeting of shareholders in lieu thereof by the affirmative vote of a plurality of shares voted in person or by proxy. The Fund’s Trustees may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Fund entitled to vote.
CIF	The number of the Fund’s Trustees shall be determined by a majority of the Fund’s Trustees, provided that the number of the Fund’s Trustees shall not be less than three and not more than fifteen. The Fund’s Trustees shall be divided into three classes with a three-year term. The Fund’s Trustees shall be elected at an annual meeting of shareholders or a special meeting of shareholders in lieu thereof by the affirmative vote of a plurality of shares voted in person or by proxy. In the event that less than a majority of the Fund’s Trustees holding office were elected by shareholders, the Fund’s Trustees shall call a meeting of shareholders for the purpose of electing Trustees. The Fund’s Trustees may be removed, with or without cause, at a meeting called for such purpose by a vote of at least a majority of the outstanding shares of the Fund entitled to vote.
MCR	Identical to Acquiring Fund.
MGF	Identical to Acquiring Fund.
MIN	Identical to Acquiring Fund.
39

Other Rights
Acquiring Fund	The shareholders of the Fund do not have any preemptive, preferential, appraisal, conversion or exchange rights.
CIF	The shareholders of the Fund have no preemptive or other right to receive, purchase or subscribe for an additional shares or other securities issued by the Fund.
MCR	Identical to Acquiring Fund.
MGF	Identical to Acquiring Fund.
MIN	Identical to Acquiring Fund.

APPRAISAL RIGHTS

Shareholders of the Funds do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, including the Acquiring Fund’s financial performance since the Acquiring Fund will be the performance and accounting survivor of the Reorganizations. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions, if applicable).

CIF

Common Shares	Year ended
	11/30/25	11/30/24	11/30/23	11/30/22	11/30/21
Net asset value, beginning of period	$1.87	$1.82	$1.83	$2.32	$2.47
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.10	$0.09	$0.11	$0.13
Net realized and unrealized gain (loss)	0.03	0.13	0.06	(0.40)	(0.05)
Total from investment operations	$0.14	$0.23	$0.15	$(0.29)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.09)	$(0.12)	$(0.14)
From tax return of capital	(0.06)	(0.07)	(0.08)	(0.08)	(0.09)
Total distributions declared to shareholders	$(0.17)	$(0.18)	$(0.17)	$(0.20)	$(0.23)
Net increase from repurchase of capital shares	$0.00(w)	$0.00(w)	$0.01	$—	$—
Net asset value, end of period (x)	$1.84	$1.87	$1.82	$1.83	$2.32
Market value, end of period	$1.74	$1.77	$1.64	$1.83	$2.97
Total return at market value (%)	8.96	19.09	(0.77)	(32.19)	30.89
Total return at net asset value (%) (j)(r)(s)(x)	8.75	13.70	10.13	(13.19)	2.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	4.06	4.27	4.03	2.53	1.84
Expenses after expense reductions	3.79	4.18	3.95	2.23	1.65
Net investment income (loss)	6.23	5.53	5.20	5.54	5.27
Portfolio turnover rate	51	59	44	31	65
Net assets at end of period (000 omitted)	$33,018	$33,732	$33,612	$35,545	$44,943
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	1.34	1.34	1.34	1.34	1.34
Senior Securities:
Total notes payable outstanding (000 omitted)	$15,000	$15,000	$15,000	$16,000	$18,500
Asset coverage per $1,000 of indebtedness (k)	$3,201	$3,249	$3,241	$3,222	$3,429

(d) Per share data is based on average shares outstanding.

(j) Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.

(k) Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.

(r) Certain expenses have been reduced without which performance would have been lower.

40

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w) Per share amount was less than $0.01.

(x) The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MCR

Common Shares	Year ended
	11/30/25	11/30/24	11/30/23	11/30/22	11/30/21
Net asset value, beginning of period	$6.87	$6.69	$6.83	$8.29	$8.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.34	$0.33	$0.33	$0.35
Net realized and unrealized gain (loss)	0.06	0.38	0.05	(1.20)	(0.26)
Total from investment operations	$0.42	$0.72	$0.38	$(0.87)	$0.09
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.39)	$(0.27)	$(0.42)	$(0.42)
From tax return of capital	(0.21)	(0.16)	(0.27)	(0.18)	(0.28)
Total distributions declared to shareholders	$(0.54)	$(0.55)	$(0.54)	$(0.60)	$(0.70)
Net increase from repurchase of capital shares	$0.00(w)	$0.01	$0.02	$0.01	$—
Net asset value, end of period (x)	$6.75	$6.87	$6.69	$6.83	$8.29
Market value, end of period	$6.35	$6.32	$6.09	$6.87	$8.44
Total return at market value (%)	9.41	12.94	(3.34)	(11.33)	7.27
Total return at net asset value (%) (j)(s)(x)	6.91	11.85	6.80	(10.26)	0.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses	2.62	2.87	2.70	1.37	0.91
Net investment income (loss)	5.35	4.97	4.82	4.56	4.06
Portfolio turnover rate	65	76	73	81	112
Net assets at end of period (000 omitted)	$281,355	$286,552	$283,475	$300,578	$368,967
Supplemental Ratios (%):
Ratios of expenses to average net assets excluding interest expense and fees	0.79	0.76	0.76	0.74	0.71
Senior Securities:
Total notes payable outstanding (000 omitted)	$95,000	$95,000	$95,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness(k)	$3,962	$4,016	$3,984	$4,006	$4,690

(d) Per share data is based on average shares outstanding.

(j) Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.

(k) Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w) Per share amount was less than $0.01.

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(x) The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MGF

Common Shares	Year ended
	11/30/25	11/30/24	11/30/23	11/30/22	11/30/21
Net asset value, beginning of period	$3.26	$3.30	$3.53	$4.35	$4.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.11	$0.10	$0.06	$0.08
Net realized and unrealized gain (loss)	0.06	0.09	(0.08)	(0.60)	(0.15)
Total from investment operations	$0.16	$0.20	$0.02	$(0.54)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$(0.11)	$(0.06)	$(0.09)
From tax return of capital	(0.12)	(0.12)	(0.14)	(0.22)	(0.24)
Total distributions declared to shareholders	$(0.23)	$(0.24)	$(0.25)	$(0.28)	$(0.33)
Net increase from repurchase of capital shares	$—	$—	$0.00(w)	$—	$—
Net asset value, end of period (x)	$3.19	$3.26	$3.30	$3.53	$4.35
Market value, end of period	$3.13	$3.14	$3.08	$3.39	$4.27
Total return at market value (%)	7.37	9.96	(1.85)	(14.23)	(0.84)
Total return at net asset value (%) (j)(r)(s)(x)	5.40	6.55	0.99	(12.33)	(1.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.90	0.86	0.82	0.74	0.70
Expenses after expense reductions	0.80	0.80	0.80	N/A	N/A
Net investment income (loss)	3.27	3.33	2.95	1.59	1.78
Portfolio turnover rate	84	135	90	146	201
Net assets at end of period (000 omitted)	$103,940	$106,176	$107,535	$115,215	$141,852
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	32	35	36	N/A	N/A

(d) Per share data is based on average shares outstanding.

(e) Portfolio turnover rate (excluding TBA transactions) is disclosed beginning with the period ending November 30, 2023. Refer to Note 2 for more information on TBA transactions and mortgage dollar rolls.

(j) Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.

(r) Certain expenses have been reduced without which performance would have been lower.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w) Per share amount was less than $0.01.

(x) The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

42

MIN

Common Shares	Year ended
	10/31/25	10/31/24	10/31/23	10/31/22	10/31/21
Net asset value, beginning of period	$2.81	$2.81	$2.98	$3.64	$3.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.08	$0.07	$0.08
Net realized and unrealized gain (loss)	0.07	0.15	0.00(w)	(0.44)	(0.06)
Total from investment operations	$0.16	$0.24	$0.08	$(0.37)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.09)	$(0.08)	$(0.08)	$(0.10)
From net realized gain	—	—	—	—	(0.03)
From tax return of capital	(0.15)	(0.15)	(0.17)	(0.21)	(0.20)
Total distributions declared to shareholders	$(0.24)	$(0.24)	$(0.25)	$(0.29)	$(0.33)
Net increase from repurchase of capital shares	$—	$0.00(w)	$0.00(w)	$0.00(w)	$—
Net asset value, end of period (x)	$2.73	$2.81	$2.81	$2.98	$3.64
Market value, end of period	$2.61	$2.73	$2.58	$2.75	$3.63
Total return at market value (%)	4.33	15.71	2.73	(16.98)	6.18
Total return at net asset value (%) (j)(s)(x)	6.02	9.35	3.26	(10.29)	0.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses	0.73	0.72	0.69	0.65	0.62
Net investment income (loss)	3.18	3.15	2.72	2.16	2.08
Portfolio turnover rate	20	20	15	16	20
Net assets at end of period (000 omitted)	$311,056	$319,618	$320,505	$342,280	$422,382

(d) Per share data is based on average shares outstanding.

(j) Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w) Per share amount was less than $0.01.

(x) The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MMT

Common Shares
	Year ended
	10/31/25	10/31/24	10/31/23	10/31/22	10/31/21
Net asset value, beginning of period	$5.07	$4.66	$4.73	$6.12	$6.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.25	$0.26	$0.25	$0.28
Net realized and unrealized gain (loss)	0.15	0.55	0.04	(1.21)	0.15
Total from investment operations	$0.41	$0.80	$0.30	$(0.96)	$0.43
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.23)	$(0.23)	$(0.39)	$(0.30)
From tax return of capital	(0.14)	(0.17)	(0.16)	(0.05)	(0.20)
Total distributions declared to shareholders	$(0.40)	$(0.40)	$(0.39)	$(0.44)	$(0.50)
Net increase from repurchase of capital shares	$0.00(w)	$0.01	$0.02	$0.01	$—
Net asset value, end of period (x)	$5.08	$5.07	$4.66	$4.73	$6.12
Market value, end of period	$4.74	$4.76	$4.22	$4.32	$6.58
Total return at market value (%)	8.46	22.85	6.53	(28.43)	25.80
Total return at net asset value (%)(j)(s)(x)	9.13	18.50	7.44	(15.74)	7.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses	2.86	3.17	2.92	1.40	1.01
43

Net investment income (loss)	5.09	4.89	5.21	4.57	4.40
Portfolio turnover rate	83	78	67	56	70
Net assets at end of period (000 omitted)	$278,920	$280,620	$264,455	$281,814	$369,818
Supplemental Ratios (%):
Ratios of expenses to average net assets excluding interest expense and fees	0.99	0.98	0.99	0.86	0.81
Senior Securities:
Total notes payable outstanding (000 omitted)	$95,000	$95,000	$95,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$3,936	$3,954	$3,784	$3,818	$4,698

(d) Per share data is based on average shares outstanding.

(j) Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.

(k) Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.

(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w) Per share amount was less than $0.01.

(x) The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

INFORMATION ABOUT THE REORGANIZATIONS

Each Reorganization Agreement provides for the Acquiring Fund’s acquisition of substantially all of the assets of the applicable Target Fund and assumption of all stated liabilities of the Target Fund in exchange for newly issued Acquiring Fund Shares, without par value. The Acquiring Fund will list the newly issued common shares on the NYSE. Each Target Fund will distribute Acquiring Fund Shares received by it pro rata to each Target Fund’s shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. As soon as practicable after the Closing Date for the Reorganizations, each Target Fund will deregister as an investment company under the 1940 Act and liquidate, dissolve, and terminate in accordance with its Declaration of Trust and Massachusetts law. The Acquiring Fund will continue to operate after the Reorganizations as a diversified, closed-end investment company registered under the 1940 Act, with the investment objective and investment strategies and policies described in this Joint Proxy Statement/Prospectus. Acquiring Fund Shares will be distributed by the applicable Target Fund pro rata to the holders of record of each of the Target Fund’s common shares, as applicable. Such distribution of Acquiring Fund Shares to each Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Funds and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares held other than in a dividend reinvestment plan account (“Plan account”), to the next largest number of whole common shares) due to such shareholder. No fractional Acquiring Fund Shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, Computershare will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon the surrender of Target Fund common share certificates. See the section “Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates” in this Joint Proxy Statement/Prospectus for a description of the procedures to be followed by the Target Funds’ shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganizations, each shareholder of a Target Fund will own Acquiring Fund Shares that, except for cash payments received in lieu of fractional common shares, will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at NAV in exchange for the common shares of each Target Fund having a value equal to the aggregate NAV (not the market value) of those Acquiring Fund Shares, the NAV per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the applicable costs of the Reorganizations, which will be

44

reflected in the respective NAVs of the Target Fund and the Acquiring Fund at the time of the exchange. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of the Target Funds or the Acquiring Fund because the net assets of the Combined Fund will be greater than each Target Fund or the Acquiring Fund. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

REORGANIZATION CONTINGENCIES AND REORGANIZATION COMBINATIONS

Each Reorganization and the resulting composition and management of the Combined Fund following the Reorganizations is subject to certain contingencies, which are discussed in greater detail below. Specifically, a favorable vote by the Target Funds’ shareholders and the Acquiring Fund’s shareholders in an amount equaling or exceeding the required favorable vote threshold for each Fund’s respective proposal(s) is required for the Reorganizations to be consummated in the manner described in this Joint Proxy Statement/Prospectus and as recommended by each Fund’s Board. For the Target Funds, the favorable vote threshold required to approve each Target Fund’s Reorganization is provided under the section “Voting Requirement for the Proposal: The Reorganizations of the Target Funds.” For the Acquiring Fund, information describing the favorable vote threshold required to approve each proposal to be voted on by the Acquiring Fund’s shareholders is described in a separate proxy statement being provided to the Acquiring Fund’s shareholders. A failure to achieve the necessary favorable vote thresholds by the shareholders of any of the Target Funds and/or the Acquiring Fund may create various outcomes with different combinations of the Target Funds reorganizing into the Combined Fund and/or may impact the entity serving as the investment adviser to the Combined Fund and the individuals composing the Combined Fund’s Board. A failure by the Acquiring Fund’s shareholders to approve the issuance of the Acquiring Fund Shares will prevent MCR’s, MGF’s, and MIN’s Reorganization from being consummated and, in such case, each Fund will continue to operate as a standalone fund managed by MFS. CIF’s Reorganization may be consummated without the Acquiring Fund’s shareholders approving the issuance of the Acquiring Fund Shares.

If a Target Fund’s shareholders do not approve the Reorganization, MFS may recommend alternative proposals to the relevant Target Fund’s Board, including, but not limited to, a re-solicitation of votes for the Reorganization.

Approval of the issuance of the Acquiring Fund Shares

Simultaneously with the solicitation of the shareholders of each Target Fund to approve the relevant Reorganization, the shareholders of the Acquiring Fund, through a separate proxy statement, are being asked to approve the issuance of the Acquiring Fund Shares to be distributed to each Target Fund’s shareholders as part of the Reorganizations. The issuance of the Acquiring Fund Shares is necessary to facilitate the Reorganizations, as such shares will be distributed to each Target Fund’s shareholders following the closing of the relevant Target Fund’s Reorganization. As a result, each Reorganization is contingent upon the Acquiring Fund’s shareholders approving the issuance of the Acquiring Fund Shares. In the event that the Acquiring Fund’s shareholders do not approve the proposal to issue the Acquiring Fund Shares, the Reorganizations will not be consummated, and each Target Fund will continue to operate as a stand-alone fund in accordance with its current investment objective and investment policies. In such case, MFS will continue to serve in the capacity as the appointed investment adviser to the Acquiring Fund and each Target Fund pursuant to the current investment advisory agreement between MFS and each Fund. Additionally, the Trustees currently composing each Fund’s Board will continue to serve in such capacity for the applicable Fund.

Approval of investment advisory agreement to appoint Aberdeen and election of the Aberdeen Board

Simultaneously with the solicitation of the shareholders of each Target Fund to approve the relevant Reorganization, the shareholders of the Acquiring Fund, through a separate proxy statement, are being asked to (i) approve a new investment advisory agreement between the Acquiring Fund and Aberdeen appointing Aberdeen as the investment adviser of the Combined Fund and (ii) elect the Aberdeen Board as the Board of the Combined Fund. In the event that the Acquiring Fund’s shareholders do not approve both of these proposals, MFS will continue to serve as the investment adviser to the Acquiring Fund. Under this scenario, if any combination of Target Funds approve their respective Reorganization, such Reorganization will be consummated, with MFS serving as the investment adviser of the Combined Fund pursuant to the existing investment advisory agreement between MFS and the Acquiring Fund. In this scenario, the Acquiring Fund’s Board will serve as the Combined Fund’s Board.

45

Approval of MCR’s and MIN’s Reorganization

Under the terms of the Purchase Agreement between MFS, Aberdeen, and, for purposes specified therein, Aberdeen Group plc, concerning the acquisition of certain assets related to MFS’ business of providing investment management services, including but not limited to, the acquisition of the assets of the Acquiring Fund, Aberdeen’s acquisition of the Acquiring Fund is contingent on the approval of the Reorganization by MCR’s shareholders and MIN’s shareholders, unless waived. If both MCR’s shareholders and MIN’s shareholders do not approve their respective Reorganization and the condition is not waived, Aberdeen will not acquire the assets of the Acquiring Fund and Aberdeen will not be appointed as the investment adviser to the Combined Fund and the Aberdeen Board will not serve as the Combined Fund’s Board. This contingency will be triggered regardless of the outcome of the vote by the Acquiring Fund’s shareholders on the proposals to approve the new investment advisory agreement appointing Aberdeen as the investment adviser of the Combined Fund and to elect the Aberdeen Board as the Combined Fund’s Board. In the event that shareholders of CIF and/or MGF approve their respective Reorganizations, but both MCR’s and MIN’s shareholders do not approve their respective Reorganization and the condition is not waived, the CIF and/or MGF Reorganization will be consummated, however MFS will serve as investment adviser to the Combined Fund pursuant to the existing investment advisory agreement between MFS and the Acquiring Fund or MFS will recommend an alternative to the MFS Board concerning the management of the Combined Fund. In this scenario, the Acquiring Fund’s Board will serve as the Combined Fund’s Board.

Potential Reorganization Combinations

Given the potential impact of the above contingencies on the consummation of the Reorganizations and the variation of outcomes resulting from the shareholders of each Fund voting to approve the various proposals, the tables in Appendix B have been provided to illustrate the potential outcomes resulting from different combinations of Target Fund and Acquiring Fund shareholder approvals of the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

The Reorganization Agreements provide for the Reorganization of a Target Fund into the Acquiring Fund and were previously considered and approved by the Board of each Target Fund and the Acquiring Fund. While shareholders are encouraged to review the Form of Reorganization Agreement, which has been filed with the SEC as an exhibit under the Part C to this Joint Proxy Statement/Prospectus, the following is a summary of certain terms of the Reorganization Agreements. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement included under the Part C to this Joint Proxy Statement/Prospectus.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are identical for each Fund: the net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern Time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the investment adviser, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the applicable Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreements and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the applicable Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreements by the shareholders of the respective Target Funds, approval of certain matters by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

46

Postponement; Termination

After execution, the Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund or the receipt of needed approvals by shareholders of the Acquiring Fund) prior to the Closing Date (i) by mutual agreement of the Board of the Acquiring Fund and the Board of the relevant Target Fund and (ii) by the Board of the relevant Target Fund or Acquiring Fund if any condition to that Fund’s obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board, (iii) by the Board of the relevant Target Fund or Acquiring Fund due to a breach by the other Fund of any representation, warranty, or agreement contained in the Reorganization Agreement to be performed at or before the Closing Date, if not cured within 30 days.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to each Target Fund’s shareholders book entry interests for the Acquiring Fund Shares registered in the name of each Target Fund shareholder on the basis of each shareholder’s proportionate interest in the aggregate net asset value (not the market value) of the relevant Target Fund’s common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. Each Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of the Target Fund’s shares or post adequate bond.

Upon consummation of the Reorganization, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares, and if applicable, cash in lieu of any fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds.

If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of any fractional common shares, if applicable, distributable with respect to the Target Funds’ common shares in the Reorganization.

Expenses of the Reorganization

MFS and its affiliates and Aberdeen and its affiliates will bear all direct costs and expenses incurred in connection with the Reorganizations and the Special Meetings, including, but not limited to, proxy and proxy solicitation costs, printing and mailing costs, legal fees, and listing, registration and filing fees. The Target Funds and their shareholders will, however, bear any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to the Acquiring Fund.

As noted, the Target Funds will bear portfolio transaction costs associated with selling portfolio securities in advance of the Reorganizations. Each Target Fund’s portfolio repositioning and, therefore, the costs associated with such portfolio repositioning are not expected to be materially different regardless of the outcome of the Acquiring Fund shareholders’ vote to approve the new investment advisory agreement appointing Aberdeen as the Combined Fund’s investment adviser. Following the Reorganizations, the Combined Fund will be managed in accordance with the Acquiring Fund’s current investment objective and investment policies if MFS continues as the investment adviser of the Combined Fund and policies that are substantially the same as those of the Acquiring Fund if Aberdeen is approved as investment adviser to the Combined Fund. Aberdeen may implement such investment objective and investment policies in a process that may differ from MFS if Aberdeen is the investment adviser. For a discussion of such processes, see “COMPARISON OF THE FUNDS – Comparison of Principal Investment Strategies.”

Based on portfolio holdings as of August 31, 2025, these estimated transaction costs are shown in the table below; however, the actual amount of such costs will depend on each Target Fund’s portfolio composition and market conditions at the time such sales and purchases are made.

Target Fund	Estimated Total Repositioning Costs	Estimated Total Repositioning Costs per Share
CIF	$0.00	$0.00
MCR	$19,226.90	$0.00
MGF	$1,940.00	$0.00
MIN	$2,717.50	$0.00
47

The Combined Fund expects to rebalance its portfolio after the Reorganization is consummated, the portfolio transaction costs of which will be shared by all shareholders of the Combined Fund. Such costs are estimated to be $87,055.70, or less than $0.001 per share, assuming all Target Funds participate in the Reorganizations; however, the final amount of such costs will depend on market conditions at the time such sales and purchases are made. Based on each Fund’s holdings as of August 31, 2025, the Combined Fund expects to sell approximately 1.64% of its portfolio following the closing of the Reorganizations. As discussed above, it is anticipated that the Combined Fund will be managed in accordance with substantially similar investment policies following the Reorganizations regardless of if Aberdeen or MFS is the Combined Fund’s appointed investment adviser and, as such, any costs associated with rebalancing the Combined Fund’s portfolio following the Reorganizations are not expected to materially deviate from the above estimates. The implementation of such investment policies may differ depending on whether MFS or Aberdeen is appointed investment adviser of the Combined Fund For a discussion of each investment adviser’s investment processes, see “COMPARISON OF THE FUNDS - Comparison of Principal Investment Strategies.”

The Funds, MFS, and Aberdeen have retained EQ Fund Solutions, LLC, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of EQ Fund Solutions, LLC’s services, including solicitation and mailing costs, in connection with the proxy will not be borne by the Funds. The proxy solicitation costs are anticipated to be, in aggregate, approximately $396,636 for the Target Funds. Aberdeen and/or MFS will bear the solicitation costs of each Target Fund.

The Target Funds, MFS, and Aberdeen will not pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by a shareholder as a result of attending the shareholder meeting, voting on a Reorganization or other action taken by a shareholder in connection with the Reorganization). The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund each receive an opinion from Ropes & Gray LLP dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Ropes & Gray LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Ropes & Gray LLP will also rely upon certain factual representations of the management of the respective Target Fund and the Acquiring Fund and will be based on customary assumptions, including,, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the respective Target Fund would recognize a taxable gain or loss equal to the difference between their tax basis in Target Fund shares and the fair market value of the Acquiring Fund Shares (plus cash in lieu of any fractional shares) received.

48

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund as a direct result of the Reorganization, except for any gain or loss that may be required to be recognized by a Target Fund as a result of the close of a Target Fund’s taxable year due to the Reorganization or in respect of a transferred asset regardless

•	of whether such transfer would otherwise be a non-taxable transaction under the Code.

•	No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of any fractional Acquiring Fund Shares, as discussed below).

•	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Share for which cash is received).

•	The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization (including the holding period of any fractional Acquiring Fund Share for which cash is received) will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor, provided that such Target Fund common shares were held by the shareholder as a capital asset on the date of the exchange.

•	A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund Share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund Share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund Share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•	The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization (increased by the amount of gain or decreased by the amount of loss, if any, recognized by such Target Fund upon transfer), and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by such Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of such Target Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund).

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

The Target Funds’ respective tax years are expected to end as a result of the Reorganizations, which can accelerate distributions to shareholders of the Target Funds for their respective short taxable years ending on the Closing Date. These tax year-end distributions will generally be taxable and will include any capital gains resulting from portfolio turnover prior to the Reorganizations. On or prior to the Closing Date, each Target Fund will declare and pay one or more distributions to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such distributions (including any capital gains or income resulting from sales of portfolio securities prior to the Reorganizations) will generally be taxable to shareholders for U.S. federal income tax purposes.

49

In addition to any gains generated through regular portfolio trading activity by each Target Fund, certain Target Funds may realize capital gains in advance of the Reorganizations on the sale of securities. To the extent that assets of a Target Fund are sold in connection with the applicable Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized by a Target Fund in these sales (or deemed sales) on a net basis will be distributed to such Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will generally be taxable to shareholders of such Target Fund.

The estimated percentage of each Target Fund’s portfolio to be sold in advance of the Reorganizations and the estimated transaction costs related to such sales are shown in the table below as of August 31, 2025. These estimates are subject to change depending on market circumstances at the time such sales are made. In addition, each Target Fund’s investment adviser and administrator is exploring whether certain of the securities currently expected to be sold in advance of the Reorganizations because they are not transferable can in fact be transferred to the Acquiring Fund. If such securities can be transferred, then transaction costs incurred by the relevant Target Fund are expected to be less, perhaps materially.

Target Fund	Estimated Percentage of the Target Fund’s Portfolio Sold in Advance of the Reorganization	Estimated Repositioning Costs	Estimated Repositioning Cost Per Share
CIF	0.00%	$0.00	$0.00
MCR	1.96%	$19,226.90	$0.00
MGF	2.74%	$1,940.00	$0.00
MIN	0.35%	$2,717.50	$0.00

The sale of such securities may result in capital gains or losses, which may have U.S. federal income tax consequences. If the sales were completed on August 31, 2025, the estimated capital gains or losses that would have resulted are detailed below. These estimates are subject to change depending on market circumstances at the time such sales are made. Each Fund has capital loss carryforwards that would offset the estimated capital gains if any.

Target Fund	Estimated Capital Gains/(Losses)	Estimated Capital Gains/(Losses) Per Share
CIF	$(2,025)	$0.000
MCR	$178,313	$0.004
MGF	$18,501	$0.001
MIN	$183,188	$0.002
MMT	$431,725	$0.008

Following the Reorganizations, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. Although it is expected that the portfolio realignment would occur principally following the Reorganizations, the Acquiring Fund may begin to realign its portfolio after Target Fund shareholder approval of the Reorganizations but prior to the consolidation in a manner consistent with its current investment objective and strategies. Based on each Fund’s holdings as of August 31, 2025, the Combined Fund expects to reposition approximately 1.64% of its portfolio following the Closing Date, assuming that all Reorganizations are approved and consummated, which would generate an estimated $87,055.70, or less than $0.001 per share, in transaction costs if the repositioning were to occur on August 31, 2025. The total estimated capital losses to be realized from the sales of the portfolio securities, if the portfolio restructuring had occurred on August 31, 2025 would be $(1,953,269) or $(0.01) per share. The amount of net capital gains or losses realized can fluctuate widely and will depend on, among other things, market conditions at the time of the sales.

The tax impact of the post-Reorganization restructuring will depend on the difference between the price at which portfolio securities are sold and the Combined Fund’s basis in such securities, offset by capital loss carryforwards, if any, and subject to the Code’s loss limitation rules.

The gains from the portfolio realignment post-Reorganizations would be in addition to any gains generated by the Acquiring Fund in the ordinary course of business prior to the Reorganizations. Any net capital gains realized will be distributed during 2026, and such distributions will be taxable to shareholders that hold their shares in a taxable account.

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The gains from the portfolio realignment post-Reorganizations would be in addition to any gains generated by the Acquiring Fund in the ordinary course of business prior to the Reorganizations. Any net capital gains realized will be distributed during 2026, and such distribution will be taxable to shareholders. Currently, the Combined Fund anticipates making a special capital gains distribution following the Reorganization. Barring exceptional or unforeseen circumstances, the Combined Fund anticipates announcing an estimate of the special capital gains distribution within 10 business days after the closing of the Reorganization, which is expected to be completed and paid within approximately 60 days following the consolidation. These gains may still be offset by any capital losses realized during the Combined Fund’s fiscal year ending October 31, 2026. Any net capital gains realized from the portfolio realignment and routine trading that have not previously been distributed would be distributed to shareholders at year end.

The Acquiring Fund will succeed to capital loss carryforwards if any (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which may be subject to the tax loss limitation rules described below because such Target Fund may undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. Depending on which of the Reorganizations are consummated, the Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, if it undergoes an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. Information with respect to the Funds’ capital loss carryforwards as of October 31, 2025, is set forth below:

Fund	Capital Loss Carryforward Amount
Acquiring Fund	$38,541,556
CIF	$9,916,016
MCR	$41,749,999
MGF	$12,567,628
MIN	$12,583,159

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and shareholders of the Acquiring Fund could receive taxable distributions of short-term and long-term capital gains earlier or in greater amounts than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the

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facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization “built-in” gains that exceed certain thresholds attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund. Based on current estimates, it is expected that none of the Funds will be a gain corporation (as defined in the Code) on the Closing Date.

VOTING INFORMATION AND REQUIREMENTS

General

A list of each Target Fund’s shareholders of record as of the Record Date will be available at the shareholder meeting for that Target Fund.

Record Date

The Board of each Target Fund has fixed the close of business on December 11, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

As of the Record Date, the Target Funds had the following number of common shares outstanding:

Title of Class	CIF	MCR	MGF	MIN
Common Shares	17,901,986	41,688,435	32,590,193	113,798,238

Proxies

Shareholders of a Target Fund may vote by appearing in person at the Target Fund’s Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Target Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect a shareholder’s right to vote in person should such shareholder decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record voting instructions by automated telephone, shareholders should call the toll-free number listed on their proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting.

Revoking a proxy. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. If your shares are held by your broker, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Target Fund.

Quorum. For CIF, the holders of at least a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. For MCR, MGF and MIN, the holders of at least 30% of the shares of each Target Fund entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes”, if any, (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial

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owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

Adjournment. In the event that a quorum is not present for purposes of acting on the proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting or postponements from time to time, with no other notice than an announcement at the Special Meeting, in order to permit further solicitation of proxies for the proposal. For MCR, MGF and MIN, in the absence of a quorum, a shareholder vote of 30% of the shares entitled to vote present in person or by proxy may adjourn their respective Special Meetings. Shareholders of CIF may adjourn their respective Special Meeting with a majority vote of outstanding shares entitled to vote present in person or by proxy. Importantly, the adjournment of the Special Meeting for one or more of the Target Funds for failing to reach a quorum will not have any impact on the ability to hold the Special Meeting for the remaining Target Funds that have satisfied the relevant quorum requirement. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such adjournment and will vote against any such adjournment all other proxies. Aberdeen and its affiliates will bear the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient votes in accordance with the Trustees’ recommendations have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Abstentions. Broker-dealer firms holding shares of a Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization proposal at the Special Meeting. The Reorganization of each Target Fund is not a “routine” matter and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares. With respect to each proposal, abstentions will have the same effect as votes “AGAINST” such proposal.

If a shareholder of a Target Fund holds shares directly (not through a broker-dealer, bank, or other financial institution) and returns a properly executed proxy card that does not specify how the shareholder wishes to vote on a proposal, such shareholder’s shares will be voted “FOR” the Reorganization of that Fund.

If a shareholder holds shares of a Target Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of such shareholder’s shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to a Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal.

Voting Requirement for the Proposal: The Reorganizations of the Target Funds

For each of MCR, MGF and MIN, the Reorganization must be approved by more than 50% of the Fund’s shares outstanding and entitled to vote. For CIF, the Reorganization must be approved by the lesser of (i) at least 67% of the voting securities present at the Special Meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares.

SHAREHOLDER INFORMATION

Control Persons

Persons or organizations beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As of December 31,

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2025, each Fund is not aware of any persons or organizations whose beneficial ownership of a Fund exceeds the threshold for control under the 1940 Act.

5% Shareholders

As of December 31, 2025, the Trustees and officers of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each Fund. As of December 31, 2025, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Fund are as follows:

Fund	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Class of Shares of Beneficially Owned
ACQUIRING FUND	Allspring Global Investments Holdings, LLC 1415 Vantage Park Drive 3rd Floor Charlotte, NC 28203	Common Shares	3,386,783	6.12%
CIF	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common Shares	1,161,679	6.45%
MCR	Morgan Stanley (Smith Barney) 1585 Broadway New York, NY 10036	Common Shares	6,512,486	15.54%
	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common Shares	3,572,877	8.52%
MGF	1607 Capital Partners, LLC 13 S. 13th Street Suite 400 Richmond, VA 23219	Common Shares	2,253,781	6.90%
	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common Shares	8,945,348	27.37%
	Karpus Management, Inc. 183 Sully’s Trail Pittsford, NY 14534	Common Shares	1,689,714	5.17%

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MIN	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common Shares	29,954,725	26.25%
	1607 Capital Partners, LLC 13 S. 13th Street Suite 400 Richmond, VA 23219	Common Shares	7,204,923	6.49%

SHAREHOLDER PROPOSALS

Proposals of shareholders which are intended to be included in a Fund’s proxy materials and presented at a Fund’s 2026 Annual Meeting of Shareholders must be received by the Secretary of the Fund, at the Fund’s principal office at 111 Huntington Avenue, Boston, Massachusetts, 02199, on or prior to April 24, 2026 for the Acquiring Fund, CIF, MCR, MGF, or MIN. The submission by a shareholder of a proposal for inclusion in the proxy materials for the Fund’s 2026 Annual Meeting of Shareholders does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2026 Annual Meeting of Shareholders without including the proposal in a Fund’s proxy materials must ensure that the proposal is received by the Secretary of the Fund in good order and in compliance with all applicable legal requirements and requirements set forth in the Fund’s By-Laws and Declaration of Trust (i) for the Acquiring Fund, MCR, MGF, and MIN, between May 24, 2026 and July 8, 2026 and (ii) for CIF, between June 23, 2026 and July 8, 2026, in each case at the relevant Fund’s principal office at 111 Huntington Avenue, Boston, Massachusetts, 02199.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about February 5, 2026. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the investment advisers and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax, or the internet. The Funds and the investment advisers have retained EQ Fund Solutions, LLC, 28 Liberty Street, New York, NY 10005, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of EQ Fund Solutions, LLC’s services, including solicitation and mailing costs, in connection with the proxy is anticipated to be, in aggregate, approximately $396,640 for the Target Funds. Aberdeen and its affiliates and/or MFS and its affiliates will bear the solicitation costs of each Fund.

OTHER INFORMATION

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

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Appendix A

INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND AND THE TARGET FUNDS

THE INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND

Investment Objective

The Acquiring Fund’s investment objective is to seek high current income, but may also consider capital appreciation. The Acquiring Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

The Acquiring Fund normally invests at least 80% of its net assets in fixed income securities. This policy may not be changed without shareholder approval.

MFS, the Acquiring Fund’s current investment adviser, considers debt instruments of all types to be fixed income securities.

MFS normally invests the Acquiring Fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed securities and other securitized instruments of U.S. and foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the Acquiring Fund’s assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the Acquiring Fund’s assets in equity securities.

MFS may invest up to 100% of the Acquiring Fund’s assets in below investment grade quality debt instruments.

MFS normally invests the Acquiring Fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the Acquiring Fund’s assets in issuers in a single industry, sector, country, or region.

The Acquiring Fund seeks to make a monthly distribution at an annual fixed rate of 8.00% of the Acquiring Fund’s average monthly net asset value.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses an active bottom-up investment approach to buying and selling investments for the Acquiring Fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security may also be considered.

The Acquiring Fund may use leverage by borrowing up to 33 1/3% of the Acquiring Fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the Acquiring Fund’s Board, the fund may use leverage by other methods.

Temporary Defensive Strategy. In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the Acquiring Fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the Acquiring Fund’s

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performance and the Acquiring Fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Principal Investment Types

The principal investment types in which the Acquiring Fund may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity, including mortgage-backed securities and other types of securitized instruments issued or guaranteed by such entities. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts, and depositary receipts for such securities.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.

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Principal Risks

A description of the Acquiring Fund’s principal risks is under “Comparison of Principal Risks of Investing in the Funds.”

Fundamental Investment Restrictions

The Acquiring Fund has adopted the following policies which cannot be changed without the approval of a “majority of its outstanding voting securities” as such term is defined by the 1940 Act. Under the 1940 Act, the vote of a “majority of its outstanding voting securities” means the vote of the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Acquiring Fund may not:

(1) borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Acquiring Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Acquiring Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Acquiring Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Acquiring Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

For purposes of investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Acquiring Fund may invest are not considered to be securities purchased by the Acquiring Fund.

For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

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INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES OF THE TARGET FUNDS

The investment objective, principal investment strategies, principal investment types, principal risks, and fundamental investment restrictions of each Target Fund are described below. A comparison of the Acquiring Fund and each Target Fund’s investment objective, principal investment strategies, principal investment types, principal risks, and fundamental investment restrictions are described under “COMPARISON OF THE INVESTMENT OBJECTIVE AND POLICIES OF THE TARGET FUNDS TO THE ACQUIRING FUND.”

CIF

Investment Objective

CIF’s investment objective is to seek high current income, but may also consider capital appreciation. CIF’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of CIF’s net assets, including borrowings for investment purposes, in high income debt instruments.

MFS may invest CIF’s assets in other types of debt instruments and equity securities.

MFS may invest up to 100% of CIF’s assets in below investment grade quality debt instruments.

MFS may invest CIF’s assets in foreign securities.

MFS normally invests CIF’s assets across different industries and sectors, but MFS may invest a significant percentage of CIF’s assets in issuers in a single industry or sector.

CIF’s dollar-weighted average effective maturity will normally be between three and ten years. In determining an instrument’s effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a call, put, pre-refunding, prepayment or redemption provision, or an adjustable coupon) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

CIF seeks to make a monthly distribution at an annual fixed rate of 9.50% of CIF’s average monthly net asset value.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments.

MFS uses an active bottom-up investment approach to buying and selling investments for CIF. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security may also be considered.

CIF may use leverage by borrowing up to 33 1/3% of CIF’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by CIF’s Board, CIF may use leverage by other methods.

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Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from CIF’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect CIF’s performance and CIF may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Principal Investment Types

The principal investment types in which CIF may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity, including mortgage-backed securities and other types of securitized instruments issued or guaranteed by such entities. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Floating Rate Loans: Floating rate loans are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually), based on a base lending rate such as the Secured Overnight Financing Rate (SOFR), plus a premium. Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder’s portion of the loan. Senior floating rate loans are secured by specific collateral of the borrower, and are senior to most other securities of the borrower (e.g., common stocks or other debt instruments) in the event of bankruptcy. Floating rate loans can be subject to restrictions on resale and can be less liquid than other types of securities.

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts, and depositary receipts for such securities.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.

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Principal Risks

A description of CIF’s principal risks is including under “Comparison of Principal Risks of Investing in the Funds.”

Fundamental Investment Restrictions

CIF has adopted the following policies which cannot be changed without the approval of a “majority of its outstanding voting securities” as such term is defined by the 1940 Act. Under the 1940 Act, the vote of a “majority of its outstanding voting securities” means the vote of the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of the policy.

CIF may not:

(1) borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

(2) underwrite securities issued by other persons, except that all or any portion of the assets of CIF may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act, and except insofar as CIF may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts or other derivative instruments whose value is related to commodities or other commodity contracts) in the ordinary course of its business. CIF reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which CIF may invest are not considered to be securities purchased by CIF.

For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

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MCR

Investment Objective

MCR’s investment objective is to seek high current income, but may also consider capital appreciation. MCR’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests MCR’s assets primarily in debt instruments.

MFS normally invests MCR’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed securities and other securitized instruments of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates MCR’s assets across these categories with a view toward broad diversification across and within these categories.

MFS may invest up to 100% of MCR’s assets in below investment grade quality debt instruments.

MFS normally invests MCR’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of MCR’s assets in issuers in a single industry, sector, country, or region.

MCR seeks to make a monthly distribution at an annual fixed rate of 8.00% of MCR’s average monthly net asset value.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses an active bottom-up investment approach to buying and selling investments for MCR. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

MCR may use leverage by borrowing up to 33 1/3% of MCR’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by MCR’s Board, MCR may use leverage by other methods.

Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from MCR’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect MCR’s performance and MCR may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Principal Investment Types

The principal investment types in which MCR may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments,

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make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity, including mortgage-backed securities and other types of securitized instruments issued or guaranteed by such entities. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.

Principal Risks

A description of MCR’s principal risks is included under “Comparison of Principal Risks of Investing in the Funds”.

Fundamental Investment Restrictions

MCR has adopted the following policies which cannot be changed without the approval of a “majority of its outstanding voting securities” as such term is defined by the 1940 Act. Under the 1940 Act, the vote of a “majority of its outstanding voting securities” means the vote of the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

MCR may not:

(1) borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

(2) underwrite securities issued by other persons, except that all or any portion of the assets of MCR may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act, and except insofar as MCR may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward

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contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. MCR reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that MCR may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

For purposes of investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which MCR may invest are not considered to be securities purchased by MCR.

For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MGF

Investment Objective

MGF’s investment objective is to seek high current income, but may also consider capital appreciation. MGF’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of MGF’s net assets, including borrowings for investment purposes, in U.S. and foreign government securities.

MFS may invest MGF’s assets in other types of debt instruments.

MFS generally invests substantially all of MGF’s assets in investment grade quality debt instruments.

MFS may purchase or sell securities for MGF on a when-issued, delayed delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to be announced (TBA) market. When MFS sells securities for the fund on a when-issued, delayed delivery, or forward commitment basis, MGF typically owns or has the right to acquire securities equivalent in kind and amount to the deliverable securities.

MFS invests MGF’s assets in U.S. and foreign securities, including emerging market securities.

MFS normally invests MGF’s assets across different countries and regions, but MFS may invest a significant percentage of MGF’s assets in issuers in a single country or region.

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MFS may invest a significant percentage of MGF’s assets in a single issuer or a small number of issuers.

MGF seeks to make a monthly distribution at an annual fixed rate of 7.25% of MGF’s average monthly net asset value.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses an active bottom-up investment approach to buying and selling investments for MGF. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

If approved by MGF’s Board, MGF may use leverage through the issuance of preferred shares, borrowing from banks, and/or other methods of creating leverage, and investing the proceeds pursuant to its investment strategies.

Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from MGF’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect MGF’s performance and MGF may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Principal Investment Types

The principal investment types in which MGF may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity, including mortgage-backed securities and other types of securitized instruments issued or guaranteed by such entities. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

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Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.

When-Issued, Delayed Delivery, and Forward Commitment Transactions: When-issued, delayed delivery, and forward commitment transactions, including securities purchased or sold in the TBA market, involve a commitment to purchase or sell a security at a predetermined price or yield at which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing or selling securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. In the TBA market, mortgage-backed securities are purchased and sold at predetermined prices on a delayed delivery or forward commitment basis with the underlying securities to be announced at a future date.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, U.S. and foreign corporations, and foreign governments.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.

Principal Risks

A description of MGF’s principal risks is included under “Comparison of Principal Risks of Investing in the Funds”.

Fundamental Investment Restrictions

MGF has adopted the following policies which cannot be changed without the approval of a “majority of its outstanding voting securities” as such term is defined by the 1940 Act. Under the 1940 Act, the vote of a “majority of its outstanding voting securities” means the vote of the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

MGF may not:

(1) borrow money or issue any senior security except to the extent permitted by the 1940 Act or exemptive orders granted under the 1940 Act, or otherwise permitted from time to time by a regulatory authority having jurisdiction.

(2) underwrite securities issued by other persons, except that all or any portion of the assets of MGF may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act, and except insofar as MGF may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

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(3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted the 1940 Act.

(5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. MGF reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which MGF may invest are not considered to be securities purchased by MGF.

For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MIN

Investment Objective

MIN’s investment objective is to seek high current income, but may also consider capital appreciation. MIN’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests MIN’s assets primarily in debt instruments.

MFS generally invests substantially all of MIN’s assets in investment grade quality debt instruments.

MIN’s dollar-weighted average effective maturity will normally be between three and ten years. In determining an instrument’s effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a call, put, pre-refunding, prepayment or redemption provision, or an adjustable coupon) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

MFS may invest MIN’s assets in foreign securities.

MFS normally invests MIN’s assets across different industries and sectors, but MFS may invest a significant percentage of MIN’s assets in issuers in a single industry or sector.

MFS may invest a significant percentage of MIN’s assets in a single issuer or a small number of issuers.

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MIN seeks to make a monthly distribution at an annual fixed rate of 8.50% of MIN’s average monthly net asset value.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses an active bottom-up investment approach to buying and selling investments for MIN. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring MIN, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

If approved by MIN’s Board, MIN may use leverage through the issuance of preferred shares, borrowing from banks, and/or other methods of creating leverage, and investing the proceeds pursuant to its investment strategies.

Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect MIN’s performance and MIN may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Principal Investment Types

The principal investment types in which MIN may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity, including mortgage-backed securities and other types of securitized instruments issued or guaranteed by such entities. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S.

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Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Municipal Instruments: Municipal instruments are issued by or for states, territories, or possessions of the United States or by their political subdivisions, agencies, authorities, or other government entities, to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, state or local governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the state or local governments, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as insurance, letters of credit, or guarantees. Many municipal instruments are supported by insurance, which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.

Principal Risks

A description of MIN’s principal risks is included under “Comparison of Principal Risks of Investing in the Funds.”

Fundamental Investment Restrictions

MIN has adopted the following policies which cannot be changed without the approval of a “majority of its outstanding voting securities” as such term is defined by the 1940 Act. Under the 1940 Act, the vote of a “majority of its outstanding voting securities” means the vote of the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

MIN may not:

(1) borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

(2) underwrite securities issued by other persons, except that all or any portion of the assets of MIN may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act, and except insofar as MIN may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and

A-14

forward contracts) in the ordinary course of its business. MIN reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

(6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

For purposes of investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which MIN may invest are not considered to be securities purchased by MIN.

For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

A-15

Appendix B

Potential Reorganization Combinations

The following tables have been provided to illustrate the various potential outcomes resulting from different combinations of Target Fund and Acquiring Fund shareholder approvals of the Reorganizations. Each table below assumes the Acquiring Fund’s shareholders will approve the issuance of the Acquiring Fund Shares.

The following table reflects outcomes that will result if no conditions of the Transaction have been waived and the Acquiring Fund’s shareholders (i) approve the investment advisory agreement appointing Aberdeen as the Combined Fund’s investment adviser and (ii) elect the Aberdeen Board as the Combined Fund’s Board following the Reorganizations.

Acquiring Fund Shareholders Approve Investment Advisory Agreement Appointing Aberdeen and Elect Aberdeen Board
Reorganization Approved by Shareholders (✓ = yes; X = no)				Outcome
MCR	MIN	MGF	CIF
✓	✓	✓	✓	➢ Combined Fund (composed of Acquiring Fund and each Target Fund) managed by Aberdeen
✓	X	X	X	➢ Combined Fund (composed of Acquiring Fund and MCR) managed by MFS[1] ➢ MIN, MGF, and CIF remain standalone funds managed by MFS
✓	✓	X	X	➢ Combined Fund (composed of Acquiring Fund, MCR, and MIN) managed by Aberdeen ➢ MGF and CIF remain standalone funds managed by MFS
✓	✓	✓	X	➢ Combined Fund (composed of Acquiring Fund, MCR, MIN, and MGF) managed by Aberdeen ➢ CIF remains a standalone fund managed by MFS
✓	X	✓	X	➢ Combined Fund (composed of Acquiring Fund, MCR, and MGF) managed by MFS[1] ➢ MIN and CIF remain standalone funds managed by MFS
✓	X	X	✓	➢ Combined Fund (composed of Acquiring Fund, MCR, and CIF) managed by MFS[1] ➢ MIN and MGF remain standalone funds managed by MFS
✓	X	✓	✓	➢ Combined Fund (composed of Acquiring Fund, MCR, MGF, and CIF) managed by MFS[1] ➢ MIN remains a standalone fund managed by MFS
✓	✓	X	✓	➢ Combined Fund (composed of Acquiring Fund, MCR, MIN, and CIF) managed by Aberdeen ➢ MGF remains a standalone fund managed by MFS

1  MFS may recommend an alternative to the MFS Board concerning the management of the Combined Fund.

B-1

Acquiring Fund Shareholders Approve Investment Advisory Agreement Appointing Aberdeen and Elect Aberdeen Board
Reorganization Approved by Shareholders (✓ = yes; X = no)				Outcome
MCR	MIN	MGF	CIF
X	✓	✓	✓	➢ Combined Fund (composed of Acquiring Fund, MIN, MGF, and CIF) managed by MFS[1] ➢ MCR remains a standalone fund managed by MFS
X	X	✓	✓	➢ Combined Fund (composed of Acquiring Fund, MGF, and CIF) managed by MFS[1] ➢ MCR and MIN remain standalone funds managed by MFS
X	X	X	✓	➢ Combined Fund (composed of Acquiring Fund and CIF) managed by MFS[1] ➢ MCR, MIN, and MGF remain standalone funds managed by MFS
X	X	✓	X	➢ Combined Fund (composed of Acquiring Fund and MGF) managed by MFS[1] ➢ MCR, MIN, and CIF remain standalone funds managed by MFS
X	✓	X	✓	➢ Combined Fund (composed of Acquiring Fund, MIN, and CIF) managed by MFS[1] ➢ MCR and MGF remain standalone funds managed by MFS
X	✓	X	X	➢ Combined Fund (composed of Acquiring Fund and MIN) managed by MFS[1] ➢ MCR, MGF, and CIF remain standalone funds managed by MFS
X	✓	✓	X	➢ Combined Fund (composed of Acquiring Fund, MIN, and MGF) managed by MFS[1] ➢ MCR and CIF remain standalone funds managed by MFS
X	X	X	X	➢ Acquiring Fund, MCR, MIN, MGF, and CXH remain standalone funds managed by MFS[1]

1  MFS may recommend an alternative to the MFS Board concerning the management of the Combined Fund.

B-2

The following table reflects outcomes that will result if the Acquiring Fund’s shareholders do not (i) approve the investment advisory agreement appointing Aberdeen as the Combined Fund’s investment adviser and/or do not (ii) elect the Aberdeen Board as the Combined Fund’s Board following the Reorganizations.

Acquiring Fund Shareholders Do Not Approve Investment Advisory Agreement Appointing Aberdeen and/or Do Not Elect Aberdeen Board
Reorganization Approved by Shareholders (✓ = yes; X = no)				Outcome
MCR	MIN	MGF	CIF
✓	✓	✓	✓	➢ Combined Fund (composed of Acquiring Fund, MCR, MIN, MGF, and CIF) managed by MFS
✓	X	X	X	➢ Combined Fund (composed of Acquiring Fund and MCR) managed by MFS ➢ MIN, MGF, and CIF remain standalone funds managed by MFS
✓	✓	X	X	➢ Combined Fund (composed of Acquiring Fund, MCR, and MIN) managed by MFS ➢ MGF and CIF remain standalone funds managed by MFS
✓	✓	✓	X	➢ Combined Fund (composed of Acquiring Fund, MCR, MIN, and MGF) managed by MFS ➢ CIF remains a standalone fund managed by MFS
✓	X	✓	X	➢ Combined Fund (composed of Acquiring Fund, MCR, and MGF) managed by MFS ➢ MIN and CIF remain standalone funds managed by MFS
✓	X	X	✓	➢ Combined Fund (composed of Acquiring Fund, MCR, and CIF) managed by MFS ➢ MIN and MGF remain standalone funds managed by MFS
✓	X	✓	✓	➢ Combined Fund (composed of Acquiring Fund, MCR, MGF, and CIF) managed by MFS ➢ MIN remains a standalone fund managed by MFS
✓	✓	X	✓	➢ Combined Fund (composed of Acquiring Fund, MCR, MIN, and CIF) managed by MFS ➢ MGF remains a standalone fund managed by MFS
X	✓	✓	✓	➢ Combined Fund (composed of Acquiring Fund, MIN, MGF, and CIF) managed by MFS ➢ MCR remains a standalone fund managed by MFS
X	X	✓	✓	➢ Combined Fund (composed of Acquiring Fund, MGF, and CIF) managed by MFS ➢ MCR and MIN remain standalone funds managed by MFS
X	X	X	✓	➢ Combined Fund (composed of Acquiring Fund and CIF) managed by MFS
B-3

Acquiring Fund Shareholders Do Not Approve Investment Advisory Agreement Appointing Aberdeen and/or Do Not Elect Aberdeen Board
Reorganization Approved by Shareholders (✓ = yes; X = no)				Outcome
MCR	MIN	MGF	CIF
➢ MCR, MIN, and MGF remain standalone fund managed by MFS
X	X	✓	X	➢ Combined Fund (composed of Acquiring Fund and MGF) managed by MFS ➢ MCR, MIN, and CIF remain standalone funds managed by MFS
X	✓	X	✓	➢ Combined Fund (composed of Acquiring Fund, MIN, and CIF) managed by MFS ➢ MCR and MGF remain standalone funds managed by MFS
X	✓	X	X	➢ Combined Fund (composed of Acquiring Fund and MIN) managed by MFS ➢ MCR, MGF, and CIF remain standalone funds managed by MFS
X	✓	✓	X	➢ Combined Fund (composed of Acquiring Fund, MIN, and MGF) managed by MFS ➢ MCR and CIF remain standalone funds managed by MFS
X	X	X	X	➢ Acquiring Fund, MCR, MIN, MGF, and CIF remain standalone funds managed by MFS
B-4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-848-3402 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	1234567891012

MFS Intermediate High Income Fund

111 Huntington Avenue

Boston, Massachusetts 02199

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2026

The signer of this proxy card hereby appoints Christopher R. Bohane, Tiffany Ko, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Joint Special Meeting of Shareholders of the above-referenced Trust (the “Meeting”), to be held on Wednesday, March 11, 2026 at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on December 11, 2025 will be entitled to vote at the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-848-3402. Representatives are available to assist you Monday - Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 11, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/MFS/docs/taxablefunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

MFS Intermediate High Income Fund

Authorized Signature(s) ─ This section must be completed for your vote to be counted. Sign and date in the space provided.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED WITH RESPECT TO A PROPORSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL, AS APPLICABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

Proposal		FOR	AGAINST	ABSTAIN
1	To approve an Agreement and Plan of Reorganization between MFS Intermediate High Income Fund (the “Target Fund”) and MFS Multimarket Income Trust (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of any fractional shares) in the form of a liquidating distribution, and the Target Fund will be liquidated, terminated, and dissolved in accordance with its Declaration of Trust and Massachusetts law.	○	○	○

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-848-3402 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	1234567891012

MFS Charter Income Trust

111 Huntington Avenue

Boston, Massachusetts 02199

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2026

The signer of this proxy card hereby appoints Christopher R. Bohane, Tiffany Ko, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Joint Special Meeting of Shareholders of the above-referenced Trust (the “Meeting”), to be held on Wednesday, March 11, 2026 at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on December 11, 2025 will be entitled to vote at the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-848-3402. Representatives are available to assist you Monday - Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 11, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/MFS/docs/taxablefunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

MFS Charter Income Trust

Authorized Signature(s) ─ This section must be completed for your vote to be counted. Sign and date in the space provided.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED WITH RESPECT TO A PROPORSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL, AS APPLICABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

Proposal		FOR	AGAINST	ABSTAIN
1	To approve an Agreement and Plan of Reorganization between MFS Charter Income Trust (the “Target Fund”) and MFS Multimarket Income Trust (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of any fractional shares) in the form of a liquidating distribution, and the Target Fund will be terminated in accordance with its Declaration of Trust and Massachusetts law.	○	○	○

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By PHONE when you dial toll-free 1-888- 227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-848-3402 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	1234567891012

MFS Government Markets Income Trust

111 Huntington Avenue

Boston, Massachusetts 02199

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2026

The signer of this proxy card hereby appoints Christopher R. Bohane, Tiffany Ko, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Joint Special Meeting of Shareholders of the above-referenced Trust (the “Meeting”), to be held on Wednesday, March 11, 2026 at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on December 11, 2025 will be entitled to vote at the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-848-3402. Representatives are available to assist you Monday - Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 11, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/MFS/docs/taxablefunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

MFS Government Markets Income Trust

Authorized Signature(s) ─ This section must be completed for your vote to be counted. Sign and date in the space provided.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED WITH RESPECT TO A PROPORSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL, AS APPLICABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

Proposal		FOR	AGAINST	ABSTAIN
1	To approve an Agreement and Plan of Reorganization between MFS Government Markets Income Trust (the “Target Fund”) and MFS Multimarket Income Trust (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of any fractional shares) in the form of a liquidating distribution, and the Target Fund will be liquidated, terminated, and dissolved in accordance with its Declaration of Trust and Massachusetts law.	○	○	○

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-848-3402 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	1234567891012

MFS Intermediate Income Trust

111 Huntington Avenue

Boston, Massachusetts 02199

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2026

The signer of this proxy card hereby appoints Christopher R. Bohane, Tiffany Ko, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Joint Special Meeting of Shareholders of the above-referenced Trust (the “Meeting”), to be held on Wednesday, March 11, 2026 at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on December 11, 2025 will be entitled to vote at the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-848-3402. Representatives are available to assist you Monday - Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 11, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/MFS/docs/taxablefunds.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

MFS Intermediate Income Trust

Authorized Signature(s) ─ This section must be completed for your vote to be counted. Sign and date in the space provided.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED WITH RESPECT TO A PROPORSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL, AS APPLICABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

Proposal		FOR	AGAINST	ABSTAIN
1	To approve an Agreement and Plan of Reorganization between MFS Intermediate Income Trust (the “Target Fund”) and MFS Multimarket Income Trust (the “Acquiring Fund”), pursuant to which the Target Fund would transfer substantially all of its assets to the Acquiring Fund, and the Acquiring Fund would assume all stated liabilities of the Target Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, which will be distributed by the Target Fund to the shareholders of the Target Fund (although cash may be distributed in lieu of any fractional shares) in the form of a liquidating distribution, and the Target Fund will be liquidated, terminated, and dissolved in accordance with its Declaration of Trust and Massachusetts law.	○	○	○

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

MFS INTERMEDIATE HIGH INCOME FUND

MFS CHARTER INCOME TRUST

MFS GOVERNMENT MARKETS INCOME TRUST

AND

MFS INTERMEDIATE INCOME TRUST

WITH AND INTO

MFS MULTIMARKET INCOME TRUST

January XX, 2026

This Statement of Additional Information (“SAI”) is available to shareholders of MFS Multimarket Income Trust (the “Fund”) and MFS Intermediate High Income Fund (“CIF”), MFS Charter Income Trust (“MCR”), MFS Government Markets Income Trust (“MGF”), and MFS Intermediate Income Trust (“MIN” and collectively with CIF, MCR, and MGF, the “Target Funds”, and each, a “Target Fund”) in connection with the proposed reorganization of each Target Fund into the Fund (each a “Reorganization”, and collectively the “Reorganizations”). Each Reorganization would, if approved, be carried out pursuant to a separate Agreement and Plan of Reorganization, each of which will be in substantially the same form (the “Reorganization Agreement”). The Reorganization Agreement provides for: (1) the transfer of all of the assets of the Target Fund to the Fund, in exchange solely for the Acquiring Fund Shares (as this term is defined in the Joint Proxy Statement/Prospectus (as defined below)) (although cash may be distributed in lieu of fractional shares); (2) the assumption by the Fund of all liabilities of the Target Fund; (3) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund; and (4) the subsequent termination, dissolution and complete liquidation of the Target Fund. The Fund as it would exist after the Reorganizations is referred to as the “Combined Fund.”

On December 10, 2025, Massachusetts Financial Services Company (“MFS”), abrdn Inc. (“Aberdeen”) and, for purposes specified therein, Aberdeen Group plc, entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Aberdeen will acquire certain assets related to MFS’ business of providing investment management services (the “Business”) if the Reorganizations are approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, MFS has agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction (as defined below) and subject to certain exceptions, (i) all right, title, and interest of MFS in and to the books and records relating to the Business of the Acquiring Fund; and (ii) the goodwill of the Business (the “Transaction”).

The Fund and Target Funds are not parties to the Purchase Agreement; however, the consummation of the Transaction is subject to certain conditions, including, but not limited to, approval by shareholders of the Acquiring Fund of (i) the issuance of common shares of the Acquiring Fund in connection with the Reorganizations, (ii) a new investment management agreement between the Acquiring Fund and Aberdeen, and (iii) a new board of trustees (the “Aberdeen Board,” as defined below), each such proposal as described in a separate proxy statement (the “Acquiring Fund Proposals”). If Target Fund shareholders approve some or all Reorganizations and Acquiring Fund shareholders approve the Acquiring Fund Proposals, Aberdeen will serve as the Fund’s investment adviser, and the Aberdeen Board will oversee the Fund. It is possible that certain Reorganizations and the Transaction may proceed even if shareholders of certain Target Funds do not approve the Reorganization for their respective Target Fund. However, if shareholders of certain of the Target Funds do not approve the Reorganizations and if other conditions in the Purchase Agreement are not satisfied or waived, then the Transaction will not be completed.

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated January [ ], 2026, and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganizations (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 848 -3402 or from https://vote.proxyonline.com/MFS/docs/taxablefunds.pdf .. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

TABLE OF CONTENTS:

GENERAL INFORMATION

The Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Fund is classified as a “diversified fund” under the 1940 Act.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and investment policies of the Fund are described in the Joint Proxy Statement/Prospectus. Additional information concerning the characteristics of the Fund’s investments, strategies and risks is set forth below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Joint Proxy Statement/Prospectus or by the 1940 Act or other applicable law, the Fund may engage in each of the practices described below. However, the Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. The investment policies described below, except as otherwise noted, are not fundamental policies and may be changed by the Fund’s Board of Trustees (each, a “Board” or collectively, the “Boards”) without the approval of shareholders. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Below Investment Grade Quality Debt Instruments. Below investment grade quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and will involve greater risk of principal and income, including the possibility of default or bankruptcy of the issuers of such instruments, and may involve greater volatility of prices, especially during periods of economic uncertainty or change, than higher quality debt instruments. These below investment grade quality debt instruments generally tend to reflect economic changes and the outlook for economic growth, short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates, although these below investment grade quality debt instruments are also affected by changes in interest rates. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these below investment grade quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these below investment grade quality debt instruments may be affected by the market’s perception of their credit quality.

These risks are especially acute for distressed instruments, which are securities of issuers in extremely weak financial condition or perceived to have a deteriorating financial condition that will materially affect their ability to meet their financial obligations. Issuers of such instruments are generally experiencing financial or operating difficulties, have substantial capital needs or negative net worth, face special competitive or product obsolescence problems, or may be involved in various stages of bankruptcy, restructuring, or liquidation.

Instruments in the lowest tier of investment grade debt instruments have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments and involve the risks described above to a greater degree than in the case of higher grade securities.

Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the 1940 Act (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. Notwithstanding the foregoing, pursuant to Rule 18f-4 under the 1940 Act, the Fund has the option to treat all reverse repurchase agreements and similar financing transactions as “derivatives transactions” as opposed to including such transactions in the Fund’s asset coverage ratio for borrowings. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are

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outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Business Continuity. MFS has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting MFS, its affiliates, or the Fund. While MFS believes that the Program is comprehensive and should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, MFS, its affiliates, and any vendors used by MFS, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, natural disasters, outbreaks of pandemic or epidemic diseases, acts of governments, any act of declared or undeclared war (including acts of terrorism), power shortages or failures, utility or communication failure or delays (including disruptions to broadband and Internet services), labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. These circumstances, including systems failures and malfunctions, could cause disruptions and negatively impact the Fund’s service providers and the Fund’s business operations, potentially including an inability to process Fund shareholder transactions, an inability to calculate the Fund’s net asset value and price the Fund’s investments, and impediments to trading portfolio securities. Disruptions to business operations may exist or persist even if employees of MFS, its affiliates, and any vendors used by MFS, its affiliates, or the Fund are able to work remotely. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with MFS and other service providers.

Cash Management. A Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds. Generally, these securities offer less potential for gains than other types of securities. In addition, the Fund will be subject to the risks of investments in cash equivalents, including liquidity risks that may delay the Fund from accessing its cash. The Fund normally invests uninvested cash balances in a money market fund advised by MFS. This money market fund does not pay a management fee but does incur investment and operating costs.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are types of securitized instruments and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund. A CBO is ordinarily issued by a trust or other special purpose entity and is typically collateralized by a diversified pool of debt instruments, including below investment grade quality debt instruments, held by such issuer. A CLO is ordinarily issued by a trust or other special purpose entity and is typically collateralized by a pool of loans, including domestic and non-senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade quality, held by such issuer. CDOs may be less liquid than other types of securities.

For CDOs, the cash flows are generally split into two or more portions, called tranches, varying in risk and yield. The riskiest tranche bears the first loss from defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default (though such protection is not complete). The risks of an investment in a CDO depend largely on the type of the underlying collateral and the tranche of the CDO in which a Fund invests. Since it is partially protected from defaults, a senior tranche from a CDO may have a higher rating and lower yields than its underlying collateral.

In addition to the risks associated with debt instruments and securitized instruments, CDOs carry additional risks including, (i) the possibility that distributions from underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the underlying collateral may decline in value or default; (iii) the risk that the Fund may invest in CDOs that are subordinate to other tranches; and (iv) the complex structure of the instrument may produce disputes with the issuer or unexpected investment results.

Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments

2

in CDOs, CLOs, or other types of structured securities may be covenant-lite loans, which impose fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms that allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain quantitative criteria related to the borrower’s financial condition are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions, in each case generally subject to certain exceptions, which exceptions may be broader or more extensive in covenant-lite loans relative to certain other types of loans. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more traditional covenants.

Commodity Pool Operator Regulation. A notice has been filed by MFS with the National Futures Association (NFA) claiming an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to the Fund’s operation. As a result, as of the date of this SAI, MFS, as adviser to the Fund, is not currently subject to registration or regulation as a CPO with respect to the Fund. However, if in the future MFS, with respect to a Fund, is no longer eligible for this exclusion, the notice claiming exclusion from the definition of a CPO would be withdrawn, and MFS, as adviser to such Fund, would be subject to regulation as a CPO with respect to such Fund.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured securities, securities of other investment companies, grantor trusts, commodity-linked notes, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by factors such as changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates, currency fluctuations, population growth or decline and changing demographics, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, insufficient storage capacity, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, war, policies of commodity cartels, and international market, economic, industry, political, environmental, public health, and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. Commodities may be subject to the risk of theft, spoilage, destruction, delivery disruption and similar risks. In addition, storage, insurance and other costs associated with holding commodities will affect the value of commodity-linked investments. The value of commodity-related investments can be more volatile than the value of traditional securities. In addition, a highly liquid market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas, and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Contingent Value Rights. A Fund may hold contingent value rights (“CVRs”). A CVR gives the holder the

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right to receive an amount, which may be a fixed amount or a variable amount determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or does not occur) during the term of the CVR. CVRs are often subject to an expiration date. CVRs may be awarded to investors in the context of a corporate acquisition or major restructuring, such as a reorganization pursuant to Chapter 11 of the United States Bankruptcy Code or other bankruptcy reorganization. For example, investors in an acquired or reorganized company may receive CVRs that enable the investor to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of a future sale or liquidation event involving the company by a specified date. CVRs generally do not entitle a holder to dividends or voting rights with respect to the underlying company and do not represent any rights in the assets of the issuing company. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present liquidity risk, as they may not be registered under the federal securities laws or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires subjective modeling and judgment, which increases the risk of mispricing or improper valuation.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. A convertible security provides holders, through its conversion feature, an opportunity to participate in increases in the market price of their underlying securities. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, a convertible security generally sells at a price above its “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of a convertible security will vary over time generally depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stock declines in value, a convertible security will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. In general, a convertible security performs more like a stock when the conversion value exceeds the value of the convertible security without the conversion feature and more like a debt instrument when its conversion value is less than the value of the convertible security without the conversion feature. However, a security that is convertible other than at the option of the holder generally does not limit the potential for loss to the same extent as a security convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible security may also be expected to increase. At the same time, however, the difference between the market value of a convertible security and its conversion value will narrow, which means that the value of a convertible security will generally not increase to the same extent as the value of the underlying common stock. Because a convertible security may also be interest rate-sensitive, its value may increase as interest rates fall and decrease as interest rates rise. A convertible security is also subject to credit risk, and is often a lower-quality security.

A contingent convertible or contingent capital security is a type of hybrid security that is intended to either convert into an equity security or have its principal written down or written off upon the occurrence of certain trigger events. An automatic write down, write off, or conversion event will typically be triggered by a reduction in the issuer’s capital level or an action by the issuer’s regulator, but may also be triggered by other factors. Due to the contingent write down, write off, or conversion feature, a contingent convertible security may have a greater risk of principal loss than other securities in times of financial stress. If the trigger level is breached, the value of the contingent convertible security may decrease to zero with no opportunity for an increase in value even if the issuer continues to operate.

Counterparties and Third Parties: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third

4

party’s ability or willingness to perform in accordance with the terms of the transaction. In addition, fund assets held by a custodian or other third party are subject to the credit risk of the custodian or other third party, and to the custodian’s or third party’s ability or willingness to perform in accordance with the terms of the arrangement. If such a counterparty, custodian, or other third party becomes insolvent or declares bankruptcy, the fund may be limited in its ability to exercise rights to obtain the return of fund assets or in exercising other rights against the counterparty or third party. In addition, bankruptcy and liquidation proceedings take time to resolve, which can limit or preclude a fund’s ability to exercise its rights, including terminating an arrangement or transaction or obtaining fund assets in a timely manner. Counterparties and third parties located outside the United States may involve greater risk of loss or delay in the event of insolvency or bankruptcy. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) a third party has identified that country as an issuer’s “country of risk”; (e) the issuer is included in an index which is representative of that country; (f) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (g) the issuer has 50% or more of its assets in that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.

Cybersecurity. The Fund does not directly have any operational or security systems or infrastructure that are potentially subject to cybersecurity risks, but the Fund is exposed through its service providers (including, but not limited to, MFS, MFD, the custodian, the auditor, MFSC, financial intermediaries, and subadvisor (if applicable)), to cybersecurity risks. With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the Fund and its shareholders. Cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through system-wide “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cybersecurity failures or breaches resulting from the Fund’s service providers or the issuers of securities in which the Fund invests could negatively impact the value of the Fund’s investments and cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, the inability to calculate the Fund’s net asset value, impediments to trading, destruction to equipment and systems, interference with quantitative models, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, and other parties. The Fund may incur incremental costs to prevent or reduce the impact of cyber incidents in the future which could negatively impact the Fund and its shareholders. Because technology is frequently changing, new ways to carry out cybersecurity attacks continue to develop. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the Fund and its service providers to plan for or respond to a cybersecurity attack. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.

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While MFS has established information security plans, business continuity plans and risk management systems that it believes are reasonably designed to prevent or reduce the impact of such cyberattacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been (or cannot be) adequately identified. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by service providers, or by issuers in which the Fund invests, and such service providers may have limited indemnification obligations to MFS or the Fund, each of whom could be negatively impacted as a result.

Debt Instruments. Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. In addition, because yields vary over time, no specific level of income can ever be assured. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate; i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower. The price of a debt instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. To the extent the Fund invests in fixed-rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s net asset value, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument trading at a negative interest rate is expected to produce a negative return if held to maturity. Debt markets, including fixed-income markets, can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural and environmental disasters such as earthquakes, fires, floods, hurricanes, tsunamis and other weather-related phenomena; outbreaks of pandemic and epidemic diseases; terrorist attacks; war or military confrontations; and other geopolitical changes or events (and their aftermath) can have a dramatic adverse effect on debt markets, including fixed-income markets, and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures. Debt markets, including fixed-income markets, may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

A widespread health crisis such as a global pandemic could cause substantial market volatility and have long-

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term effects on the United States and world economies and markets generally. For example, the novel coronavirus (COVID-19) pandemic resulted in significant disruptions to global business activity, including closed international borders, quarantines and travel restrictions, disruptions to business operations and supply chains, and lower consumer demand and economic output. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic. Epidemics and pandemics that may arise in the future could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general in significant and unforeseen ways. A health crisis may also exacerbate other pre-existing political, social and economic risks. Any such impacts could adversely affect the prices and liquidity of the Fund’s investments and the Fund’s performance.

The London Interbank Offered Rate (LIBOR) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) have historically been tied to LIBOR, and the Fund may have maintained investments and entered into transactions utilizing a LIBOR-based reference rate. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to replacement reference rates continues. The transition away from LIBOR to the use of replacement rates has generally not been disruptive but the full impact of the transition on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined.

SOFR is an index rate calculated based on short-term repurchase agreements backed by U.S. Treasury Instruments. While LIBOR was an unsecured rate, SOFR is a secured rate. There can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events. There can be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Fund. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked floating rate instruments and the trading prices of such instruments. Additionally, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates. Although occasional, increased daily volatility in SOFR would not necessarily lead to more volatile interest payments, the return on and value of SOFR-linked floating rate instruments may fluctuate more than floating rate instruments that are linked to less volatile rates.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

See APPENDIX B for a description of ratings.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying

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securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the United States. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. Depositary receipts denominated in a currency other than the currency of the underlying securities subjects the investors to the currency risk of the depositary receipt and the underlying securities.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Investments in non-U.S. issuers through ADRs, EDRs, GDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives. While the Fund may use derivatives for any investment purpose, the Fund expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives involve a counterparty to the transaction and are subject to the credit risk of the counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the derivative. Derivatives include futures, forward contracts, options, inverse floating rate instruments, swaps, and certain complex structured securities. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Certain derivatives transactions, including futures, options on futures, and certain swaps, are required to be (or are capable of being) centrally cleared. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in relatively few clearinghouses and clearing members. It is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member

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from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. The clearing member is required to transfer to the clearinghouse the amount of margin required by the clearinghouse for cleared derivatives, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. In respect of cleared swaps (but not futures or options on futures), regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearinghouse will use the assets attributable to it in the clearinghouse’s omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearinghouse. Clearinghouses (and in many cases clearing members) have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, does not maintain accurate records, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Legislation and regulation of derivatives in the United States and other jurisdictions, including margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

For example, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, in the event of an insolvency of its counterparties (or their affiliates) could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to conduct a resolution of a financial institution that is in danger of default. With respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated or converted to equity (sometimes referred to as a “bail in”).

Derivatives Transactions Subject to Rule 18f-4. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund, such as short sale borrowings and reverse repurchase agreements or similar financing transactions, and certain transactions entered into on a when-issued, delayed delivery or forward commitment basis (for purposes of this section, “Derivatives Transactions”). Unless the Fund qualifies as a “limited derivatives user” as defined under Rule 18f-4 (a “Limited Derivatives User”), the Fund will (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits; and (iv) comply with certain Board reporting and recordkeeping requirements. (VaR is an estimate of an instrument’s or portfolio’s potential losses, expressed as a percentage of the value of a portfolio’s assets or fund’s net assets, over a given time horizon and at a specified confidence level.)

If a Fund qualifies as a Limited Derivatives User, it is excepted under Rule 18f-4 from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements. Rather, a Fund that qualifies as a Limited Derivatives User will maintain policies and procedures reasonably designed to manage its derivatives risks and will be subject to risk limits and guidelines as well as certain reporting requirements with respect to its execution of Derivatives Transactions in accordance with Rule 18f-4.

Pursuant to Rule 18f-4, when the Fund enters into reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio under Section 18 of the 1940 Act or (ii) treat all such transactions as Derivatives Transactions.

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The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Emerging Market Countries. Emerging market countries include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s designation by the International Monetary Fund as an emerging market, the country’s inclusion in an emerging market or frontier emerging market index, and other factors that demonstrate that the country’s financial and capital markets are in the development phase. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe.

Investments tied economically to emerging market countries may be more volatile than investments in countries with more developed markets. The risk of expropriation, confiscatory taxation, nationalization and social, political, and economic instability, greater susceptibility to environmental problems, greater government involvement in the economy, inflation or deflation, currency devaluations, currency exchange rate fluctuations, war, and terrorism may be greater in emerging market countries than countries in developed markets. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemic, epidemic, or contagious diseases from time to time. The economies of emerging market countries may be based on only a few industries, may be vulnerable to changes in trade conditions, and may have large debt burdens and higher inflation rates.

A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Further, some securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current law. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries and may be subject to currency exchange control restrictions. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Generally accepted accounting, auditing, and financial reporting practices and standards in emerging market countries may vary from country to country and may be significantly different from those countries in developed markets. There may be less publicly available information about issuers and certain financial instruments, and currency hedging may be unavailable. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The financial information and disclosure made by such issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities since such companies are generally not subject to the same regulatory, accounting, auditing or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the PCAOB, which regulates auditors of U.S. public companies, may not be able to inspect audit work papers in certain emerging market countries. Many emerging market countries have less government supervision, regulation, and enforcement of the securities markets and participants in those markets.

Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors.

The securities markets of emerging market countries may have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries. In addition, securities markets of emerging market countries may be subject to potential market closures due to market, economic, political, regulatory, geopolitical, environmental, public

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health, or other conditions.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed countries because brokers and counterparties in such countries may be less well-capitalized and custody and registration of assets in some countries may be unreliable.

Emerging market country debt is subject to high risk and may not be rated for creditworthiness by any internationally recognized credit rating organization. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. If a government obligor defaults on its obligation, an investor may have limited resources and may not be able to enforce a judgment against a foreign government.

A sub-set of emerging market countries are considered to have frontier markets. Frontier market countries generally have smaller, less diverse economies and less mature capital markets than larger emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

Certain trading structures or protocols in some emerging markets involve the risks described above to a greater degree than in developed markets or even in other emerging markets. The Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) or debt securities traded on the China Interbank Bond Market (“CIBM Bonds” and with “China A-Shares, “China Connect Securities”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in People’s Republic of China (PRC) exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai and Shenzhen-Hong Kong Stock Connect (collectively, “Stock Connect”) and the China Bond Connect (the “Bond Connect”). Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If the Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

There are significant risks inherent in investing in China Connect Securities through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Fund’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China Connect Securities transactions to heightened risks. China Connect program restrictions could also limit the ability of a Fund to sell its China Connect Securities in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Fund may not be able to dispose of its China Connect Securities when it wants to in a timely manner, which could adversely affect the Fund’s performance. Additionally, certain China Connect programs are subject to daily quota limitations on purchases of certain China Connect Securities (such as China A-Shares). Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares or other China Connect Securities through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect the Fund’s ability to remove money out of China and use it for other purposes, including to meet redemptions.

China Connect Securities purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, the Fund’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Fund’s Hong Kong sub-custodian, and may not be clearly

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designated as belonging to the Fund. The precise nature and rights of a Fund as the beneficial owner of China Connect Securities through the Nominee is not well defined under PRC law and it is not yet clear how such rights will be recognized or enforced under PRC law. The use of the nominee system also exposes the Fund to the credit risk of the depository intermediaries, and to greater risk of expropriation. Different fees, costs, and taxes are imposed on foreign investors acquiring China Connect Securities acquired through China Connect programs, and these fees, costs, and taxes may be higher than comparable fees, costs, and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that has intensified since 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact a Fund investing through China Connect programs.

CIBM Bonds may also be purchased through the CIBM Direct Access Program, which is also relatively new. The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through a settlement agent located in China, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agent. Many of the same risks that apply to investments in the PRC through China Connect programs also apply to investments through the CIBM Direct Access Program.

Certain securities issuers, including issuers in certain emerging market countries, may use a structure known as a variable interest entity. A Fund’s investment in such an issuer may pose additional risks because the Fund’s investment is made through a holding company whose interests in the underlying business are established through contracts rather than through equity ownership. Certain Chinese companies have used variable interest entities as a means to circumvent Chinese restrictions on foreign ownership of securities in certain sectors. In such cases, the operating company is generally owned by Chinese nationals and an offshore holding company indirectly holds certain contractual rights relating to the operating company, including a contractual claim on the operating company’s profits. Shares of the offshore holding company, in turn, are traded on exchanges outside of China and are available to non-Chinese investors such as the Fund. While the application of the variable interest entity structure is a longstanding industry practice in China, the Chinese government has never approved these structures. There is a risk that the Chinese government may cease to tolerate such variable interest entity structure at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers, which could lead to significant losses with little or no recourse available. Further, in case of dispute (for example, with the Chinese owners of the operating company), the holding company’s contractual claims with respect to the operating company may be deemed unenforceable in China, thus limiting the remedies and rights of investors such as the Fund. Such legal uncertainty may be exploited against the interests of the investors in the related holding company. Further, this application of the variable interest entity structure generally restricts the Fund’s ability to influence the operating company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from operating company earnings. Foreign companies listed on stock exchanges in the United States, including companies using the variable interest entity structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the PCAOB, or other United States regulators. In addition, legislation passed in the U.S. could cause securities of a foreign issuer, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the issuer does not allow the U.S. government to inspect or investigate the auditing of its financial information. Although the requirements of this legislation apply to securities of all foreign issuers, the U.S. government has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets,

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and individual securities may be severely affected both regionally and globally, and the value of a Fund’s assets may go down.

These and other risks may exist to varying degrees in connection with investments through other trading structures, protocols and platforms in emerging markets.

Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depositary receipts for such securities, equity interests in REITs, securities of investment companies, and other similar interests in an issuer. The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or segment of an equity market. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures. Equity markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

A widespread health crisis such as a global pandemic could cause substantial market volatility and have long-term effects on the United States and world economies and markets generally. For example, the COVID-19 pandemic resulted in significant disruptions to global business activity, including closed international borders, quarantines and travel restrictions, disruptions to business operations and supply chains, and lower consumer demand and economic output. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic. Epidemics and pandemics that may arise in the future could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general in significant and unforeseen ways. A health crisis may also exacerbate other pre-existing political, social and economic risks. Any such impacts could adversely affect the prices and liquidity of the Fund’s investments and the Fund’s performance.

Financial Services Exposure Risk. Events that affect the financial services sector may have a significant adverse effect on the Fund. Issuers and/or counterparties in a single industry or related industries can react similarly to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Issuers and/or counterparties in the financial services sector are subject to many risks, including adverse government regulation, decreased availability and increased cost of capital, and changes in interest and/or default rates. In the event of the shutdown of certain financial institutions and disruption in the financial services sector, there can be no certainty that the actions taken by governments will be effective in mitigating the effects of financial institution failures on the economy and/or restoring public confidence in the banking financial institutions and the U.S. and global financial systems.

Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of

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circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, foreign securities may be denominated in foreign currencies and currencies may be purchased directly. Accordingly, changes in the values of those currencies may have a positive or negative effect on the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, tariffs, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar. In addition, certain foreign countries may restrict the free conversion of their currencies into other currencies and certain foreign currencies may not trade outside their local country.

Although foreign currency dealers generally do not charge a fee for foreign currency transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer.

Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date. Foreign currency transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date are referred to as deliverable forwards. Depending on time to settlement and certain other characteristics, certain deliverable forwards can be referred to as “spot” foreign currency transactions. Foreign currency transactions that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and current rate at settlement based upon an agreed upon notional amount are referred to as non-deliverable forwards. Depending on whether a foreign currency transaction is deemed to be a spot, a deliverable forward or a non-deliverable forward in a particular jurisdiction, the transaction may be subject to no or different regulatory requirements, including but not limited to reporting, margin, clearing and exchange trading or trading on other public facilities. Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the Fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, certain foreign currency transactions may be required to be subject to initial as well as variation margin requirements. Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a foreign currency transaction for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Foreign currency transactions to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

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Foreign currency transactions can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Foreign currency transactions can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets. Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies may involve significant risks. Foreign investments involve risks relating to local political, economic, regulatory, or social developments, military action or unrest, adverse diplomatic developments, or government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), and may be affected by actions of U.S. and foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, imposition of tariffs or other economic and trade sanctions, embargoes, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, entering or exiting trade or other intergovernmental agreements, or other government action, intervention, or restriction. Economic or other sanctions imposed on a foreign country or issuer by the United States, or on the United States or issuers by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign security. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign markets, while growing in volume and sophistication, may not be as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign trading, settlement and custodial practices (including those involving settlement where Fund assets may be released prior to receipt of payment) may be less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by,

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a foreign broker/dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding or other taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. Some countries limit the ability to profit from short-term trading (as defined in that country).

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers may not be bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and obtain information regarding corporate actions on a timely basis. Legislation passed in the United States effectively prohibits securities of foreign issuers (including those based in China) from being listed on a U.S. securities exchange or traded in the United States over-the-counter market if, because of a position taken by an authority in a foreign jurisdiction, the PCAOB is unable to inspect or investigate the issuer’s audit work papers over a certain period of time. To the extent a Fund invests in the securities of an impacted issuer, delisting or other prohibitions on trading in the securities of the issuer could impair the Fund’s ability to transact in such securities and significantly impact a security’s liquidity and market price (and thus the Fund’s net asset value). The Fund would also need to seek other markets in which to transact in such securities, which could increase the Fund’s trading costs.

Foreign securities may trade on markets that are closed when the U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available. In general, there may be less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries. Investors in foreign countries may have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other U.S. authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Some foreign investments impose restrictions on transfer within the United States or to U.S. persons. Although investments subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign investments that are not subject to such restrictions.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund’s non-U.S. portfolio securities, no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Global economies and financial markets are interconnected, and conditions in one country, region, or market could adversely impact economic conditions, market conditions, and issuers in other countries, regions, or markets. However, the interconnectedness of economies and/or markets may be diminishing, which may also result in widespread adverse economic impacts that cannot be foreseen at this time. For example, a member state’s decision to leave the European Monetary Union and/or the European Union, or any increased uncertainty as to the status of such entities, could have significant adverse effects on global currency and financial markets, and on the values of the Fund’s investments. On January 31, 2020, the United Kingdom officially withdrew from the European Union (commonly known as “Brexit”). The United Kingdom and European Union reached a preliminary trade agreement, which became effective on January 1, 2021, regarding the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. Due to uncertainty of the current political environment, it is not possible to foresee the form or nature of the future trading relationship between the United Kingdom and the European Union. The longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union remains unclear and the ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets may continue for some time.

Any further exits from the European Union, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties. Among other things, a member state’s decision to leave the European Union or abandon the euro could result in increased market

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volatility and illiquidity; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded, or listed within the European Union, the United Kingdom, or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and legal and regulatory regimes to which Fund investments are or become subject. Additionally, certain European countries have developed increasingly strained relationships with the U.S., which could adversely affect European issuers that rely on the U.S. for trade. The national politics of certain countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Unanticipated political or social developments may result in sudden and significant investment losses to the Fund. The occurrence of terrorist incidents or war in the European region also could negatively impact financial markets. The impact of these events could be significant and could adversely affect the value and liquidity of the Fund investments.

In 2025, a change in the U.S. presidential administration has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, the relative strength of the U.S. dollar, inflation, and the securities markets generally. Some countries, including the United States, have adopted more protectionist trade policies. The rise in protectionist trade policies, slowing economic growth, changes to some major international trade agreements, risks associated with trade agreements between the United States and the European Union, and the risks associated with trade negotiations between the United States and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Russia’s military action in Ukraine has, and may continue to have, adverse effects on the regional and the global financial markets and economies. In addition, sanctions imposed on Russia, Russian individuals, including politicians, and Russian corporate and banking entities by the United States and other countries, and any sanctions imposed in the future, may have a significant adverse impact on the Russian economy and related markets. Such actions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and could impair the Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, securities market trading halts related to the conflict could adversely impact the value and liquidity of the Fund’s holdings and could impair the Fund’s ability to transact in and/or value portfolio securities. Additionally, Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. The ramifications of the ongoing conflict and related sanctions may negatively impact other regional and global financial markets (including in Europe, Asia, and the United States), companies in other countries (including those that have done business in Russia), various sectors, industries and markets for securities and commodities, such as oil and natural gas, and global supply chains, food supplies, inflation and global growth.

Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

The price and liquidity of the Fund’s investments may fluctuate widely as a result of these and other geopolitical conflicts and related events. The extent and duration of any military conflict or future escalation of such hostilities (including cyberattacks), the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related or similar future events could have a significant adverse impact on Fund performance and the value of an investment in the Fund.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. Futures on indexes and futures not calling for physical delivery of the underlying indicator will be settled through cash payments rather than through delivery of the underlying indicator.

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If a fund is the purchaser or seller of a futures contract, the fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into. Initial margin is typically calculated as a percentage of the contract’s notional amount. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be increased by the FCM or the exchange during the term of the contract. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.

The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor, and with respect to certain futures contracts, futures positions may theoretically result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments equal to the daily change in value of the futures contract. In addition, on the settlement date, an investor in physically settled futures may be required to make delivery of the indicators underlying the futures positions it holds.

Futures can be sold until their last trading dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of the Fund. In addition, the Fund’s FCM may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objectives.

The CFTC, and certain foreign regulators, and many exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits,” on the maximum speculative positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions held by different clients managed by MFS and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the performance of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Futures are subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Foreign futures contracts may not be subject to the same level of regulation as U.S. futures contracts, and

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foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S. traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, clearing member, clearing house, or other party that may owe margin to a fund.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures, options, and swaps by and to U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to

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Fund investors or adversely affect the real value of shareholders’ investments in the Fund. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates. In periods of rising interest rates, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a Consumer Price Index swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. Deflation adjustments offset taxable ordinary income to the extent that they do not exceed all current and prior income inclusions. However, if deflation adjustments were to exceed all current and prior income inclusions, any remaining excess would be carried forward to offset future income inclusions in subsequent years. Any excess deflation adjustment remaining at disposition or maturity would reduce capital gain or increase capital loss.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter. Any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending MFS Fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing MFS Fund. A borrowing MFS Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed. Any delay in repayment of an interfund borrowing to a lending MFS Fund could result in lost investment opportunities or borrowing costs.

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Lending. The Fund may not lend any loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Leveraging. Certain transactions and investment strategies, including when-issued, delayed delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Fund. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions, including trading halts, sanctions, or wars. Investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment may also adversely affect liquidity. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and not possible to sell these investments and the Fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet cash needs.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

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If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Historically, loans normally have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans may also not be considered “securities,” and purchasers may not be entitled to rely on the anti-fraud and other protections of the federal securities laws.

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate

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loans available for purchase may be of lower quality or may have higher prices.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (MNPI) about the issuers of bank loans being considered for acquisition by the Fund or held by the Fund. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the prices the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held by the Fund. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Master Limited Partnerships. Master limited partnerships are limited partnerships in which ownership interests are publicly traded. Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments. Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industry in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as U.S. Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

During the market volatility caused by the COVID-19 pandemic, many money market instruments that were thought to be highly liquid became illiquid and lost value. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions with respect to the financial markets generally and money market instruments in particular. While these actions have stabilized the markets for these instruments, there can be no assurances that those actions will continue or continue to be effective. If the Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. In addition, tax or other regulatory changes may adversely affect the mortgage-backed securities market as a whole. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Investments in mortgage-backed securities are impacted by the industry, sector, and

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geographic region of the underlying mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of FNMA and FHLMC mortgage-backed securities. In June 2019, FNMA and FHLMC started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Private mortgage-backed securities represent interest in pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or the location and age of other underlying obligations, regulatory requirements, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed

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securities, and securitized instruments. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes drastically, with respect to securitizations involving mortgage loans. Mortgage-backed securities are subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. There are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by residential or commercial loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” The CMO structure enables the issuer to direct the principal and interest cash flow generated by the collateral of the different tranches in a prescribed manner in order to meet different investment objectives. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the Prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the Prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. Other structures include floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and prices of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities. The value of CMOs collateralized by commercial mortgages or commercial mortgage pass-through securities depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of

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mortgage-backed securities. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, which is more likely to occur in a declining interest rate environment, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing. If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt obligations or other instruments or participations therein issued by or on behalf of (or that are otherwise treated for U.S. federal tax purposes as issued by or an obligation of) states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from U.S. federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become subject to U.S. federal income tax, possibly retroactively to the date the municipal instrument was issued. As a result, an investor may need to amend prior year income tax returns. Certain types of structured securities are designed so that tax-exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

From time to time, proposals have been introduced before Congress and state legislatures to restrict or eliminate the U.S. federal and state income tax exemption for interest on municipal instruments. Similar proposals may be introduced in the future. Such legislation or court or tax rulings that eliminate or cap the federal and/or state deduction of interest from municipal instruments could adversely affect the price of municipal instruments and the interest paid by the municipal instruments, and may restrict or eliminate the ability of the Fund to achieve its respective investment objective. Federal policies are always a risk to the states and may affect municipal instruments. Federal elections, including presidential elections, may raise additional uncertainty and election results may result in changes

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in taxation, regulatory shifts, and/or funding allocations that could impact a state’s revenue streams, property values, and migration patterns.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, or political or economic developments in the region where the instrument is issued. Municipal instruments generally trade in the over-the-counter market. Information about the financial condition of an issuer of municipal bonds may not be as extensive or frequently available as that which is made available by corporations whose securities are publicly traded.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, territories, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the specific revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Specific revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal bond insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal bond insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal bond insurance policy is dependent on the credit quality and financial strength of the company providing such insurance and its ability to fulfill its claims-paying obligations. As a result of ratings downgrades and withdrawals from the municipal bond insurance business, some municipal bond insurance policies may have little or no value.

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Municipal bonds may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of borrowers in a state, U.S. territory, or possession. Certain adverse events may significantly stress the financial resources of certain municipal issuers, in some cases weakening their ability to meet their financial obligations and harming the value of the Fund’s investments. Factors contributing to the economic stress on municipal issuers may include a decrease in revenues supporting the bonds due to factors such as lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and a decrease in the value of collateral backing the revenue bonds issued by hospitals, colleges and universities, toll roads, convention centers, stadiums, casinos, and others due to closures and/or curtailment of services and/or changes in consumer behavior. Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, if a municipality experiences significant financial distress, depending on applicable law, it may become subject to emergency oversight, and in some jurisdictions may be eligible to file a petition for relief under Chapter 9 of the U.S. Bankruptcy Code. As a result of these actions, a distressed municipality may be entitled to certain protections from the enforcement of rights and remedies by creditors in order to permit the municipality to negotiate and execute a plan for the reorganization of its debts. Such a reorganization of debts may include the extension of debt maturities, reduction in the amount of principal and interest due thereon, alterations to contractual provisions and other measures which may significantly affect the value of the securities issued by the municipality and the value of the Fund’s investments therein.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding or to fund construction and other projects which benefit the educational institution are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Charter schools are subject to the additional risk that the contract (or charter) may be revoked for failure to meet academic or fiscal management standards, safety or health-related issues, or other reasons. Student loan revenue bonds are typically offered by state (or substate) entities and are primarily backed by pools of private student loans. Underlying student loans are generally unsecured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, unemployment rates, the trust’s overall ability to generate excess spread, and loan modifications. Since bonds are issued prior to the origination of student loans, there is risk that bond proceeds are not fully disbursed to students, in which case the issuer has the option to retire bonds prior to the stated maturity or call date. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, bankruptcy protection for student loan borrowers, and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry is highly regulated at both the state and federal level. There are generally two types of electric utilities: municipal owned and investor owned. Municipal owned utilities typically benefit from a monopoly position and self-imposed rates, whereas investor owned utilities are typically subject to state and federal oversight for rates and/or subject to competition. Regardless of type, risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects on demand from economic conditions, (d) the effects of conservation on energy demand, (e) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (f) timely and sufficient rate increases allowing for reasonable cost recovery including growing retiree obligations and changing fuel prices, (g) maintenance of existing assets and (h) timely and efficient construction of new assets including those to meet renewable energy mandates.

Health Care. The health care industry includes providers such as hospitals, nursing homes, retirement

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communities, and community health organizations. It is subject to regulatory action by a number of governmental agencies at the federal, state, and local level. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; the real estate market; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: national health reform legislation or proposed legislation; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by mortgage loan repayments. The proceeds of these bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Due to the difficulty in precisely predicting demand for mortgages, there is a risk that the bond proceeds will be in excess of demand, which could result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued, and is negatively impacted by an increase of the rate of mortgage defaults. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, the scheduled payments of principal and interest depend in part upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. The financing of housing projects is affected by a variety of factors, including general economic conditions, interest rates, and real estate prices, which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. Some authorities provide additional security for the bonds in the form of insurance, subsidies (federal, state, or local), additional collateral, or state pledges (without obligation) to make up deficiencies. With respect to multi-family housing, additional risk factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. With respect to single family housing, additional risk factors include the additional credit risk of first-time homebuyers with lower incomes and mortgages with little or no equity.

Prepaid Gas Bonds. Payment of principal and interest on prepaid gas bonds is subject to the key risk that the gas supplier fails to provide the natural gas as agreed over the life of the contract between the gas supplier and the municipal utility. The gas supplier’s obligation to provide the natural gas is guaranteed by a financial institution and therefore the credit quality of this financial institution is an important factor in the credit quality and value of the bonds. Additional risks include the willingness and ability of the municipal utilities to purchase the gas when delivered. Failure to do so, among other things, could result in the bond being called.

Tender Option Bonds. The Fund may invest in certificates issued in tender option bond (TOB) transactions. A TOB is a common way of referring to floating rate certificates issued by a special purpose trust into which one or more municipal instruments are deposited. In a TOB transaction, the trust issues two classes of securities. The first class, the floating rate certificates (floaters), is typically sold to third-party investors and pays an interest rate that is reset periodically based on a specified index. The second class, the inverse floating rate certificates (inverse floaters), is typically issued to the investor(s) that deposited the municipal instruments into the trust, and pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floaters, after expenses.

Holders of the floaters generally have the right to tender such securities back to the TOB trust for par plus accrued interest. A remarketing agent for the trust is required to attempt to re-sell any tendered floaters to new investors for the purchase price (the stated amount of the floaters plus accrued interest). If the remarketing agent is unable to

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successfully re-sell the tendered floaters, depending on the structure of the trust, a liquidity provider to the trust may elect to cause the trust to sell the municipal instruments held by the trust in an amount sufficient to purchase any tendered floaters or may provide a loan to the trust, the proceeds of which will be used to purchase the tendered floaters.

Holders of the inverse floaters typically have the right to partially or totally collapse their interest in the TOB trust by causing the holders of a proportional share of the floaters to tender their notes to the TOB trust at par plus accrued interest. Thereafter, holders of the inverse floaters may withdraw a corresponding share of the municipal instruments from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage.

Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a greater extent than the value of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond.

Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be more volatile than the value of other debt instruments of comparable maturity and quality; during periods of rising interest rates, the prices of inverse floaters will tend to decline more quickly than those of fixed rate instruments. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates.

A TOB transaction typically provides for the automatic termination of the trust upon the occurrence of certain adverse events. These events may include, among others, a credit rating downgrade or decrease in the value of the underlying municipal instruments below a specified level, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors floaters that have been tendered for repurchase. Following such an event, the underlying municipal instruments are generally sold for current market value and the proceeds generally distributed first to holders of the floaters in an amount equal to the purchase price of their securities plus accrued interest and then to the holders of the inverse floaters. The sale of the underlying municipal instruments following such an event could be at an adverse price that might result in the loss by the Fund of a substantial portion, or even all, of its investment in the related inverse floater.

Other accounts that are advised or sub-advised by MFS or its affiliates may make concurrent side-by-side investments in the same TOB trust, with each account participating in the TOB trust independently of the other participating accounts. In such a scenario, each account will generally bear the benefits and burdens of its proportional investment in the trust.

Both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. To the extent the Fund serves as such a sponsor, although the Fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.

Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. In addition, inverse floaters are subject to the risk that the structure does not work as intended and are subject to the credit risk of any third party service provider and to the third party service provider’s ability or willingness to perform in accordance with the terms of the arrangement.

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Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and may be affected by the price and availability of fuel as well as perceived global safety risks. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area, including the shift towards telework. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue --a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating manufacturers and other factors. MSA payment adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable. Cigarette shipments (and therefore MSA payments) will be negatively affected by increased government regulation (such as a ban on menthol cigarettes), price increases above the rate of inflation (including tax increases by U.S. federal, state, and local authorities), increased health consciousness by smokers, increases in indoor and outdoor smoking restrictions, and increases in sales of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products and smokeless tobacco).

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snowpack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates and the associated costs are challenges faced by issuers of water and sewer bonds. Also, water and sewer bonds issued by an enterprise of a municipality in financial distress may not be insulated from the financial insecurity of that municipality.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally, lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations generally have the same risk characteristics as Municipal Instruments.

Options. An option is a contract which conveys to the holder of the option the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular

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underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times or during a specified period before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument or asset. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange-traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform in accordance with the terms of the contract. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying interest to the option writer at the strike price.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.

The writer of a cleared option is required to deposit initial margin. Additional margin may also be required.

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The writer of an uncleared option may be required to deposit initial margin and additional margin.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in, among other consequences, increased cash payment requirements to counterparties or a loss of value to a Fund.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the prices of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. Changes in interest rates may also affect the value of the Fund’s investment in real estate-related investments. For instance, when interest rates rise, the real estate market typically experiences decreased demand and the prices of real-estate related investments generally decrease.

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Alternatively, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs. Investments in real estate-related investments may be negatively affected by pandemics, like the COVID-19 pandemic. Potential impacts of a pandemic on the real estate sector include lower occupancy rates, decreased lease payments, defaults, and foreclosures, among other consequences. The U.S. residential and commercial real estate markets may experience widespread declines in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect a real estate-related investment’s performance, and therefore a Fund’s performance.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified, and are subject to the risks of financing projects.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

Hybrid REITs share the characteristics and risks of equity REITs and mortgage REITs.

REITs could be adversely affected by failure to qualify for the favorable tax treatment available to REITs under the Code or to maintain their exemption from registration under the 1940 Act and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, REITs may be adversely affected by changes in U.S. federal tax law, for example, by limiting their permissible businesses or investments.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation. In addition, investments in certain industries, sectors, or countries may also be subject to extensive regulation. Government regulation may change frequently and may have significant adverse consequences. Economic downturns and political changes can trigger economic, legal, budgetary, tax, and other regulatory changes. Regulatory changes may change the way a Fund is regulated or the way the Fund’s investments are regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to pursue its investment strategy or achieve its investment objective.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If Fund assets and/or collateral is maintained by a third party custodian, the Fund is also subject to the credit risk of the third party custodian. The Fund may engage in repurchase agreement transactions that are novated to the Fixed Income Clearing Corporation or to another clearinghouse. In such a case, the clearinghouse acts as the common

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counterparty to all repurchase transactions entered into under its repurchase agreement clearing program and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate the counterparty risk and credit risk that exist in the case of a bilateral repurchase agreement transaction, the Fund is exposed to the risk of delays or losses in the event of a bankruptcy, other default, or non-performance by the clearinghouse or the clearinghouse sponsoring member through which the Fund transacts.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is on a rolling basis through the end of June 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their resale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a Fund makes additional investments with the proceeds while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is on a rolling basis through the end of June 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. A Fund may invest in other funds advised by MFS. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Unregistered investment companies are subject to less regulation. The extent to which a Fund can invest in securities of other investment companies is limited by the 1940 Act.

Exchange Traded Funds (ETFs). The Fund may invest in ETFs. An ETF may seek to replicate the performance of a specific index or may be actively managed. A Fund’s purchase of ETFs results in the layering of expenses, such that the Fund would indirectly bear a proportionate share of an ETF’s operating expenses. Further, while traditional open-end investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios. Investments in ETFs are subject to the risks associated with the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. Investments in ETFs are also subject to the risk that the ETFs may not be liquid.

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Securitized Instruments. Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (e.g., credit cards) agreements and other receivables. The assets can be a pool of assets or a single asset (e.g., a loan to a specific corporation). Securitized instruments that represent an interest in a pool of assets provide greater credit diversification than securitized instruments that represent an interest in a single asset. Securitized instruments are issued by trusts or other special purpose entities that holds the underlying assets. Payment of interest and repayment of principal on securitized instruments may be largely dependent upon the cash flows generated by the underlying assets and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

The credit quality of securitized instruments depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-enhancement provider, if any. The value of securitized instruments may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool of assets and its structure, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. Securitized instruments that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with securitized instruments that do have a security interest in the underlying assets.

Some types of securitized instruments are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on these securitized instruments is related to the rate of principal payments on the underlying pool of assets and related to the priority of payment of the security with respect to the pool of assets. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location and age of the underlying obligations, asset default and recovery rates, regulatory requirements, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, these securitized instruments may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the maturity of the asset-backed security, increasing the potential for loss.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.” A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a seller may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller. Short sales may create leverage, and, to the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay to the lender of securities any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the short sale. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale, and transaction costs. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

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A seller may also make short sales “against the box,” (i.e., when a security identical to one owned by the seller is borrowed and sold short). If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Existing regulatory bans and restrictions as well as any additional bans or restrictions regarding short sales and/or short positions that the SEC or regulatory authorities in other jurisdictions may adopt in the future may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s performance. The SEC has adopted rules requiring investment managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the rules, the SEC will publicly disclose aggregated short position information on a monthly basis. Compliance with the rules is expected to be in early 2026 unless the compliance date is delayed. In addition, other non-U.S. jurisdictions (such as the European Union and the United Kingdom) where the Fund may trade have reporting requirements.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by governments or their agencies of developed and emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. Any restructuring of sovereign debt obligations will likely have a significant adverse effect on the value of the obligations. There is little legal recourse against sovereign issuers other than what such an issuer may determine to provide. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors, including the issuer’s cash flow, the size of its reserves, its access to foreign exchange, and the relative size of its debt service burden to its economy as a whole. Although some sovereign debt is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Special Purpose Acquisition Companies. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.

An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition

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may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Structured Securities. Structured securities (often called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an underlying indicator. The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Sukuk. Sukuk are certificates structured to comply with Sharia law and its investment principles. These certificates usually represent the beneficial ownership interest in a portfolio of eligible existing or future tangible or intangible assets (“underlying assets”). In a typical sukuk, a special purpose vehicle (SPV) issues certificates to investors in exchange for their capital. The SPV transfers the capital to or for the benefit of the entity that is raising the capital (the “obligor”) in exchange for the underlying assets of the obligor that are held in trust by the SPV. The obligor is obligated, usually through a series of contracts, to make periodic payments to investors through the SPV over a specified period of time and a final payment to investors through the SPV on a date certain. Obligors of sukuk include financial institutions and corporations, foreign governments and agencies of foreign governments, including issuers in emerging markets.

Although under Sharia law, sukuk involve the sharing of profits and losses in the underlying asset financed by the investment in the certificates, most sukuk do not provide investors with bona fide legal ownership of the underlying assets, and the periodic and final payments to sukuk investors are not generally linked to the value of the underlying assets. As a result, most sukuk are considered unsecured obligations whose risks and returns are similar to those of conventional debt instruments. Investors typically have no direct recourse to the underlying assets and do not have a secured claim against the obligor. Sukuk investors are subject to the creditworthiness of the obligor, and the obligor may be unwilling or unable to meet its periodic or final payment obligations. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. As with conventional debt instruments, sukuk prices change in response to interest rate changes.

The structural complexity of sukuk and the immaturity of the sukuk market, increases the potential risks of investing in sukuk, including operational, legal, and investment risks. While the sukuk market has grown in recent years, sukuk can be less liquid than other types of investments and it may be difficult at times to invest in or dispose of sukuk. In addition, evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of the sukuk by some Islamic scholars that certain

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sukuk do not comply with Sharia law and its investment principles, could have a dramatic adverse effect on the price and liquidity of a particular sukuk or the sukuk market in general.

Swaps. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps include “caps,” “floors,” “collars” and options on swaps, or “swaptions.” A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms. Swaps can take many different forms and are known by a variety of names and other types of swaps may be available.

Swaps can call for physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in certain credit default swaps on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. Or, for example, in a total return swap, one party agrees to make a series of payments to another party based on the income and price return of the underlying indicator during a specified period, while the other party agrees to make a series of payments calculated by reference to an interest rate or other agreed upon amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

It may not be possible to close out a swap at any particular time or at an acceptable price. The inability to close swap positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Swaps may be entered into for hedging or non-hedging purposes. If MFS attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the swap may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Swaps may also be subject to liquidity risk because it may not be possible to close out the swap prior to settlement date and an investor would remain obligated to meet margin requirements until the swap is closed. In addition, swaps that are not centrally cleared are subject to the creditworthiness of the counterparty to the swap, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. The credit risk in uncleared swaps is dependent on the creditworthiness of the individual counterparty to the swap and may be greater than the credit risk associated with cleared swaps. In a cleared transaction, performance of the transaction will be effected by a central clearinghouse rather than by the bank or broker that is the Fund’s original counterparty to the transaction. Swaps that are centrally cleared will be subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Swaps can provide exposure to a variety of different types of investments or market factors. The most significant factor in the performance of a swap is the change in the underlying price, rate, index level, or other indicator that determines the amount of payments to be made under the arrangement. The risk of loss in trading swaps can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in swaps, and the potential high volatility of the swaps markets. As a result, a relatively small price movement in a swap may result

39

in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a swap may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, for physically settled swaps, on the settlement date an investor may be required to make delivery of the indicators underlying the swaps it holds.

For further information with respect to swaps, see “Derivatives” above.

Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker/dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.

Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker/dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.

Technology and Data Risk. MFS relies on both proprietary and third-party technology and data in business operations, as well as in providing investment advisory services to the Fund and other client accounts. The technological tools MFS employs include, but are not limited to, software, computer systems, digital systems, algorithms and various forms of automation, including machine learning and natural language processing. The vendors utilized by MFS may, depending on the nature of the services they provide, use similar technologies. MFS uses these technologies to enhance operational efficiency, to support its information technology environment, and to assist various MFS employees in the performance of their roles. As technology advances, MFS expects to continue to explore, test the utility of, and potentially use, a variety of technologies, including emerging forms of technology, such as generative artificial intelligence (AI). MFS has adopted policies it believes are reasonably designed to mitigate the potential risks associated with its use of such technologies.

While MFS seeks to utilize reputable vendors and technology partners and seeks to employ reasonable controls with respect to technology and MFS’ technology environment, there are nonetheless risks associated with the use of technology. These risks include, but are not limited to: that a technology will not perform as expected or intended; that a technology will change over time without detection by MFS; and that a technology is susceptible to cyber security risk and can be configured or used in a way that leads to unexpected or unintended results. For these and other reasons, the use of technology may result in losses, financial or otherwise, to the Fund. Additionally, legal and regulatory changes, such as those related to information privacy and data protection, may have an impact on the use of existing or emerging technologies, and may impact MFS and the Fund.

MFS uses a range of data sourced internally or from vendors for a variety of purposes, including for use in the investment management process. MFS seeks to implement reasonable internal data governance practices and use reliable vendor data sources. Nevertheless, data may be inaccurate, incomplete, inconsistent or out-of-date, which may result in losses, financial or otherwise, to a Fund.

Temporary Defensive Positions. In response to adverse market, economic, industry, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a significant portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including a money market fund advised by MFS, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

U.S. Government Securities. U.S. Government securities are securities issued or guaranteed as to the

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payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to U.S. Government securities that are backed by the full faith and credit of the United States. It is possible that the U.S. Government may experience credit downgrades. The recent downgrades by major rating agencies have introduced greater uncertainty about the ability of the U.S. to repay its obligations. Further credit rating downgrades or a U.S. credit default may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. Such a credit event may adversely affect the financial markets and securities held by the Fund. In addition, from time to time, uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments of certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various types of debt instruments, which may adversely affect the Fund.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can cause fluctuations in value of floating rate debt securities held by the Fund. Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Warrants. Warrants are derivative instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants can be physically or cash settled depending on the terms of the warrant and can be issued by the issuer of the underlying equity security or a third party. Warrants involve a counterparty to the transaction. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration. These factors can make warrants more speculative than other types of investments.

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When-Issued, Delayed Delivery, and Forward Commitment Transactions. When-issued, delayed delivery, and forward commitment transactions, including securities purchased or sold in the to be announced (TBA) market, involve a commitment to purchase or sell a specific security at a predetermined price or yield at which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated, and the seller loses the opportunity to benefit if the price of the security rises. If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss. A Fund may renegotiate a when-issued, delayed delivery, or forward commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

TBA Transactions. A Fund may engage in purchases or sales of TBA securities, which usually are transactions in which a Fund buys or sells mortgage-backed securities on a delayed delivery or forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a Fund for investment purposes in order to gain or reduce exposure to certain securities, or for hedging purposes to adjust the risk exposure of a Fund’s portfolio without having to restructure the portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other delayed delivery and forward commitment purchase and sale transactions. In addition, when a Fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

INVESTMENT RESTRICTIONS

A description of the Fund’s fundamental investment restrictions is set forth in the Appendix A of the Joint Proxy Statement/Prospectus under “INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND.”

PORTFOLIO TURNOVER

The Fund engages in portfolio transactions without regard to holding period, if, in the judgement of the Fund’s portfolio management team, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends. The portfolio turnover

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rate for the Fund for the last two fiscal years was 83% for the fiscal year ended October 31, 2025, and 78% for the fiscal year ended October 31, 2024.

MANAGEMENT OF THE FUNDS

Aberdeen Trustees and Officers for the Combined Fund

Board Structure, Leadership and Oversight - As discussed above and in the Joint Proxy Statement/Prospectus, the Fund’s shareholders are being asked to elect five trustees (the “Aberdeen Board”) to serve as the Board of the Fund. If the investment advisory agreement with Aberdeen is approved and the Aberdeen Board is elected, the Aberdeen Board would become the Trustees of the Fund, replacing the Fund’s current Trustees, who would cease to serve as Trustees of the Fund, effective upon the consummation of the Reorganizations. Four of the five Trustees would be independent. The Aberdeen Trustees believe that the proposed size of the Aberdeen Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Aberdeen Board comprises Trustees with a variety of professional backgrounds. The Aberdeen Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Aberdeen Board. In addition to four regularly scheduled meetings per year, the Aberdeen Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Aberdeen Board has established in other contexts, and expects (as further described below) to establish in connection with the Fund, several standing committees to assist the Aberdeen Board in performing its oversight responsibilities, and each such committee would have a chairperson. The Aberdeen Board may also designate working groups or ad hoc committees as it deems appropriate.

Board Chair. The Aberdeen Board expects to appoint Mr. Reit, an Independent Trustee, to serve in the role of Chair. The Chair’s primary role would be to participate in the preparation of the agenda for meetings of the Aberdeen Board and the identification of information to be presented to the Aberdeen Board with respect to matters to be acted upon by the Aberdeen Board. The Chair would also preside at all meetings of the Aberdeen Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chair would also be expected to perform such other functions as may be requested by the Aberdeen Board from time to time. The Aberdeen Board also believes that having a super-majority of Independent Trustees would be appropriate and would be in the best interest of the Fund’s shareholders. Nevertheless, the Aberdeen Board also believes that having an interested person serve on the Aberdeen Board would likely bring corporate and financial viewpoints that generally are, in the Aberdeen Board’s view, crucial elements in its decision-making process. It is anticipated that the leadership structure of the Aberdeen Board may be changed at any time and in the discretion of the Aberdeen Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Committees. If the Aberdeen Board is approved, it is anticipated that the Aberdeen Board will establish the following standing committees:

Audit Committee. The Audit Committee is expected to be composed entirely of Independent Trustees who also meet the standards of independence for audit committee members set forth in the listing standards of the New York Stock Exchange (“NYSE”) and NYSE American; its members are expected to be Ms. Yao, Mr. Baird, Mr. Maher (Chair), and Mr. Reit. Mr. Maher is expected to be determined by the Aberdeen Board to be an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee will make recommendations to the Aberdeen Board concerning the selection of the Fund’s independent registered public accounting firm based on discussion and review of any necessary disclosures pertaining to the accounting firm’s independence, review with such independent registered public accounting firm the scope and results of the Fund’s annual audit and consider any comments that the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is expected to be composed entirely of Independent Trustees; its members are expected to be Ms. Yao, Mr. Baird, Mr. Maher, and Mr. Reit (Chair), all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American. The Nominating and Corporate Governance Committee will recommend nominations for membership on the Aberdeen Board and reviews and evaluates the effectiveness of the Aberdeen Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Aberdeen Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the

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Investment Adviser, and other principal service providers. The Nominating and Corporate Governance Committee will generally meet at least twice annually and make its recommendations regarding nominees for trustee to the Aberdeen Board. The Nominating and Corporate Governance Committee also periodically reviews trustee compensation and will recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee will also review and may make recommendations to the Aberdeen Board relating to the effectiveness of the Aberdeen Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.

The Nominating and Corporate Governance Committee of the Aberdeen Board may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall Board composition along a number of dimensions; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee of the Aberdeen Board also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates, as appropriate. The Nominating and Corporate Governance Committee of the Aberdeen Board will consider potential trustee candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

When considering a candidate’s and the Board’s diversity, the Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Aberdeen Board as a whole.

The Board elects and appoints officers of the Trusts to oversee the Trusts’ daily affairs. It is expected that if the Transaction is completed, a new slate of officers will be elected and appointed by the Aberdeen Board.

The names, years of birth and business addresses of the Aberdeen Board Members and proposed Aberdeen officers, their principal occupations during at least the past five years, the number of portfolios each Aberdeen Board Member oversees and other directorships they hold are provided in the tables below. Aberdeen Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of Aberdeen are included in the table below under the heading “Interested Board Members.” Aberdeen Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” Aberdeen, its parent company Aberdeen Group plc, and its advisory affiliates are collectively referred to as “Aberdeen” in the tables below.

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Name, Year of Birth	Position(s) to be Held With Trust	Principal Occupations During The Past Five Years	Number of Portfolios in the Pre- Transaction abrdn Fund Complex* Overseen	Other Directorships During the Past Five Years**
TRUSTEES
INTERESTED TRUSTEE
Christian Pittard*** Year of Birth: 1973	Trustee	Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK business. He is also a Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously he was Head of the Americas and the North American Funds business based in the US.	12 registrants consisting of 12 portfolios	N/A
INDEPENDENT TRUSTEES
Todd Reit Year of Birth: 1968	Trustee and Chair of the Board	Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	10 registrants consisting of 10 portfolios	N/A
Nancy Yao Year of Birth: 1972	Trustee	Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit organizations, including Goldman Sachs, CFRA and Yale-China Association. Ms. Yao is an assistant professor adjunct at Yale University where she teaches financial accounting and governance. Ms. Yao is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She also serves as an assistant dean at the David Geffen School of Drama at Yale. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.	8 registrants consisting of 8 portfolios	N/A

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Name, Year of Birth	Position(s) to be Held With Trust	Principal Occupations During The Past Five Years	Number of Portfolios in the Pre- Transaction abrdn Fund Complex* Overseen	Other Directorships During the Past Five Years**
C. William Maher Year of Birth: 1961	Trustee	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016. Previously, he held senior financial leadership positions as CFO for SBTPG, CFO and Managing Director at LPL Financial, CFO and Managing Director at Nicholas Applegate Capital Management and CFO at Mitchell Hutchins Asset Management.	7 registrants consisting of 7 portfolios	N/A
Gordon Baird Year of Birth: 1968	Trustee	Mr. Baird is the president and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also a Partner for Orbit Financial Holding LP from July 2017 to present. Mr. Baird is also the founder and Managing Partner of G.A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.	1 Registrant consisting of 1 Portfolio	N/A

* As of October 31, 2025, the Fund Complex has a total of 17 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc., The India Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (17 Portfolios), and abrdn ETFs (2 Portfolios).

** Current directorships (excluding Fund Complex) as of the date of this report held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

*** Mr. Pittard is deemed to be an interested person because of his affiliation with Aberdeen and its affiliates.

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OFFICERS
Name, Year of Birth	Expected Position(s) to be Held with Trust	Principal Occupations During the Past Five Years
Lucia Sitar Year of Birth: 1971	Vice President	Currently, Vice President and U.S. Counsel -Head of Product Governance – Americas for Aberdeen since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for Aberdeen Ms. Sitar joined Aberdeen as U.S. Counsel in July 2007.
Christian Pittard Year of Birth: 1973	Vice President	See information in Trustees table above.
Sharon Ferrari Year of Birth: 1977	Treasurer and Chief Financial Officer	Currently, Director, Product Management for Aberdeen. Previously she was Product Manager-US for Aberdeen. Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.
Alan Goodson Year of Birth: 1974	Chief Executive Officer and President	Currently, Executive Director and Head of Product & Client Solutions – Americas for Aberdeen, overseeing Product Management, Governance and Development for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of Aberdeen and joined Aberdeen in 2000.
Heather Hasson Year of Birth: 1982	Vice President	Currently, Senior Product Development Manager for Aberdeen and previously Senior Product Solutions and Implementation Manager. Ms. Hasson joined Aberdeen as a Fund Administrator in 2006.
Robert Hepp Year of Birth: 1986	Vice President	Currently, Senior Product Governance Manager - US at Aberdeen Mr. Hepp joined Aberdeen in 2016.
Megan Kennedy Year of Birth: 1974	Vice President and Secretary	Currently, Senior Director, Product Governance for Aberdeen Ms. Kennedy joined Aberdeen in 2005.
Michael Marisco Year of Birth: 1980	Vice President	Currently, Senior Product Manager for Aberdeen Mr. Marsico joined Aberdeen in 2014.
Katie Gebauer Year of Birth: 1986	Chief Compliance Officer and Vice President – Compliance	Currently, Ms. Gebauer is Head of US Registered Fund Compliance. for Aberdeen. She serves as the Chief Compliance Officer for Aberdeen. US closed-end funds, open-end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014.
Miguel Laranjeiro Year of Birth: 1983	Vice President	Currently, Investment Director, Municipals for Aberdeen. Mr. Laranjeiro joined Aberdeen in 2018.

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OFFICERS
Name, Year of Birth	Expected Position(s) to be Held with Trust	Principal Occupations During the Past Five Years
Jonathan Mondillo Year of Birth: 1974	Vice President	Currently, Global Head of Fixed Income. He joined Aberdeen in 2018.
Kolotioloma Silue Year of Birth: 1977	Vice President	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Andrew Kim Year of Birth: 1983	Vice President	Currently, Senior Product Governance Manager - Attorney, Product Governance US for Aberdeen. Mr. Kim joined Aberdeen in 2013.
Michael Taggart Year of Birth: 1970	Vice President	Currently, Head of Closed-End Fund Investor Relations at Aberdeen. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had serviced as Vice President of Closed-End Fund Product Strategy since November 2013.

In respect of each Aberdeen Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Interested Aberdeen Trustee:

Christian Pittard

Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK business. He is also a Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining Aberdeen in 1999. Previously he was Head of the Americas and the North American Funds business based in the US.

Independent Aberdeen Trustee:

Todd Reit

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

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Nancy Yao

Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teaches financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit places like Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.

C. William Maher

Mr. Maher is a Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.

Gordon Baird

Mr. Baird is the president and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G.A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.

Share Ownership:

The following table shows the dollar range of equity securities beneficially owned by each Trustee of each (a) Trust, (b) on an aggregate basis, in the Trusts and the Target Funds, and (c) on an aggregate basis, in the Aberdeen Funds overseen by the Nominees, as of October 31, 2025.

Name	MFS Multimarket Income Trust	Aggregate Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Companies Overseen By Nominees in the Aberdeen Family of Investment Companies[1]
INTERESTED TRUSTEE
Christian Pittard	None	None	None

INDEPENDENT TRUSTEES
Todd Reit	None	None	Over $100,000
Nancy Yao	None	None	Over $100,000
C. William Maher	None	None	Over $100,000
Gordon Baird	None	None	$10,001 - $50,000

(1)	“Aberdeen Family of Investment Companies” means those registered investment companies that are advised by Aberdeen and that hold themselves out to investors as related companies for purposes of investment and investor services.

MFS Trustees and Officers

Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Fund’s Board and the Board’s oversight of the Fund’s risk management process. As of December 31, 2025, the Fund’s Board consists of the same 12 Trustees, 11 of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the

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complexity of the funds overseen by the Board and the aggregate amount of assets under management in the Fund and other MFS sponsored 40 Act registered investment companies, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board. Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel. The Independent Trustees also meet regularly with the Fund’s Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s compliance policies and procedures. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained MFS as its investment adviser and administrator. MFS provides the Fund with investment advisory services and is responsible for day-to-day administration of the Fund and management of the risks that arise from the Fund’s investments and operations. Certain employees of MFS serve as the Fund’s officers, including the Fund’s principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates (including those related to cybersecurity). In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including reports on the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks. The Board and the relevant Committees meet periodically with MFS’ Global Head of Enterprise Risk to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the Fund or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above. In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of the Fund’s auditor and custodian. As the Fund’s operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cybersecurity and other operational failures, is inherently limited.

Trustees and Officers - Identification and Background - The Trustees and Officers of the Fund, as of December 31, 2025, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199. As discussed above, as of the date of this SAI, each of the Fund’s Trustees and Officers are the same individuals, serving in the same capacity for the Fund. For the Fund, shareholders are being asked to approve the Aberdeen Board as the Combined Fund’s Board through a separate proxy statement and a separate special meeting of shareholders. The previous section “Aberdeen Trustees and Officers for the Combined Fund” provides relevant background information on the Aberdeen Board and proposed officers of the Combined Fund, should the Fund’s shareholders approve this proposal.

Name, Age	Position(s) Held with the Funds	Trustee Since(1)	Number of MFS Funds(2) Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
TRUSTEES
INTERESTED TRUSTEE
Michael W. Roberge(4) age 59	Trustee	January 2021	142	Massachusetts Financial Services Company, Chair (since January 2021); Chief Executive Officer (until 2024); Director; Chairman of the Board (since January 2022)
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Name, Age	Position(s) Held with the Funds	Trustee Since(1)	Number of MFS Funds(2) Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
TRUSTEES
INDEPENDENT TRUSTEES
John P. Kavanaugh age 71	Trustee and Chair of Trustees	January 2009	142	Private Investor
Steven E. Buller age 74	Trustee	February 2014	142	Private Investor
John A. Caroselli age 71	Trustee	March 2017	142	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)
Maureen R. Goldfarb age 70	Trustee	January 2009	142	Private Investor
Peter D. Jones age 70	Trustee	January 2019	142	Private Investor
James W. Kilman, Jr. age 64	Trustee	January 2019	142	Burford Capital Limited (finance and investment management), Senior Advisor (since 2021), Chief Financial Officer (2019 – 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)
Clarence Otis, Jr. age 69	Trustee	March 2017	142	Private Investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke age 69	Trustee	May 2014	142	Private Investor
Paula E. Smith age 62	Trustee	January 2025	142	Private investor; PricewaterhouseCoopers LLP (accounting), Partner (until June 2023)
Laurie J. Thomsen age 68(5)	Trustee	March 2005	142	Private Investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
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Name, Age	Position(s) Held with the Funds	Trustee Since(1)	Number of MFS Funds(2) Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Darrell A. Williams age 66	Trustee	January 2025	142	DuSable Group, LLC (financial advisory and consulting services), Founder & Managing Member (since June 2023), Loop Capital LLC (investment banking, brokerage and advisory services), Managing Partner (2018 – 2020) and Managing Director (2020 – March 2023)
OFFICERS
Name, Age	Position(s) Held with the Funds	Officer Since(1)	Number of MFS Funds(2) Overseen by the Trust	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
William T. Allen(4) age 58	Deputy Assistant Treasurer	April 2024	142	Massachusetts Financial Services Company, Vice President
Brian Balasco(4) age 48	Assistant Treasurer	April 2024	142	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane(4) age 51	Assistant Secretary and Assistant Clerk	July 2005	142	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne(4) age 49	Assistant Treasurer	April 2024	142	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr.(4) age 58	Deputy Treasurer	April 2017	142	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo(4) age 57	President	July 2005	142	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin(4) age 58	Secretary and Clerk	April 2017	142	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld(4) age 52	Assistant Secretary and Assistant Clerk	June 2006	142	Massachusetts Financial Services Company, Vice President and Managing Counsel
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Name, Age	Position(s) Held with the Funds	Trustee Since(1)	Number of MFS Funds(2) Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Rosa E. Licea-Mailloux(4) age 49	Chief Compliance Officer	March 2022	142	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021); Senior Director Compliance (2021-2022); Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)
Amanda S. Mooradian(4) age 46	Assistant Secretary and Assistant Clerk	September 2018	142	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira(4) age 55	Assistant Secretary and Assistant Clerk	July 2005	142	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips(4) age 54	Treasurer	September 2012	142	Massachusetts Financial Services Company, Vice President
Michael D. Refkofsky(4) age 46	Assistant Treasurer	October 2025	142	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe(4) age 51	Assistant Secretary and Assistant Clerk	October 2014	142	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
William B. Wilson(4) age 43	Assistant Secretary and Assistant Clerk	October 2022	142	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
(1)	Date first appointed to serve as Trustee/Officer of the Fund. Each Trustee and Officer has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer of the Fund. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the Fund. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the Fund.
(2)	“MFS Funds” means collectively, the funds managed by MFS and overseen by the Board.
(3)	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
(4)	“Interested person” of the Funds within the meaning of the 1940 Act, which is the principal federal law governing investment companies like the Funds, as a result of the position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.
(5)	Laurie J. Thomsen retired on December 31, 2025, and ceased serving as a Trustee of the Fund on this date.

Each Trustee has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Funds hold an annual meeting for the purpose of electing a staggered “class” of Trustees and Trustees are elected for fixed terms

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of 3 years. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

The Interested Trustee and certain Officers hold comparable positions with certain affiliates of MFS.

The following provides an overview of the Board’s process for identifying individuals for the pool from which trustee candidates are ultimately selected and the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve. As part of this process, the Board works with the Nomination and Compensation Committee, which recommends qualified trustee candidates to the Board in the event that a position is vacated or created. Because the Trustees believe that a well-balanced and qualified board is an important component of a strong governance structure, the Board is committed to actively seeking individuals with diverse backgrounds, experience and perspectives, including women and underrepresented minority candidates, for the pool from which trustee candidates are selected. The current members of the Board have joined the Board at different points in time since 2009. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills, experience, and perspectives on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund. The following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Interested Trustee:

Michael W. Roberge

Mr. Roberge is Chairman of MFS (the Fund’s investment adviser) and Chairman of the MFS Board of Directors. As Chief Executive Officer of MFS from 2017 through 2024, Mr. Roberge set the strategic priorities for MFS, leading a team responsible for the investment, distribution, finance, human resources, legal and technology functions at the firm. He has substantial executive and investment management experience, having worked for MFS for over 25 years.

Independent Trustees:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry. Mr. Buller was the Chief Financial Officer and Managing Director of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes. Mr. Buller was chairman of the Financial Accounting Standards Advisory Council, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (the PCAOB). He has also served on the board of BlackRock Finco UK, a privately- held company.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation,

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Chemical Bank, and Manufacturers Hanover Trust.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

Peter D. Jones

Mr. Jones has substantial senior executive, accounting and investment management experience at firms within the investment management industry. Mr. Jones was the Chairman of Franklin Templeton Institutional, LLC and President of Franklin Templeton Distributors Inc. Mr. Jones formerly was the President of IDEX Distributors, Inc., which oversaw the formation and launch of IDEX Mutual Funds (now part of Transamerica Funds). Mr. Jones is a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Jones was formerly a CPA and served as Tax Manager at PricewaterhouseCoopers in Tampa, Florida and Atlanta, Georgia. Mr. Jones is a member of the Governing Council of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund director community. Mr. Jones is also a member of the Investment Committee and a former trustee of the Florida State University Foundation.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry and is a Chartered Financial Analyst. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He previously served on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

James W. Kilman, Jr.

Mr. Kilman has substantial senior executive and investment banking management experience at firms within the investment management industry. Mr. Kilman is currently a Senior Advisor to Burford Capital Limited, a global finance and investment management firm focusing on the law, and the Chief Executive Officer of KielStrand Capital LLC, a family office that makes and manages investments and oversees philanthropic activities. Previously, Mr. Kilman served as the Chief Financial Officer of Burford Capital Limited. Mr. Kilman formerly was the Vice Chairman, Co-Head of Diversified Financials Coverage in the Financial Institutions Banking Group at Morgan Stanley & Co. Prior to joining Morgan Stanley, Mr. Kilman was Managing Director in the Advisory Group within the Fixed Income Division’s Mortgage Department at Goldman Sachs & Co. Mr. Kilman also held managerial and investment positions with ABN AMRO Inc. and PaineWebber Inc.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and where he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation, Verizon Communications, Inc., and The Travelers Companies. He is a former director of the Federal Reserve Bank of Atlanta.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry. She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc., where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

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Paula E. Smith

Ms. Smith has substantial senior executive, operational and auditing and accounting experience in the financial services industry. Ms. Smith was an auditor at PricewaterhouseCoopers LLP (“PwC”) for over 35 years where she was the lead engagement partner for a number of global financial services firms and served in various asset management industry, operational and human capital related leadership roles, including serving as UK Asset Management Leader. Prior to joining PwC, Ms. Smith worked in the mutual fund accounting department at State Street. She is a former board member of Nicsa, an asset management trade association.

Darrell A. Williams

Mr. Williams has substantial executive and board experience in the financial services industry. Mr. Williams is founder and Managing Member of DuSable Group, LLC, where he provides financial advisory and consulting services to clients. Prior to that, he served in various roles, including as Managing Director, at Loop Capital LLC, a full-service investment bank, brokerage and advisory firm that provides investment services to institutional clients. Mr. Williams is a former board member of Amalgamated Bank of Chicago and Intrado Inc., where he chaired the company’s audit committee.

Board Committees:

As of October 31, 2025, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
Audit Committee	9	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountant for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund. Reviews and evaluates the contractual arrangements of the Fund relating to custody and fund accounting services, and makes recommendations to the full Board on these matters.	Buller*, Caroselli*, Jones*, Otis, Jr.*, and Williams*, 3
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Compliance Committee	4	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to the Fund’s activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.	Goldfarb*, Kilman, Jr.*, Roepke*, Smith*, 3, and Thomsen*,2
Contracts Review Committee	4

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each MFS Fund proposes to renew or continue, and to make its recommendations to the full Board on these matters.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, Smith, Thomsen[2], and Williams)
Nomination and Compensation Committees	2

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, Smith, Thomsen[2], and Williams)
Portfolio Trading and Marketing Review Committee	4	Oversees the policies, procedures, and practices of the Funds with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Fund’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. The Committee is also responsible for oversight of the Fund’s derivatives risk management program. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.	All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, Smith, Thomsen[2], and Williams)
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Pricing Committee	4

Oversees the determination of the value of the portfolio securities and other assets held by the Fund. The Committee delegates primary responsibility for carrying out these functions to MFS pursuant to the Fund’s valuation policy and procedures approved by the Committee and adopted by the Board of Trustees. The Committee has designated MFS as the Fund’s “valuation designee” whereby MFS is responsible for determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available pursuant to MFS’ fair valuation policy and procedures. MFS’ fair valuation policy and procedures includes, among other things, methodologies and processes to be followed by MFS in determining the fair value of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess MFS’ fair valuation process and other pricing determinations made pursuant to the Fund’s valuation policy and procedures and MFS’ fair valuation policy and procedures, and to review the policies and procedures themselves. The Committee is also responsible for oversight of the Fund’s liquidity risk management program. The Committee exercises the responsibilities of the Board under the Policy for Compliance with Rule 2a-7 approved by the Board on behalf of each MFS Fund which holds itself out as a “money market fund” in accordance with Rule

2a-7 under the 1940 Act.

			Buller*, Goldfarb*, Kilman, Jr.*, Smith*, and Thomsen*,2
Services Contracts Committee	4	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, administrative, and insurance services, and makes recommendations to the full Board on these matters.	Caroselli*, Jones*, Otis, Jr.*, Roepke*, and Williams*

1   For the fiscal year ended October 31, 2025.

2   Laurie J. Thomsen retired on December 31, 2025, and ceased serving as a Trustee of the Fund on this date.

3   Effective, January 1, 2026, Ms. Smith will become a member of the Audit Committee and will cease being a member of the Compliance Committee. Additionally, effective January 1, 2026, Mr. Williams will become a member of the Compliance Committee and will cease being a member of the Audit Committee.

*   Independent Trustees. Although Mr. Kavanaugh is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

Share Ownership:

The following table shows the dollar range of equity securities beneficially owned by each Trustee (a) of the Fund and (b) on an aggregate basis, in the MFS Funds overseen by the Trustee, as of December 31, 2025.

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The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Aggregate Dollar Range of Equity Securities in the Fund (MMT)	Aggregate Dollar Range of Securities in All MFS Funds Overseen
Michael W. Roberge	N	D
Independent Trustees
Steven E. Buller	C	D
John A. Caroselli	N	D
Maureen R. Goldfarb	N	D
Peter D. Jones	N	D
John P. Kavanaugh	A	D
James W. Kilman, Jr.	N	D
Clarence Otis, Jr.	N	D
Maryanne L. Roepke	N	D
Paula E. Smith	N	D
Laurie J. Thomsen[1]	N	D
Darrell A. Williams	N	D
[1] Laurie J. Thomsen retired on December 31, 2025, and ceased serving as a Trustee of the Fund on this date.

To the knowledge of the Fund, as of December 31, 2025, the Trustees who are Independent Trustees did not knowingly own beneficially securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation:

The Fund pay the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses. The following table shows the cash compensation paid to the Trustees by the Fund and the MFS Funds overall during the calendar year ended December 31, 2025.

Trustee	Compensation Paid by the Fund (MMT)	Retirement Benefits Accrued as Part of Fund’s Expense	Estimated Annual Benefits Upon Retirement	Total Trustee Compensation Paid by Funds and MFS Fund Complex[1]
Steven E. Buller	$1,628	Not Applicable	Not Applicable	$510,000
John A. Caroselli	$1,621	Not Applicable	Not Applicable	$502,500
Maureen R. Goldfarb	$699	Not Applicable	Not Applicable	$494,100
Peter D. Jones	$1,611	Not Applicable	Not Applicable	$491,500
John P. Kavanaugh	$789	Not Applicable	Not Applicable	$591,600
James W. Kilman Jr.	$697	Not Applicable	Not Applicable	$494,100
Clarence Otis Jr.	$1,611	Not Applicable	Not Applicable	$491,500

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Maryanne L. Roepke	$699	Not Applicable	Not Applicable	$494,100
Paula E. Smith	$569	Not Applicable	Not Applicable	$483,100
Laurie J. Thomsen[2]	$690	Not Applicable	Not Applicable	$483,100
Darrell A. Williams	$1,269	Not Applicable	Not Applicable	$491,500

1  For 140 MFS Funds that paid Trustee Compensation. Includes Trustee compensation paid by MFS on behalf of certain MFS exchange-traded funds pursuant to an all-inclusive management fee.

2  Laurie J. Thomsen retired on December 31, 2025, and ceased serving as a Trustee of the Fund on this date.

The Fund has no employees. The Officers and Interested Trustee (Mr. Michael W. Roberge) are compensated by MFS or its affiliates, as applicable.

Code of Ethics

The Fund and MFS have each adopted a code of ethics under Rule 17j-1 of the 1940 Act governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Funds), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet site at www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

Proxy Voting Policy and Proxy Voting Record

Proxies are voted on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX A. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by August 31 of each year without charge by calling 1-800-225-2606, by visiting mfs.com/proxyvoting and selecting the Fund’s name, or by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2025, the Fund is not aware of any persons or organizations whose beneficial ownership of the Fund’s outstanding voting shares exceeds the threshold for control under the 1940 Act.

A list of persons who held of record or beneficially five percent (5%) or more of the outstanding common shares of the Fund as of December 31, 2025 is provided under the section “Shareholder Information” included in the Joint Proxy Statement/Prospectus.

As of December 31, 2025, the Trustees and officers of the Fund as a group owned less than one percent (1%) of the outstanding common shares of the Fund.

INVESTMENT ADVISER

Aberdeen

As discussed in the Joint Proxy Statement/Prospectus, the Fund’s shareholders are being asked to approve a new investment advisory agreement between the Fund and Aberdeen appointing Aberdeen as the investment advisor for the Combined Fund following the consummation of the Reorganizations. Aberdeen is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. Aberdeen is an indirect wholly-owned subsidiary of Aberdeen Group plc, which manages or administers approximately $730 billion in assets as of September 30, 2025. As of September 30, 2025, Aberdeen and its affiliates had approximately $175 billion in fixed income assets under management. Moreover, closed-end funds are an important element of the Aberdeen client base in the U.S. and globally. Aberdeen and its affiliates managed 15 U.S. closed-end funds, totaling $26.1 billion in assets as of September 30, 2025. The registered offices of Aberdeen Group plc are located at 1 George Street, Edinburgh, Scotland EH2 2LL.

If Aberdeen is appointed the Combined Fund’s investment adviser following the Reorganizations, a new investment advisory agreement between Aberdeen and the Combined Fund, as approved by the Fund’s shareholders, will set forth a management fee structure to compensate Aberdeen for overall investment management and related administrative services and facilities provided to the Combined Fund. Pursuant to the new investment advisory

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agreement, the Combined Fund will pay Aberdeen a management fee that will be computed daily and paid monthly at an annual rate of 0.85% of the Combined Fund’s average daily managed assets. Aberdeen has additionally agreed in writing to pay a portion of the Combined Fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that the Combined Fund’s total fund operating expenses do not exceed 0.73% annually of the Combined Fund’s average daily managed assets. This written agreement will continue until modified by the Aberdeen Board, but such agreement will continue for twelve months from the consummation of the Reorganizations.

In the event that shareholders of the Fund do not both approve the appointment of Aberdeen as the Combined Fund’s investment adviser and elect the Aberdeen Board as the Combined Fund’s board of trustees, MFS will serve as the investment adviser for the Combined Fund following the consummation of the Reorganizations. .

MFS

MFS is the investment adviser for each Fund. MFS, located at 111 Huntington Avenue, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Net assets under the management of the MFS organization were approximately $655.2 billion as of November 31, 2025.

In rendering investment advisory services to the Fund, MFS may use the resources of one or more foreign (non-U.S.) affiliates of MFS that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the MFS Non-U.S. Advisory Affiliates) to provide portfolio management, research and/or trading services to the Fund. Under a Memorandum of Understanding (the “MOU”), each of the MFS Non-U.S. Advisory Affiliates are “Participating Affiliates” of MFS as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use investment advisory and trading resources of advisory affiliates not registered under the Advisers Act subject to the supervision of the U.S. registered adviser. Any employees of the Participating Affiliates who provide services to the Funds are considered under the MOU to be “associated persons” of MFS as that term is defined in the Advisers Act and are subject to the supervision of MFS.

Pursuant to its investment advisory agreement with MFS, the Fund pays MFS a management fee that is computed daily and paid monthly at an annual rate of 0.34% of the Fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and excludes the amortization of premium, which may differ from investment income reported in the Fund’s annual financial report. The management fee, from net assets and gross income, incurred for the year ended October 31, 2025, was equivalent to an annual effective rate of 0.78% of the Fund’s average daily net assets. In the event that the Reorganizations are approved by all or a subset of the Target Fund’s shareholders, but the Fund’s shareholders do not both approve the appointment of Aberdeen as the investment adviser of the Combined Fund and elect the Aberdeen Board as the Combined Fund’s board of trustees, MFS will remain the investment adviser of the Combined Fund pursuant to MFS’ current investment advisory agreement with the Fund. Under this scenario, the management fee structure that is currently in place with respect to the Fund and MFS, as discussed above, will remain unchanged, however MFS has agreed to put in place for a period of at least twelve months following the consummation of the Reorganization a limitation on the Combined Fund’s total annual operating expense that is equivalent to the limitation proposed by Aberdeen as discussed above.

Pursuant to the investment advisory agreement, the Fund paid MFS the following amounts in advisory fees over the past three fiscal year periods.

Fiscal Year Ended October 31, 2025	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
$2,150,458	$2,198,886	$2,269,721
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ADMINISTRATOR

MFS serves as the administrator to the Fund pursuant to an administrative services agreement with the Fund. Under an administrative services agreement, MFS provides the Fund certain financial, legal, shareholder communications, compliance, and other administrative services and the Fund reimburses MFS for the costs incurred to provide these services. The Fund is charged an annual fixed amount of $17,500 plus a fee based on the Fund’s average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fees paid by the Fund to MFS over the past three fiscal year periods were the following:

Fiscal Year Ended October 31, 2025	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
$47,350	$50,378	$51,961

Aberdeen will serve as the Combined Fund’s administrator following the consummation of the Reorganizations. MFS will serve as the administrator to the Combined Fund following the consummation of the Reorganizations in the event that the Fund’s shareholders do not approve both (i) the appointment of Aberdeen as the Combined Fund’s investment adviser and (ii) the appointment of the Aberdeen Board as the Combined Fund’s board of trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, 1 Congress Street, Suite 1, Boston, MA 02114. The custodian performs custodial and fund accounting services as well as sub-administrative services on behalf of the Funds.

Computershare Trust Company, N.A., LLC, P.O. Box 43078, Providence, RI 02940-3078, serves as the Fund’s transfer agent, registrar and dividend disbursement agent.

No changes to the above service providers for the Combined Fund are anticipated as a result of the Reorganizations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”), 200 Clarendon Street, Boston, MA 02116, serves as the Fund’s independent registered public accounting firm. E&Y provides audit and related services and assistance in connection with various SEC filings.

If the Fund’s shareholders both approve the appointment of Aberdeen as the Combined Fund’s investment adviser and elect the Aberdeen Board as the Combined Fund’s board of trustees, the Aberdeen Board will determine the independent registered public accounting firm for the Combined Fund following the consummation of the Reorganizations.

In the event that the Fund’s shareholders do not approve the aforementioned proposals, E&Y will serve as the independent registered public accounting firm for the Combined Fund following the consummation of the Reorganizations. The services that will be provided to the Combined Fund will be identical to the services E&Y currently provides to the Fund.

Please refer to the section “Other Service Providers” in the Joint Proxy Statement/Prospectus for further information regarding the independent registered public accounting firm for the Fund and each Target Fund.

LEGAL COUNSEL

Ropes & Gray LLP (“Ropes”), Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund. It is anticipated that Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006, will serve as the Combined Fund’s legal

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counsel following the consummation of the Reorganizations, if the Fund’s shareholders approve both (i) the appointment of Aberdeen as the Combined Fund’s investment adviser and (ii) the election of the Aberdeen Board as the Combined Fund’s board of trustees. In the event that the Fund’s shareholders do not approve the aforementioned proposals, it is anticipated that Ropes will continue to serve as the Combined Fund’s legal counsel following the Reorganizations.

PORTFOLIO MANAGERS

Other Accounts Managed

If Aberdeen is approved as investment adviser for the Fund. As discussed above, simultaneously with the solicitation of the shareholders of each Target Fund, shareholders of the Fund are being solicited to approve the appointment of Aberdeen as the investment adviser of the Combined Fund and to elect the Aberdeen Board as the Combined Fund’s board of trustees. If both proposals are approved, the portfolio managers who will be jointly and primarily responsible for the day-to-day management of the Combined Fund are listed in the below table. In addition to the Combined Fund, each portfolio manager is named as a portfolio manager of certain other accounts managed or sub-advised by Aberdeen or an affiliate. Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed. The number and assets of these accounts were as follows as of September 30, 2025.

Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
George Westervelt	Registered Investment Companies[1]	4	$1,216.36 million
	Other Pooled Investment Vehicles	6	$1,897.05 million
	Other Accounts	1	$230.10 million
Siddharth Dahiya	Registered Investment Companies[1]	1	$547.85 million
	Other Pooled Investment Vehicles	12	$4,259.25 million
	Other Accounts	27	12,435.90 million
Anthony Merola	Registered Investment Companies[1]	3	$1,156.65 million
	Other Pooled Investment Vehicles	7	$1,971.03 million
	Other Accounts	7	$1,627.08 million
Jonathan Mondillo	Registered Investment Companies[1]	5	$ 1,478.32 million
	Other Pooled Investment Vehicles	3	$ 103.54 million
	Other Accounts	6	$ 1,396.98 million
[1] Does not include the Fund.

Advisory fees were not based upon the performance of any of the accounts identified in the above table.

If Aberdeen is not approved as investment adviser for the Fund. As discussed above, if the shareholders of the Fund do not approve the appointment of Aberdeen as the investment adviser of the Combined Fund and elect the Aberdeen Board as the Combined Fund’s board of trustees, MFS will continue to serve as the investment adviser of the Combined Fund following the consummation of the Reorganizations. In the event that MFS serves as the investment adviser of the Combined Fund, the portfolio managers that will be jointly and primarily responsible for the day-to-day management of the Combined Fund will be the same as the portfolio managers currently managing the Fund and are listed in the following table. In addition to the Fund, each portfolio manager is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed. The number and assets of these accounts were as follows as of the Fund’s most recent fiscal year ended October 31, 2025.

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Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
Robert Spector	Registered Investment Companies[1]	8	$3.8 billion
	Other Pooled Investment Vehicles	12	$5.4 billion
	Other Accounts	41	$3.1 billion
Neeraj Arora	Registered Investment Companies[1]	11	$19.9 billion
	Other Pooled Investment Vehicles	10	$5.1 billion
	Other Accounts	8	$3.5 billion
Ward Brown	Registered Investment Companies[1]	6	$10.1 billion
	Other Pooled Investment Vehicles	9	$5.1 billion
	Other Accounts	7	$3.1 billion
David Cole	Registered Investment Companies[1]	14	$14.7 billion
	Other Pooled Investment Vehicles	9	$6.8 billion
	Other Accounts	7	$1.9 billion
Pilar Gomez-Bravo	Registered Investment Companies[1]	6	$3.6 billion
	Other Pooled Investment Vehicles	11	$4.0 billion
	Other Accounts	7	$2.1 billion
Andy Li	Registered Investment Companies[1]	6	$3.6 billion
	Other Pooled Investment Vehicles	9	$4.0 billion
	Other Accounts	6	$2.0 billion
John Mitchell	Registered Investment Companies[1]	9	$10.2 billion
	Other Pooled Investment Vehicles	10	$3.6 billion
	Other Accounts	18	$3.2 billion
Michael Skatrud	Registered Investment Companies[1]	13	$14.6 billion
	Other Pooled Investment Vehicles	7	$1.6 billion
	Other Accounts	4	$1.4 billion
[1] Includes the Fund.

Advisory fees were not based upon the performance of any of the accounts identified in the above table.

Potential Conflicts of Interest

Aberdeen

Aberdeen serves as investment advisers for multiple clients, including the Fund and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objective, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund

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will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, Aberdeen will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. Aberdeen seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, Aberdeen will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, Aberdeen will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with Aberdeen’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, Aberdeen takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because Aberdeen does not have discretion over trading and there may be client specific restrictions for SMA accounts.

Aberdeen may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed Aberdeen’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. Aberdeen has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar

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discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Fund, if its orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the investments of the Fund. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Portfolio Manager Compensation

The below information details the portfolio manager compensation practices relating to the Combined Fund’s portfolio managers if Aberdeen is approved as investment adviser by the Fund’s shareholders.

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award. Deferred awards are by default Aberdeen plc shares, with an option to put up to 50% of the deferred award into funds managed by Aberdeen. Overall compensation packages are designed to be competitive relative to the investment management industry.

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Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds managed by Aberdeen, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee

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Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

As discussed elsewhere in this SAI and in the Joint Proxy Statement/Prospectus, in the event that the Fund’s shareholder’s do not both approve the appointment of Aberdeen as the Combined Fund’s investment adviser and elect the Aberdeen Board as the Combined Fund’s board of trustees, MFS will remain the investment adviser of the Combined Fund. Under this scenario, the Fund’s current portfolio management team will continue to serve as the Combined Fund’s portfolio management team. The following information provides details regarding portfolio manager compensation for the Fund’s current portfolio managers.

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2025, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Ms. Pilar Gomez-Bravo, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on the Fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2025, the following benchmarks were used to measure the following portfolio managers’ performance for the Fund and/or other MFS complex fund managed in a substantially similar strategy to the portion of the Fund managed by the portfolio managers:

Portfolio Manager	Benchmark(s)
Robert Spector	Bloomberg Global Aggregate Credit Index JPMorgan Emerging Markets Bond Index Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index Bloomberg U.S. Government/Mortgage Index
Neeraj Arora	JPMorgan Emerging Markets Bond Index Global
Ward Brown	JPMorgan Emerging Markets Bond Index Global
David Cole	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
Andy Li	Bloomberg Global Aggregate Credit Index
John Mitchell	Bloomberg Global Aggregate Credit Index
Michael Skatrud	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
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Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be the Fund or other MFS complex fund that is managed by the portfolio manager.

With respect to Ms. Pilar Gomez-Bravo, her compensation reflects her broader role within MFS as Co-Chief Investment Officer-Global Fixed Income in addition to being a portfolio manager. Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities. This performance bonus is in the form of cash and/or a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be the Fund or other MFS fund is managed by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Securities

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) (including the value of any deferred cash award which is based on the performance of the Fund) as of the Fund’s most recently completed fiscal year ended October 31, 2025. The below table includes the relevant ownership information relating to the Combined Fund’s portfolio managers if Aberdeen is approved as investment adviser by the Fund’s shareholders and also ownership information relating to the Fund’s current portfolio managers, who will serve as the Combined Fund’s portfolio managers if Aberdeen is not approved as the new investment adviser of the Combined Fund by the Fund’s shareholders. The following dollar ranges apply:

N. None

A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	$100,001 – $500,000
E.	$500,001 – $1,000,000
F.	Over $1,000,000

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Combined Fund’s Portfolio Managers if Aberdeen is approved as investment adviser by the Fund’s shareholders
Portfolio Manager	Dollar Range of Equity Securities in the Fund
George Westervelt	N
Siddharth Dahiya	N
Anthony Merola	N
Jonathan Mondillo	N

Combined Fund’s Portfolio Managers if Aberdeen is not approved as investment adviser by the Fund’s shareholders
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert Spector	N
Neeraj Arora	N
Ward Brown	N
David Cole	N
Pilar Gomez-Bravo	N
Andy Li	N
John Mitchell	N
Michael Skatrud	N

BROKERAGE ALLOCATION AND OTHER PRACTICES

Aberdeen

The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. The Adviser has freedom as to the markets in and the broker-dealers through which they seek this result, except where mandates have restrictions in place.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of Markets in Financial Instruments Directive II (“MiFID II”), the Adviser absorbs all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Securities Exchange Act of 1934.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served

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by the Adviser or a Sub-Adviser (if applicable) or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the Sub-Adviser (if applicable) believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner in accordance with the Adviser’s trade allocation policies and procedures.

In purchasing and selling investments for the Fund, it is the policy of the Adviser to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or third party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund, the Adviser has limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which a sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser does not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Not one of the Fund nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to

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direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers.

MFS

Specific decisions to purchase or sell securities and other instruments for the Fund are made by persons affiliated with MFS. Any such person may serve other clients of MFS or any subsidiary of MFS in a similar capacity. When making trading decisions, MFS can select strategies or methods or directly select venues in order to seek best execution for client transactions. These decisions are influenced by a number of factors that are described more specifically below.

MFS seeks to obtain best execution for the Fund by executing transactions in such a manner that the Fund’s total costs or proceeds in each transaction are the most favorable under the circumstances. Trading practices differ with respect to fixed income and equity securities, and the discussion of trading practices below will differ depending on security type. MFS deals with broker/dealers reasonably expected to provide the most favorable execution quality under the circumstances. The specific criteria used in selecting a broker/dealer will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select among multiple broker/dealers. MFS defines best execution as a process that seeks to execute portfolio transactions in a manner that MFS believes will provide the most favorable qualitative execution, including execution price and commission, spread, or other transaction costs, reasonably available under the circumstances. This process involves the evaluation of the trading process and execution results over extended periods. In seeking best execution, MFS takes into account several factors that it considers to be relevant, which include without limitation and in no particular order, the following: price; the size of the transaction; the nature of the market or the security; the amount of the commission or “spread”; the timing and potential for impact of the transaction, considering market prices and trends; the reputation, experience, and stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions.

MFS places trades in various manners including through different broker/dealers, agency brokers, principal market-making dealers, smaller brokers and dealers, which may specialize in particular regions or asset classes, futures commission merchants, and OTC derivatives dealers (each, a “broker/dealer” for purposes of the discussion in this section) as well as via electronic trading platforms, including electronic communications networks (ECNs) (including, without limitation, multilateral trading facilities (MTFs), and alternative trading systems (ATSs)). These trading platforms often, in the case of equity transactions, execute transactions at a commission rate lower than that charged by a full-service broker/dealer.

In certain circumstances, such as a “buy-in” for failure to deliver, MFS is not able to select the broker/dealer who will transact to cover the failure. For example, if the Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, (i.e., effect a “buy-in,” unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense). Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, MFS will be unable to control the trading techniques, methods, venues, or any other aspect of the trade used by the broker/dealer.

Commission rates for equity securities and some derivatives will vary depending upon the trading methods, venues, and broker/dealers selected, as well as the market(s) in which the securities are traded and their relative liquidity. As noted above, MFS can utilize a variety of broker/dealers and trading venues and strategies in order to seek best execution for client transactions. MFS evaluates various factors in selecting broker/dealers to execute trades, including the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, commitment of capital when necessary or desirable, market color provided to MFS, execution services, and accommodation of MFS’ special needs. MFS may employ outside vendors to provide reports on the quality of broker/dealer executions. With respect to transactions in derivatives, MFS trades only with broker/dealers with whom it has legally-required or client-requested documentation in place.

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MFS utilizes a global investment platform built on the principle of close collaboration among members of its investment team, where research and investment ideas are shared. MFS investment professionals rely on their own internal research in making investment decisions, and, in addition, utilize external research provided by brokers or other research providers to help develop or refine investment ideas. External research is also used to help understand market consensus, sentiment, or perception, and identify relative inefficiencies more quickly and effectively.

MFS makes decisions on the procurement of external research separately and distinctly from decisions on the selection of brokers that execute transactions for the Fund. However, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), MFS may cause the Fund to pay a broker/dealer that provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided in terms of MFS’ overall responsibilities to the Fund. The brokerage and research services received may be useful and of value to MFS in serving both the accounts that generated the commissions and other clients of MFS. Accordingly, not all of the research and brokerage services provided by brokers through which the Fund’s securities transactions are effected may be used by MFS in connection with the Fund whose account generated the brokerage commissions.

MFS has undertaken to bear the costs of external research for all accounts it advises, either by paying for external research out of its own resources, or by voluntarily reimbursing clients from its own resources for excess commissions paid to obtain external research. For accounts subject to a regulatory prohibition on the payment of excess commissions for research, including accounts that are directly or indirectly subject to the Markets in Financial Instruments Directive in the European Union or United Kingdom (“MiFID II accounts”), MFS will pay for external research out of its own resources. For all other accounts, MFS operates client commission arrangements that generate commission “credits” for the purchase of external research from commissions on equity trades in a manner consistent with Section 28(e). Under these arrangements, MFS may cause a client to pay commissions in excess of what the broker/dealer or other brokers might have charged for certain equity transactions in recognition of brokerage and research services provided by the executing broker/dealer. MFS has voluntarily undertaken to reimburse clients from its own resources in an amount equal to all commission credits generated under these arrangements.

The research services obtained by MFS through the use of equity commission credits may include: access to corporate management; industry conferences; research field trips to visit corporate management and/or to tour manufacturing, production or distribution facilities; statistical, research and other factual information or services such as investment research reports; access to analysts; a small number of expert networks; reports or databases containing corporate, fundamental, technical, and political analyses; ESG-related information; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular industries and corporations.

Through the use of eligible brokerage and research services acquired with commission credits, MFS initially avoids the additional expenses that it would incur if it developed comparable information through its own staff or if it purchased such services with its own resources. As a result, the Fund may pay more for its portfolio transactions in the first instance than if MFS had the Fund pay execution only rates. However, because MFS has voluntarily undertaken to reimburse clients from its own resources for commission credits generated from client brokerage, MFS ultimately assumes the additional expenses that it would incur if it purchased external research with its own resources.

Although MFS generally bears the costs of external research, MFS believes it generally does not pay, and therefore does not reimburse, clients with respect to research that is made available by a broker/dealer to all of its customers and that MFS considers to be of de minimis value, or for external research provided by executing brokers in fixed income transactions that incur mark-ups, mark-downs, and other fees rather than commissions. With respect to fixed income, MFS believes that executing brokers in fixed income transactions do not charge lower mark-ups, mark-downs, commission equivalents or other fees if clients forego research services. Consequently, MFS does not believe it pays higher mark-ups, mark-downs, commission equivalents or other fees to brokers on fixed income transactions than it would if it did not receive any research services from brokers. However, MiFID II generally considers external research to be an inducement and therefore MFS pays for certain categories of fixed income research received by certain affiliates of MFS out of its own resources. MFS may also execute purchase and sale transactions between the Fund and other funds or accounts managed by MFS or its affiliates (cross-trades). Cross-

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trade transactions entered into by the Fund are executed in accordance with applicable rules under the 1940 Act and related policies approved by the Fund’s Board.

Neither the Fund nor MFS has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or MFS.

Brokerage commissions paid by the Fund for certain specified periods and information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year are set forth in the following table:

Fiscal Year Ended	Brokerage Commissions Paid
October 31, 2025	$22,833
October 31, 2024	$30,709
October 31, 2023	$52,603

The Fund did not pay any commissions to affiliated brokers during the fiscal years ended October 31, 2025, October 31, 2024, and October 31, 2023.

Holdings of Securities of the Funds’ Regular Brokers and Dealers

During the fiscal year ended October 31, 2025, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of October 31, 2025:

Fund	Broker/Dealer	Value of Securities

Acquiring Fund	BANK OF AMERICA CORP	$980,890
	BARCLAYS PLC	$0[1]
	BNP PARIBAS SA	$0[1]
	CITIGROUP INC	$526,243
	DEUTSCHE BANK AG	$714,738
	GOLDMAN SACHS GROUP INC	$717,861
	HSBC HOLDINGS PLC	$357,931
	JPMORGAN CHASE & CO	$1,813,478
	ROYAL BANK OF CANADA	$0[1]

[1]	The Fund sold the security prior to October 31, 2025.

TAXATION INFORMATION

The following discussion of U.S. federal income tax consequences of investment in common shares of the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in common shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in common shares of the Fund. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, RICs, dealers in securities, shareholders holding Common Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Common Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Common Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.

Taxation of the Funds

The Fund has elected, and intends each year to qualify and be eligible to be treated, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one

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issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of the Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to common shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification, or distribution tests described above, it could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to common shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s common shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of common shares owned by a shareholder of the Fund will be

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increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If at any time when preferred shares or other senior securities, as applicable, are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a U.S. federal income and excise tax on undistributed income or gains and may, in certain circumstances, prevent the Fund from qualifying for treatment as a RIC. The Fund may repurchase or otherwise retire preferred shares or other senior securities, as applicable, in an effort to comply with the distribution requirement applicable to RICs.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, an RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income recognized for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30 of that year if the RIC makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to or will do so.

Fund Distributions

The Fund intends to make monthly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Fund’s Dividend Reinvestment Plan (see “Dividends and Other Distributions” in the Joint Proxy Statement/Prospectus). A shareholder whose distributions are reinvested in common shares under the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to either (i) if newly issued common shares are issued under the Dividend Reinvestment Plan, generally the fair market value of the newly issued common shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of common shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner

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described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund.

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his or her common shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions of investment income reported by the Fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year if certain holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of distributions to be eligible for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

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The IRS currently requires a RIC that the IRS recognizes as having two or more “classes” of stock for U.S. federal income tax purposes to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, as applicable, the Fund intends each tax year to allocate Capital Gain Dividends for each tax year between and among its common shares and each series of its preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying for the dividends received deduction, as qualified dividend income or as exempt-interest dividends will be allocated between and among common shares and each series of preferred shares separately from dividends that do not so qualify, in each case in proportion to the total dividends paid to each share class for the Fund’s tax year.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Common shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her common shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. Where one or more such distributions occur in and with respect to any taxable year of the Fund, the available earnings and profits will be allocated first to the distributions made to the holders of preferred shares, and only thereafter to distributions made to holders of common shares. As a result, the holders of preferred shares will receive a disproportionate share of the distributions, if any, treated as dividends, and the holders of the common shares will receive a disproportionate share of the distributions, if any, treated as a return of capital.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year. Dividends and distributions on common shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of common shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

If the Fund holds, directly or indirectly, one or more Build America Bonds issued before January 1, 2011, or other tax credit bonds issued on or before December 31, 2017, on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

If for any taxable year the Fund was not a “publicly offered” RIC within the meaning of Code Section 67(c)(2)(B), certain of the Fund’s direct and indirect expenses would be subject to special “pass-through”

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rules. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual) and, under current law, are not deductible by those shareholders that are individuals (or entities that compute their taxable income in the same manner as an individual).

Exempt-Interest Dividends

The Fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. Distributions that the Fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal AMT purposes and for state and local purposes.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. The Fund will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT.

In order for the Fund to distribute exempt-interest dividends for purposes of the California personal income tax, at least 50% of the value of the Fund’s total assets at the end of each quarter of each taxable year must consist of California state or local obligations and/or U.S. federal obligations, the interest from which is exempt from California personal income taxation. If the Fund qualifies to distribute exempt-interest dividends and reports these distributions as such to Fund shareholders, all distributions of the Fund attributable to interest income earned on such California state or local obligations and/or U.S. federal obligations for the taxable year of the Fund will be exempt from California personal income tax.

Sales, Exchanges or Repurchases of Shares

The sale, exchange or repurchase of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any

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loss realized upon a taxable disposition of Fund shares held for six months or less (i) will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares and (ii) generally will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In the event that the Fund repurchases a shareholder’s common shares, such repurchase generally will be treated as a sale or exchange of the shares by a shareholder provided that (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares (and such shareholder does not hold and is not deemed to hold any preferred shares), thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the tender offer, or (iii) the tender offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, (i.e., as ordinary income) to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the tender offer, and thereafter as capital gain. In the event a repurchase is treated as a Section 301 distribution, any Fund shares held by a shareholder thereafter will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling common shares pursuant to a particular tender offer, shareholders who do not sell shares pursuant to that tender offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the tender offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that tender offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the tender offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a RIC described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

If the Fund were to repurchase common shares on the open market, such repurchase would similarly result in a percentage increase in the interests of remaining shareholders. In such a case, a selling shareholder would likely have no specific knowledge that he or she is selling his or her shares to the Fund. It is therefore less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the tender offer.

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Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not, be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Original Issue Discount, Payment-in-Kind Securities, Market Discount, Preferred Securities, and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, (i) any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount on such debt obligations in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligations, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

In addition, pay-in-kind obligations will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by disposition of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such dispositions, including short-term capital gains taxable as ordinary income. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.

Higher-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., at a premium), the Fund may elect to amortize the premium over the remaining term of the bond which election would apply to all bonds (other than bonds the interest on which is excludible from gross income for U.S. federal income tax purposes) held by the Fund. In the case of a taxable bond, if the Fund makes such election, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. If the Fund does not elect to take bond premium into account currently, it will recognize a capital loss when the bond matures. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Catastrophe Bonds

The proper tax treatment of income or loss realized by the retirement or sale of certain catastrophe bonds is unclear. The Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any IRS position on the subject following the publication of such a position.

Passive Foreign Investment Companies

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF

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election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Under U.S. Treasury Regulations, any such income or net capital gain of the PFIC that is required to be included in the Fund’s gross income is qualifying income to the extent derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions, and may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or

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qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Other Transactions

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivatives instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could, therefore, affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

Commodities and Commodity-Linked Instruments

The Fund’s investments in commodities and commodity-linked instruments, if any, will potentially be limited by the Fund’s intention to qualify as a RIC, and will potentially limit the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

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Short Sales

If the Fund participates in a short sale and, on the date of such short sale, the Fund either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If the Fund participates in a short sale and, on the date of such short sale, the Fund has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Fund’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Non-U.S. Taxation

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholders not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts (including those who invest

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through individual retirement accounts or other tax-advantaged retirement plans) will not benefit from any such tax credit or deduction. Shareholders generally are not expected to be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund’s yield on securities subject to such taxes.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT, as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Non-U.S. Shareholders

Distributions by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, or (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign

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shareholder is a controlled foreign corporation.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends, and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market, in which case such foreign shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the repurchase.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in repurchase of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) gains realized by the Fund on the disposition of USRPIs would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S.

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withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. Foreign shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and proceeds of share repurchases, if any, paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that

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shareholder on ordinary dividends. The IRS and the U.S. Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share repurchases or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Fund are contained in the Fund’s Annual Report for the fiscal year ended October 31, 2025 (as filed December 29, 2025) (File No. 811-04975). The Fund’s financial statements and financial highlights are incorporated by reference into this SAI and have been so incorporated in reliance upon the reports of E&Y, independent registered public accounting firm for the Fund. The report from the Fund’s independent auditor is included in the Fund’s Annual Report.

In addition, the unaudited financial statements and financial highlights for the Fund, contained in the Fund’s Semi-Annual Report for the period ended April 30, 2025 (File No. 811-04975), are incorporated herein by reference.

Additionally, each Target Fund’s Annual Report (audited) and Semi-Annual Report (unaudited), as listed below, are incorporated by reference into this SAI:

●	MCR’s Annual Report for fiscal year ended November 30, 2025 (as filed January 23, 2026) (File No. 811-05822) and MCR’s Semi Annual Report for the period ended May 31, 2025 (as July 29, 2025) (File No. 811-05822);

●	CIF’s Annual Report for fiscal year ended November 30, 2025 (as filed January 23, 2026) (File No. 811-05867) and CIF’s Semi Annual Report for the period ended May 31, 2025 (as July 29, 2025) (File No. 811-05867);

●	MGF’s Annual Report for fiscal year ended November 30, 2025 (as filed January 23, 2026) (File No. 811-05078) and MGF’s Semi Annual Report for the period ended May 31, 2025 (as July 29, 2025) (File No. 811-05078); and

●	MIN’s Annual Report for fiscal year ended November 30, 2025 (as filed December 29, 2025) (File No. 811-05440) and MIN’s Semi Annual Report for the period ended April 30, 2025 (as June 25, 2025) (File No. 811-05440).

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Fund has been filed by the Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the common shares, reference is made to the Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen Investments U.S. Registered Advisers (the “Advisers”)

Proxy Voting Guidelines
Effective as of March 2025

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Advisers voted proxies. In addition, Rule 204-2 requires the Advisers to keep records of proxy voting and client requests for information. As of August 31, of each year, investment managers that are required to file reports under Section 13(f) are required to report their proxy voting records on Form N-PX for the twelve-month period ended June 30, with respect to certain shareholder advisory votes on executive compensation (those required by Section 14A of the Exchange Act). As registered investment advisers, the Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen Investments invests in other funds managed by Aberdeen Investments.

For cases involving potential conflicts of interest, Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of the Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailored Aberdeen’s assessment and approach but remain conscious that all voting decisions, where we have been given voting authority, are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy

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they will provide a rationale for such decisions which will be made available

In order to make proxy voting decisions, an Aberdeen Investments analyst will assess the resolutions at general meetings of companies held in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which Aberdeen have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where Aberdeen may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the Aberdeen custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results and will on occasions opt to instruct a vote differently from custom recommendations if we consider this to be in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent Aberdeen from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•	where a portfolio manager owns the holding in a personal account
•	An investee company that is also a segregated client
•	An investee company where an executive director or officer of our company is also a director of that company
•	An investee company where an employee of Aberdeen is a director of that company
•	A significant distributor of our products
•	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. Aberdeen Investments’ Listed Company Investment Principles and Voting Policies are published on our website.

To the extent that an Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Adviser’s clients. Clients that have not granted Aberdeen voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen Investments’ Listed Company Investment Principles and Voting Policies and in line with DOL guidance.

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Listed Company Investment Principles & Voting Policies

April 2025

Aberdeen Investments is a global specialist asset manager. We are dedicated to helping investors achieve their financial goals in a changing world by combining our specialist knowledge, global presence in more than 25 locations and investing for the long-term.

Active Ownership and sustainable investment considerations are critical components of our investment process, our investment activity, our client journey and our corporate influence.

Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed, we endeavour to catalyse this through our stewardship capabilities

Our expectations

As global investors, we are particularly aware that sustainable investment structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what we consider to be best practice globally – as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.

The principles and voting policies noted herein reflect our current position. We are monitoring and have contributed to the many reform agendas and consultations in the governance arena, particularly in the UK, on areas such as market competitiveness, listing rules, the approval of corporate transactions and greater flexibility in remuneration practices, including wider use of restricted stock. We are actively involved in these discussions, both as a corporate issuer and an investor, and our position will evolve as rules, guidance and practice develops.

This document has received approval from Aberdeen’s Chief Investment Officer (CIO) and the Chief Sustainable Investment Officer – Investments (CSIO) following consultation with various internal stakeholders.

Our approach to stewardship

We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients, proportionate to the risk preference they have accepted, and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.

We will:

•	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.
•	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.
•	Actively engage with companies and assets in which we invest where we believe we can
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influence or gain insight.

•	Exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.
•	Seek to influence the development of appropriately high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.
•	Communicate our Listed Company Investment Principles and Voting Policies to clients, companies and other interested parties.
•	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.
•	Be transparent in reporting our engagement and voting activities.

Aberdeen is committed to exercising responsible ownership with a conviction that companies seeking to upgrade their practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced long-term returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.

Engagement

It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. We will concentrate that engagement on investee companies undergoing transformation or facing exceptional challenges or opportunities. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value.

Engagement with companies on environmental, social and governance risks and opportunities is a fundamental part of our investment process. It is a process through which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises outcomes from its most significant opportunities. As such, we regard engagement as:

•	Important to understanding investee companies holistically.
•	Helpful when conducting comprehensive sustainable investment analysis.
•	Useful to maintaining open dialogue and constructive relationships with companies.
•	An opportunity to generate positive change on a company’s holistic risk management programme–be active with our holdings rather than activist.

Proxy Voting

Proxy voting is an integral part of our active stewardship approach and we exercise voting rights in a manner in line with our clients’ best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.

This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the practical necessity of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.

We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.

Voting Process

In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios. Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.

To supplement our own analysis we may also make use of the benchmark research and recommendations provided by

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ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association’s (IA) Institutional Voting Information Service. We have implemented regional voting policy guidelines with ISS which they apply to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will review any resolution at company meetings we have identified as covering environmental and social factors.

While it is most common for us to vote in line with a board’s voting recommendation we will vote our clients’ shares against resolutions which we believe are not consistent with their best interests. We may also vote against resolutions which conflict with domestic governance guidelines, such as those issued by the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour. Where we vote against a resolution we endeavour to inform companies of our rationale.

In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company’s board.

We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as share-blocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes.

Governance

Strategy

We invest in companies that will create the best outcome for our clients in line with their investment mandates. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

•	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors

We believe effective board governance promotes the long-term success and value creation of the company. The board should be responsible for establishing the company’s purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material sustainable investment risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.

Board Composition

Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board. These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations

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which include an assessment of board composition and effectiveness.

Leadership

Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should any individual or small group have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business. We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

•	We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing this on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.
•	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.
•	We will generally oppose any move of a retiring CEO to the role of Chair.

Independence

Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.

In assessing a director’s independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company’s option or variable incentive schemes, or is a member of the company’s pension scheme.

iv.	Has close family ties with any of the company’s advisers, directors or senior employees.

v.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

•	We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence – for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding

Succession Planning & Refreshment

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective. We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

•	We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has
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seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re-election. We will, however, consider the impact on board continuity and the company’s succession planning efforts prior to doing so. We may also not apply the tenure limit to directors who are founders or shareholder representatives where we believe this is appropriate.

Diversity

We believe diversity, equity and inclusion (DEI) policies can help ensure that the best people are appointed to each role in the company, with the combination of skills and experience judged most likely to contribute to long- term value creation. Companies that make progress in DEI can be better positioned for long-term sustainability and outperformance. We believe diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We take into consideration whether boards report on how they promote DEI throughout the business. We recognise the necessity of adopting a regional approach to DEI, allowing us to account for variation in the needs and requirements of the company based on geography. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity, equity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases.

Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member. We will also consider the trajectory of diversity at the company and any assurance that diversity shortfalls will soon be addressed.

Gender Diversity.

•	UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. We expect companies to seek to comply with the FCA’s diversity targets and may vote against the Chair of the Nomination Committee if we have concerns regarding the Committee’s efforts in succession planning to achieve the gender diversity target of 40% female members. For smaller companies, we will take action if the board does not include at least one female director.
•	Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.
•	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

Ethnic Diversity

•	UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 250 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

Directors’ Time Commitment

Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

•	We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard to the ISS classification of ‘overboarding’.
•	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional

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committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.

We will consider voting against committee members if we have concerns regarding the composition of a committee in relation to independence or skills.

Nomination Committee

This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

•	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

Audit Committee

This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company’s internal financial controls and risk management systems, reviewing the effectiveness of the company’s internal audit function and appointing and overseeing the quality of the work done by external auditors. We prefer the committee to be wholly independent, and expect this at UK and US companies in view of general market practice and board composition. In other regions, as a minimum, we expect the committee to be comprised of a majority of independent directors with an independent Chair. Furthermore we expect at least one member of the committee to have recent and relevant financial experience.

•	UK & US: We will generally vote against the re-election of non-independent members of the Audit Committee..
•	Europe: We will generally vote against the re-election of non-independent members of the Audit Committee if the committee is not majority independent. We will also generally vote against a non-independent Chair of the Audit Committee.
•	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee

This committee is responsible for determining the policy and setting remuneration levels for executive and non-executive directors. The committee should ensure that directors’ remuneration is aligned with strategy and company performance. Remuneration policy should be cognisant of the company’s licence to operate and the potential overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business and remuneration practices in the jurisdiction in which they operate. No executive should be involved in setting their own remuneration..

•	Where we have significant concerns regarding the company’s remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability

We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re- election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the

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individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

•	We will generally oppose the re-election of non-independent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.
•	Where we have significant concerns regarding a board member’s performance, actions or inaction to address issues raised we may vote against their re-election.
•	We may vote against directors who decline appropriate requests for meetings without a clear justification.
•	Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.
•	We will generally support resolutions to discharge the supervisory board or management board members from legal liability unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.
•	We will not support the election of directors who are not personally identified but are proposed as corporations.

Reporting

A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non- financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI).

Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

•	We may consider voting against a company’s Annual Report & Accounts if we have concerns regarding timely provision or adequacy of disclosure.

Political Donations & Lobbying

Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

Risk & Audit

The board is responsible for determining the company’s risk appetite, establishing procedures to manage risk and for monitoring the company’s internal controls. We expect boards to conduct robust assessments of the company’s material risks and report to shareholders on risks, controls and effectiveness. The introduction of widely accepted global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm Aberdeen supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional

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insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make unjustified savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company’s accounts would be much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.

The relationship with the auditor should be mediated through the Audit Committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

•	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.
•	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.
•	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Executive Remuneration

Executive Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.

A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The Remuneration Committee should provide a clear description of the application of policy and the outcomes achieved.

Executive Directors’ base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven solely by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock-on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.

A company should structure variable, performance-related pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term.

We expect all variable pay to be capped, preferably as a multiple of base salary. In the UK we expect variable pay to be capped as a multiple of base salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.

Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company’s strategy. A significant portion of performance metrics should seek to measure significant improvements in, or resilience with regard to, the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company’s progress inter alia on its sustainability strategy. Where possible we expect these targets to be quantifiable and disclosed.

Variable pay arrangements should over the long term incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment.

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We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target.

Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance.

We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year. We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets.

We do not generally support value creation plans. We will consider supporting the use of restricted share plans (RSP) in the UK which have been structured consistent with the guidelines of the Investment Association. We will consider restricted share plans either individually or as part of a hybrid scheme. Any restricted share scheme would be expected to be issued at a significant quantum discount to conventional LTIP plans. The board would be expected to justify why the introduction of these plans is in the best interest of shareholders. We expect appropriate malus and clawback provisions to be applied to variable remuneration plans.

We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of post-departure shareholding guidelines.

We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction.

We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting.

Non-executive fees should reflect the role’s level of responsibility and time commitment. We do not support NED’s participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue.

In the UK our expectations of companies are aligned with the Investment Association’s Principles of Remuneration.

Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.

In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus additional capacity towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.

In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

•	We consider the overall reward potential or outcome to be excessive.
•	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.
•	A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.
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•	There is no appropriate cap on variable incentive schemes.
•	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.
•	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.
•	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.
•	Relative performance targets allow vesting of awards for below median performance.. Retesting provisions apply.
•	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.
•	We have concerns regarding the use of discretion or the grant of exceptional awards.
•	Pension arrangements are excessive.. Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights

The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Corporate Transactions

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the pre-existing strategy and be subject to shareholder approval.

•	We will vote on corporate transactions on a case by case basis.
•	In markets where no vote is required on significant transactions, we may take voting action at a future general meeting if we have concerns regarding the transaction undertaken.

Dividends

We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company’s financial position.

Share Capital

The board carries responsibility for prudent capital management and allocation.

Share Issuance

We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

•	Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company’s share capital for pre- emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines. There is no global standard on pre-emptive issuance limits, and in the rest of the world we use 25% as a benchmark limit.
•	Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company’s share capital for non- pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-
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Emption Group.

•	We will not generally support share issuance by investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company’s circumstances and any further detail regarding proposed capital issuance authorities prior to voting.

Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.

Buyback

We recognise that share buybacks can be a flexible means of returning cash to shareholders.

•	We will generally support buyback authorities of up to 10% of the issued share capital. In the UK we will generally support authorities which are in line with the levels permitted under the Listing Rules.

Related Party Transactions

The nature of relations – particularly any related party transactions (RPTs) – with parent or related companies, or other major investors, must be disclosed fully. Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

•	Where we are given a vote, we will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.
•	In markets where no vote is required on RPTs, we may take voting action at a future general meeting if we have concerns regarding the transaction undertaken

Article/Bylaw Amendments

While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

•	We will generally vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

•	We will generally vote against anti-takeover/‘poison pill’ proposals.

Voting Rights

We are supporters of the principle of ‘one share, one vote’ and therefore favour equal voting rights for all shareholders. Where multiple voting rights are implemented at the point of listing, we expect an appropriate sunset clause to apply (ideally with a maximum of 7 years, in line with common market practice).

•	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights, unless there is an exceptional justification and also a suitable sunset clause in place.
•	We will consider voting against proposals to raise new capital at companies if we have concerns regarding the use of with multiple share classes and voting rights.

General Meetings

Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company’s AGM as a means of escalation to reinforce our views to a company’s board.

We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given

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obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

•	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.
•	We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law). We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person. We will generally vote against proposals which permit wholly virtual general meetings.

Sustainability

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area.

Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

The Environment

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are held responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will

•	Identify, manage and reduce their environmental impacts, as applicable.
•	Understand their impact along the company value chain.
•	Develop group-level climate policies commensurate to their business and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.
•	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution.

We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.

Labour and Employment

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization’s core labour standards as a minimum.

In particular, companies will:

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•	Take affirmative steps to ensure that they uphold decent labour standards.
•	Adopt strong health and safety policies and programmes to implement such policies.
•	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.
•	Adopt policies and programmes for investing in employee training and development.
•	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose.
•	Ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.
•	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.

Human Rights

We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance. Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.

We expect companies to:

•	Continually work to understand their actual and potential impacts on human rights.
•	Establish systems that actively ensure respect for human rights.
•	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.

Business Ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision- making. A company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.

We expect companies to have policies in place to support the following:

•	Ethics at the heart of the organisation’s governance.
•	A zero-tolerance policy on bribery and corruption.. How people are rewarded, as pay can influence behaviour.
•	Respect for human rights.
•	Tax transparency.
•	Ethical training for employees.

Where we have serious concerns regarding a board’s actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.

Environmental & Social Resolutions

We will review any resolution at company meetings we have identified as covering environmental and social factors. The following will detail our overarching approach and expectations.

Our approach to vote analysis is consistent across active and quantitative investment strategies Review the resolution,

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proponent and board statements, existing disclosures, and external research. Engage with the company, proponents, and other stakeholders as required.

Involve thematic experts, investment analysts and other specialists, as needed, in our in decision-making to harness a wide range of expertise and address material factors in our analysis.

Ensure consistency by using our own in-house guidance to frame case-by-case analysis.

Monitor the outcomes of votes.

Follow-up with on-going engagement as required.

Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is to determine the best outcome for the company in the context of the best outcome for our clients. There may be instances where we welcome the spirit of a resolution, but other factors preclude our support for the proposal. For example, where the wording is overly prescriptive or ambiguous, when suggested implementation is overly burdensome or where the proposal strays too close to the board’s responsibility for setting the company’s strategy.

Management Proposals

We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their sustainability strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called ’say on climate’ votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge, increase a company’s exposure to litigation, and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including sustainability strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on sustainability topics and find this dialogue to be the best opportunity to provide feedback.

We will review the appropriateness of ’say on climate’ votes and consider if other voting mechanisms should be applied to ensure both boards and executives apply appropriate rigour to the oversight and delivery of a company’s climate approach.

Shareholder Proposals

The vast majority of resolutions focused on environmental and social issues are filed by shareholders. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.

Climate

We do not evaluate a company’s climate strategy in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company’s operational response to climate change has significant shortcomings, the effectiveness of board oversight and corporate governance may also be called into question.

We use a range of mechanisms to evaluate whether companies appear to be fulfilling their climate commitments. Through engagement and voting we seek to work with companies, in the context of their local market and sector, to encourage robust methodologies underpinned by targets and, where required, improved reporting and disclosure in alignment with the TCFD framework. We also encourage companies to carefully manage climate-related lobbying. Ensuring appropriate oversight and disclosure of direct and indirect lobbying activities can help companies reduce the risk of misalignment with corporate strategy.

The Taskforce on Nature-related Financial Disclosure (TNFD) was established to develop and deliver a risk management and disclosure framework. While it is not currently mandatory, the TNFD framework is likely to become the default standard for disclosure of naturebased risks. Aberdeen is supportive of TNFD and will generally support

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proposals asking for companies to report in line with it, taking into consideration best practice for the local market and sector. In addition, we encourage companies to consider their disclosure and reporting on natural capital as we believe better disclosure can support our analysis of financially material nature-related risks and opportunities.

Nature and Biodiversity

For investors, the risks and opportunities associated with the use of natural capital (the world’s natural resources, which underpin our economy and society) are becoming increasingly financially material. However, company reporting on these issues, and how they are managed, has historically been poor and difficult to compare.

We have seen an increase in resolutions concerning biodiversity and nature in recent years. The focus of these resolutions has varied; however, the main themes are evaluation of scenarios for plastic demand and associated financial implications, waste and the circular economy, and increased disclosure of environmental policies.

Artificial Intelligence

As Artificial Intelligence (AI) technologies quickly evolve, Aberdeen’s objective is to work with the companies in which we invest to encourage a future where AI delivers sustainable benefits for shareholders and other stakeholders. Heightened investor scrutiny of AI practices has become evident in shareholder resolutions filed at the annual meetings of companies - from technology giants to entertainment businesses.

Resolutions typically request a report on the use of AI and any ethical guidelines adopted by companies, enhanced disclosure regarding board oversight, or further information about the mitigation of AI-generated misinformation. Our voting approach builds upon the principles that we believe will support positive and sustainable outcomes for our investee companies. We encourage companies to focus on implementing robust governance and oversight, clear ethical guidelines, appropriate due diligence, and sufficient transparency. Where AI is likely to have significant impact on operations and labour relations, we believe it is prudent for companies to demonstrate a responsible approach at the earliest opportunity. Collaborating with the workforce can enable companies to mitigate negative outcomes and avoid costly disruption to labour relations. As technology develops, we believe these issues will remain crucial to the responsible development and use of AI.

Human Rights

Aberdeen believes that poor oversight of human rights can have a material impact on long-term value creation and cause avoidable harm. Resolutions concerning human rights are filed with companies operating in a broad range of sectors and focus on operations and supply chains in regions with a poor record of protecting human rights.

As a supporter of the UN Guiding Principles on Business and Human Rights, we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. When analysing a company’s approach to human rights, we will assess its existing policies to decide if voting action would enhance its approach and benefit the company and shareholders. Where we believe sufficient disclosure and due diligence are already in place, we may vote against a proposal to avoid unnecessary and unduly burdensome reporting. We are usually not supportive of resolutions that seek to dictate where and to whom companies can sell products and services or other resolutions which may be considered unduly prescriptive.

Political Disclosure

Corporate lobbying and political contributions disclosure continues to be a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. We have seen progress in this area and will carefully consider whether additional disclosure is in the interest of the company and its shareholders.

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Diversity, Equity & Inclusion

Diversity, Equity & Inclusion (DEI) is a major theme for shareholder resolutions. In recent years resolutions have focused on pay gap reporting, racial equity audits, disclosure of DEI metrics and assessments of the efficacy of DEI programmes.

We are generally supportive of shareholder proposals for disclosure of standardised DEI metrics and pay gap reporting. Such disclosures can support assessments of how companies are addressing opportunity and inclusion. We will, however, consider whether companies are allowed sufficient discretion to report on pay gaps in a way that adequately reflects the demographic and legal variations between jurisdictions.

A racial equity or civil rights audit is an independent analysis of a company’s business practices designed to identify aspects that may have a discriminatory effect. In applicable geographies, we tend to support racial equity and civil rights audits in relation to internal and external DEI programmes where there could be an elevated risk of discrimination. Resolutions should allow companies to carry out audits at a reasonable cost and within a reasonable timeframe. We carefully consider a company’s existing disclosure to ensure that proposals requesting these audits are not duplicative, prescriptive, or unduly onerous.

Important Information

This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. Aberdeen does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.

Any research or analysis used in the preparation of this document has been procured by Aberdeen for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. Aberdeen reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of Aberdeen .

Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.

Aberdeen Group plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2026

At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).

Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.

Our approach to proxy voting is guided by the following additional principles:

1.	Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2.	Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

3.	Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.

4.	Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5.	Transparency in approach and implementation: Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.

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A.	VOTING GUIDELINES

The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients. MFS reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

Additionally, these guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.

Board structure & performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified as described below.
Director Independence

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As a general matter, MFS will not support a nominee to a board if, as a result of such nominee being elected to the board, the board would consist of less than a simple majority of members who are “independent” (as determined by MFS in its sole discretion). MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or a third party (e.g., proxy advisory firm).

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As a general matter, MFS will vote against any non-independent nominee if MFS does not believe a key committee of the board (such as audit, nomination and compensation/remuneration committee) is “sufficiently independent.” MFS’ view of what constitutes “sufficiently independent” and which board committees are “key committees” varies by market.

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MFS may accept lower levels of independence in certain circumstances, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets.

Independent Chairs

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MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.

Tenure in leadership roles

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MFS may vote against a chair who is designated independent, or a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, if refreshment is not being considered by the company’s board or MFS identifies other concerns that suggest more immediate refreshment is necessary.

Overboarding

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We believe that all directors should have sufficient time and attention to fulfil their duties and play their part in effective oversight, both in normal and exceptional circumstances. As a general guideline, MFS will generally vote against a director’s election if we believe that the director’s service on boards of outside public companies is “excessive”. Our view as to what constitutes “excessive” varies by market and role that the director serves with the public company (i.e., executive or non-executive). In cases of a director nominee who serves as a CEO or executive chair of a public company, MFS will likely only apply a vote against director’s election at the meetings of the companies where the director is a non-executive.

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When analyzing whether a director’s service on boards of multiple public companies is excessive, MFS may also consider: (i) whether the company has disclosed the director’s plans to step down from one or more public company boards within a reasonable time; or (ii) whether the director serves on the multiple boards of affiliated companies, or on more than one investment company within the same investment company complex (as defined by applicable law). MFS may also vote in favor of a director whose service on outside public company boards we would otherwise deem to be excessive if after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.

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MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.

Diversity

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MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS takes a holistic view on the dimensions of diversity that can lead to a diversity of perspectives.

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Gender diversity is one such dimension and if data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board, in our view, is comprised of an insufficient representation of directors who are women. Our view as to what constitutes insufficient representation varies by market.

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MFS may consider other dimensions of diversity if we believe that the board will benefit from more diverse perspectives.

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MFS considers exceptions to our approach if we believe that the company is transitioning towards a well-balanced board with diverse perspectives or has provided clear and compelling reasons for why they have been unable to do so.

Board size	• MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. MFS evaluates board size on a case-by-case basis.
Other Concerns

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MFS will generally not support a nominee if MFS can determine that the nominee attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.

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MFS may not support some or all nominees standing for re-election to a board if MFS determines (i) there are concerns with a director or board regarding performance, governance, or oversight; (ii) the board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders; or (iii) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda; or (iv) a Japanese company allocates a significant portion of its net assets to cross-shareholdings.

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MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if (i) MFS votes against consecutive executive compensation votes; (ii) MFS determines that a particularly egregious executive compensation practice has occurred; (iii) MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that MFS believes are detrimental to the long-term success of the company; or (iii) an advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

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Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.

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Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.

Discharge of Directors	• Where individual directors are not presented for election in the year MFS may apply the same vote position described above to votes on the discharge of the director.

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Proxy contests

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From time to time, a shareholder may propose a slate of director nominees different than the slate of director nominees proposed by the company (a “proxy contest”). MFS will analyze proxy contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.

Board Accountability
Majority voting for the election of directors

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MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Declassified boards

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MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

The right to call a special meeting or act by written consent

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MFS believes that there should be an appropriate balance between the ability of shareholders to exercise the right to call special meetings or act by written consent with the cost of conducting such special meetings or actions.

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MFS will generally support management proposals to establish these rights where they do not currently exist.

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MFS will generally support shareholder proposals to adjust existing rights if we believe that the shareholder proposal appropriately balances shareholder and company interests (generally a threshold of 15% for large and widely held companies and a threshold between 15%-25% for other companies).

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MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.

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MFS may also support shareholder proposals to establish these rights if no existing right exists if we believe that to do so appropriately balances the interests of shareholders and the company. In such circumstances, we may support proposals with thresholds lower than the thresholds that we would support if proposed by management or a shareholder requesting an adjustment to an existing right.

Proxy access

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MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“proxy access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders.

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MFS generally supports proxy access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors.

Shareholder rights
Anti-takeover measures

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In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

•

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.

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•

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

•

MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

•

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders.

•

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”

Cumulative voting

•

MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

One-share one-vote

•

As a general matter, MFS supports proportional alignment of voting rights with economic interest and may not support a proposal that deviates from this approach.

•

For companies listing with multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals

•

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals; however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Other business	• MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Capitalization proposals, capital allocation & corporate actions
Issuance of stock

•

There are many legitimate reasons for the issuance of stock. Nevertheless, MFS may vote a stock option plan as noted below under “Executive Compensation-Stock Plans.”

•

MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

•

MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.

Repurchase programs

•

MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

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Mergers, acquisitions & other special transactions

•

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.

Independent Auditors

MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion.

Executive Compensation
Executive Compensation Packages

•

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that we believe are geared towards durable long-term value creation and aligned with shareholder interests and experience.

•

MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances.

•

MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.

•

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

•

MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe (i) the incentives should be tied to issues that are financially material for the issuer in question; (ii) they should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures; and (iii) the weighting of incentives should be appropriately balanced with other strategic priorities.

•

We believe non-executive directors may be compensated in cash or stock, but these should not be performance-based.

Stock Plans

•

As a general matter, MFS will vote against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan that it views as having potential excessive dilution, considering aggregate dilution and burn rate.

•

In addition, MFS may oppose stock option programs and restricted stock plans if they:

➢

Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.

➢

Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.

•

In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.

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•

MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

•

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will generally vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

•

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

•

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.

•

MFS may support reasonably crafted shareholder proposals that:

➢

Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;

➢

Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;

➢

Expressly prohibit the backdating of stock options; or,

➢

Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Environmental & Social Proposals

•

MFS believes that a company’s environmental or social practices may have an impact on the company’s long-term economic financial performance, and we analyze such proposals on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal.

•

Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.

•

Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis, and we will support them if in light of the relevant facts and circumstances we believe that to do so is in the best long-term interests of our clients.

•

MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.

•

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

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B. GOVERNANCE OF PROXY VOTING ACTIVITIES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists;

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.

2.	Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals and members of the Proxy Voting Committee or the Stewardship Team) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. Furthermore, the Proxy Voting Committee does not include individuals whose job responsibilities primarily include client relationship management, marketing, or sales.

Additionally, MFS will follow the process set forth below.

a.	Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

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e.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all matters at the company’s shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.2

3.	Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1.	Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

[2]	MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest.

In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

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The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2.	Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.3 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

[3]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

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3.	Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4.	Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.

D. ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.4

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please contact proxyteam@mfs.com.

E. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

[4]	When engaging with companies, including engagements on proxy voting topics, MFS’ focus is discussing, gathering information about, and seeking appropriate transparency on matters so that MFS may make an informed voting decision that advances MFS clients’ long-term economic interests. MFS does not engage for the purpose of trying to change or influence control of a company. Engagements may consist of ongoing communications with a company.

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F. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters.

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APPENDIX B – DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service (Moody’s), S&P Global Ratings, Fitch Ratings, Inc. (Fitch), Morningstar DBRS (DBRS®), and Kroll Bond Rating Agency (KBRA) represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Description of its Ratings

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa	Obligations rated Aaa are judged to be of the highest quality subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium grade and subject to moderate credit risk; and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Excerpts From S&P Global Ratings’ Description of its Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment - the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B-1

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Excerpts from Fitch’s Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default – including by way of a distressed debt exchange (DDE) - on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest Credit Quality

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered

B-2

strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk

Default of some kind appears probable.

C: Near Default

A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	The formal announcement by the issuer or their agent of a DDE; and
•	A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

•	An uncured payment default or DDE on a bond, loan or other material financial obligations, but
•	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding up procedure, and
•	Has not otherwise ceased operating.

This would include:

-	The selective payment default on a specific class or currency of debt;
-	The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D: Default

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an

B-3

issuer’s financial obligations or local commercial practice.

Excerpts From DBRS’® Description of its Ratings

The DBRS® long-term credit ratings provide opinions on risk of default. DBRS® considers risk of default to be the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which a long-term obligation has been issued. The long-term obligations rated in this category typically have a term of one year or longer.

All rating categories from AA to CCC contain the subcategories (high) and (low). The absence of either a (high) or (low) designation indicates that the rating is in the middle of the category.

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB	Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C

Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the C category.

D	When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

Excerpts From KBRA’s Description of its Ratings

KBRA assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured obligations. These definitions should be used in conjunction with KBRA’s rating methodologies.

AAA	Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA	Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A	Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB	Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.
BB	Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B	Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC	Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high
B-4

recovery expectations.

CC	Determined to be near default or in default with average recovery expectations.
C	Determined to be near default or in default with low recovery expectations.
D	KBRA defines default as occurring if:
•	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.
•	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.
•	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

MFS® MULTIMARKET INCOME TRUST

PART C

Item 15.	Indemnification.

Article V of the Registrant’s Declaration of Trust provides that the Registrant will indemnify its Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Registrant, unless as to liabilities to the Registrant or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Registrant. In the case of a settlement, such indemnification will not be provided unless it has been determined in accordance with the Declaration of Trust that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

Item 16.	Exhibits.

(1)	Articles of Incorporation

(a) Amended and Restated Declaration of Trust, dated December 16, 2004, as amended May 2, 2016, previously filed as Exhibit 1(a) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(2)	By-laws

(a) Master Amended and Restated By-Laws, dated December 18, 2007, as revised July 19, 2019, previously filed as Exhibit 2(b) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(3)	Voting Trust Agreements

Not applicable.

(4)	Agreements of Acquisition, Reorganization, Merger, Liquidation, and any amendments

(a) Form of Agreement and Plan of Reorganization, previously filed as Exhibit 4(a) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(5)	Instruments Defining Rights of Security Holders

(a) Dividend Reinvestment Plan, previously filed as Exhibit 5(a) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(b) Copies of instruments defining the rights of shareholders, including the relevant portions of: the Amended and Restated Declaration of Trust, December 16, 2004 (see Section 6.2), and the Master Amended and Restated By-Laws, dated January 1, 2002, as revised through June 23, 2004 (see Article III).

(6)	Investment Advisory Agreements

(a) Investment Advisory Agreement, dated January 1, 2002, previously filed as Exhibit 6(a) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(7)	Underwriting or Distribution Contracts

Not applicable.

(8)	Bonus or Profit-Sharing Contracts

Not applicable.

(9)	Custodian Agreements

(a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit 9(a) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(b) Appendix A, as of September 30, 2025, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit 9(b) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(c) Appendix D, as of December 5, 2016, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit 9(c) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(d) Amendment 1, dated September 26, 2017, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, previously filed as Exhibit 9(d) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(e) Amendment 2, dated September 6, 2024, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, previously filed as Exhibit 9(e) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(f) Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit 9(f) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(g) Appendix A, as of September 30, 2025, to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit 9(g) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(h) Supplemental Agreement, by and among State Street Bank and Trust Company and the parties set forth in the agreement, including the Registrant, dated October 1, 2019, previously filed as Exhibit 9(h) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(10)	Rule 12b-1 Plan

Not Applicable.

(11)	Opinion and Consent of Counsel

(a) Opinion and Consent of Counsel, dated January 27, 2026; filed herewith.

(12)	Opinion and Consent of Counsel on tax matters

To be filed by post-effective amendment.

(13)	Other Material Contracts

(a) Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc., dated December 18, 2006, previously filed as Exhibit 13(a) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(b) Amendment 1, dated June 29, 2007, to the Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc., dated December 18, 2006, previously filed as Exhibit 13(b) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(c) Amendment 2, dated December 18, 2009, to the Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc., dated December 18, 2006, previously filed as Exhibit 13(c) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(d) Amendment 3, dated October 1, 2010, to the Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc., dated December 18, 2006, previously filed as Exhibit 13(d) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(e) Amendment 4, dated February 11, 2014, to the Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc., dated December 18, 2006, previously filed as Exhibit 13(e) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(f) Amendment 5, dated May 1, 2016, to the Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc., dated December 18, 2006, previously filed as Exhibit 13(f) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(g) Fee and Service Schedule, dated May 1, 2016, to the Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc., dated December 18, 2006, previously filed as Exhibit 13(g) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(h) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 2023, and Exhibit A, dated February 21, 2025, Exhibit B, dated April 1, 2023, Exhibit C, dated April 1, 2023, and Exhibit D, dated September 24, 2024, previously filed as Exhibit 13(h) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(i) Closed-End Fund Oversight Agreement, dated January 1, 2007, as amended and restated April 27, 2024, and Exhibit A, dated April 27, 2024, and Exhibit C, dated January 1, 2025, previously filed as Exhibit 13(i) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(j) Form N-PORT and Form N-CEN Services Agreement, dated June 1, 2018, previously filed as Exhibit 13(j) of the Registrant’s Registration Statement on Form N-14, filed on December 17, 2025.

(14)	Consent of Independent Registered Public Accountant

(a) Consent of Deloitte & Touche LLP, dated January 27, 2026, for MFS Government Markets Income Trust and MFS Intermediate Income Trust; filed herewith.

(b) Consent of Ernst & Young LLP, dated January 27, 2026, for MFS Charter Income Trust, MFS Intermediate High Income Fund, and MFS Multimarket Income Trust; filed herewith.

(15)	Omitted Financial Statements

Not Applicable.

(16)	Powers of Attorney

(a)	Power of Attorney, dated January 1, 2026, (Trustees); filed herewith.
(b)	Power of Attorney, dated December 11, 2025, (DiLorenzo) (Phillips)

(17)	Additional Exhibits.

Not Applicable.

(18)	Calculation of Filing Fee Tables

(a) Calculation of Filing Fee Tables; filed herewith.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act 17 CFR 230.145c, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file, by post-effective amendment, opinion of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on January 27, 2026.

MFS® MULTIMARKET INCOME TRUST

By: /s/DAVID L. DILORENZO* Name: David L. DiLorenzo Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on January 27, 2026.

SIGNATURE	TITLE

/s/DAVID L. DILORENZO*	President (Principal Executive Officer)
David L. DiLorenzo

/s/KASEY L. PHILLIPS*	Principal Financial and Accounting Officer
Kasey L. Phillips

/s/STEVEN E. BULLER*	Trustee
Steven E. Buller

/s/JOHN A. CAROSELLI*	Trustee
John A. Caroselli

/s/MAUREEN R. GOLDFARB*	Trustee
Maureen R. Goldfarb

/s/PETER D. JONES*	Trustee
Peter D. Jones

/s/JOHN P. KAVANAUGH*	Trustee
John P. Kavanaugh

/s/JAMES W. KILMAN, JR.*	Trustee
James W. Kilman, Jr.

/s/CLARENCE OTIS, JR.*	Trustee
Clarence Otis, Jr.

/s/MICHAEL W. ROBERGE*	Trustee
Michael W. Roberge

/s/MARYANNE L. ROEPKE*	Trustee
Maryanne L. Roepke

/s/PAULA E. SMITH*	Trustee
Paula E. Smith

/s/DARRELL A. WILLIAMS*	Trustee
Darrell A. Williams

*By:	/s/CHRISTOPHER R. BOHANE
Name: Christopher R. Bohane
as Attorney-in-fact

Executed by Christopher R. Bohane on behalf of those indicated pursuant to a Power of Attorney, dated January 1, 2026 (Trustees) and a Power of Attorney, dated December 11, 2025 (DiLorenzo) (Phillips)

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

11	a	Opinion and Consent of Counsel, dated January 27, 2026
14	a	Consent of Deloitte & Touche LLP, dated January 27, 2026, for MFS Government Markets Income Trust and MFS Intermediate Income Trust
	b	Consent of Ernst & Young LLP, dated January 27, 2026, for MFS Charter Income Trust, MFS Intermediate High Income Fund, and MFS Multimarket Income Trust
16	a	Power of Attorney, dated January 1, 2026 (Trustees)
	b	Power of Attorney, dated December 11, 2025 (DiLorenzo) (Phillips).
18	a	Calculation of Filing Fee Tables